UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Eric S. Bergeson Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1.  Report to Shareholders.

(a)	A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

WASATCH GLOBAL INVESTORS

WASATCHGLOBAL.COM

SEPTEMBER 30, 2021

2021 Annual Report

Fund Name	Investor Class	Institutional Class
Wasatch International Opportunities Fund	WAIOX	WIIOX
Wasatch International Select Fund	WAISX	WGISX
Wasatch Micro Cap Fund	WMICX	WGICX
Wasatch Micro Cap Value Fund	WAMVX	WGMVX
Wasatch Small Cap Growth Fund	WAAEX	WIAEX
Wasatch Small Cap Value Fund	WMCVX	WICVX
Wasatch Ultra Growth Fund	WAMCX	WGMCX
Wasatch-Hoisington U.S. Treasury Fund	WHOSX	—

WASATCHGLOBAL.COM SEPTEMBER 30, 2021 2021 Annual Report Fund Investor Institutional Fund Investor Institutional Name Class Class Name Class Class Wasatch Core Growth Fund WGROX WIGRX Wasatch International Opportunities Fund WAIOX WIIOX Wasatch Emerging India Fund WAINX WIINX Wasatch International Select Fund WAISX WGISX Wasatch Emerging Markets Select Fund WAESX WIESX Wasatch Micro Cap Fund WMICX WGICX Wasatch Emerging Markets Small Cap Fund WAEMX WIEMX Wasatch Micro Cap Value Fund WAMVX WGMVX Wasatch Frontier Emerging Small Wasatch Small Cap Growth Fund WAAEX WIAEX WAFMX WIFMX Countries Fund Wasatch Small Cap Value Fund WMCVX WICVX Wasatch Global Opportunities Fund WAGOX WIGOX Wasatch Ultra Growth Fund WAMCX WGMCX Wasatch Global Select Fund WAGSX WGGSX Wasatch-Hoisington U.S. Treasury Fund WHOSX —Wasatch Global Value Fund FMIEX WILCX Wasatch Greater China Fund WAGCX WGGCX Wasatch International Growth Fund WAIGX WIIGX

Wasatch Funds

Salt Lake City, Utah

wasatchglobal.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

Letter to Shareholders — Our Take on China and India

Ajay Krishnan, CFA Head of Emerging Markets Investing and Portfolio Manager	Dan Chace, CFA Portfolio Manager

DEAR FELLOW SHAREHOLDERS:

Recent clampdowns by Chinese regulators in areas such as technology and private education have caused some investors to rethink their China allocations. Investors began to ponder the implications in November 2020 when regulators suspended the initial public offering (IPO) of Ant Group, a financial-technology (fintech) firm whose chairman and majority shareholder is renowned tech titan Jack Ma. This year, restrictions announced during the summer rattled financial markets. Pundits have even begun to question the Chinese government’s commitment to capitalism.

CHINESE CAPITALISM VERSUS WESTERN CAPITALISM

Chinese capitalism isn’t the same as Western capitalism. In its modern form,

Western capitalism rests largely on the free-market principles laid out by eighteenth-century philosopher and economist Adam Smith. In The Theory of Moral Sentiments, Smith introduced the concept of the “Invisible Hand” to describe the unintended social good brought about by individuals acting in their own self-interest.

In contrast, the Chinese believe capital allocation driven by self-interest and greed inevitably leads to inequality, exploitation and the dangerous accumulation of power by large corporations. Because these things undermine the Chinese Communist Party’s (CCP’s) objectives of common prosperity and social cohesion, capitalism must be kept on a tight leash. Therefore, Adam Smith’s Invisible Hand is replaced by the not-so-invisible and sometimes-heavy hand of the Chinese government.

IMPLICATIONS FOR RETURNS ON CAPITAL: A COMPARISON TO INDIA

Primarily due to heightened competition, returns on capital have generally been less sustainable in China than in some Western-style economies. In India, for example, competitive advantages such as proprietary technologies, barriers to entry and economies of scale have tended to be more enduring. Additionally, business-friendly reforms enacted by a coalition led by India’s Prime Minister Narendra Modi have allowed long-running investment themes to play out more fully and with less regulatory interference than might otherwise have been the case. For these reasons, Wasatch’s emerging markets funds have typically been structurally overweight in India and underweight in China compared to their respective benchmarks.

To the extent recent events in China foreshadow a more activist role for the government in determining how businesses are run, returns on capital may become compressed somewhat further. However, we believe companies will still be permitted reasonable levels of profitability. Capitalism has enabled China to bring hundreds of millions of its citizens out of abject poverty. So the government clearly understands the profit motive’s essential role in spurring the innovation necessary for China’s continued growth and development.

THE NEED FOR A COMMON-SENSE APPROACH TO INVESTING IN CHINA

We think the government’s willingness to flex its regulatory muscle in pursuit of its policy goals makes it more important than ever to take a pragmatic approach to investing in China. Certain consumer-facing businesses may be especially at risk of finding themselves at odds with the government. Among these are companies such as payment and social-media platforms that collect large amounts of proprietary data on Chinese citizens and companies that may be perceived as failing to promote socially responsible behavior. Also at risk are firms the government deems important to China’s competitiveness and may therefore be less able to operate freely.

Because China’s economy has matured to the point of becoming self-sustaining, exports and capital from overseas are no longer vital to its survival. As a result, companies are encouraged to emulate the CCP’s vision of what their business models should look like. Today, the government has additional scope to regulate industries without fear of alienating international investors.

CHINESE VARIABLE INTEREST ENTITIES (VIEs)

VIEs are companies controlled through contracts designed to mimic the rights and economic interests of direct ownership. Because VIEs are used to circumvent restrictions on foreign investment in China, we think VIEs that are traded in the form of depositary receipts are the most likely to draw the ire of Chinese regulators. Rather than providing clear commentary on the legality of the VIE structure, recent legislation simply doesn’t mention VIEs. In view of what appears to be a deliberately gray area of Chinese law, no Wasatch fund has more than a modest exposure to VIEs — and we don’t own VIEs listed on stock exchanges outside Hong Kong and mainland China.

LONG-TERM OPPORTUNITIES IN CHINA REMAIN INTACT

Despite sensationalistic headlines declaring that China has abandoned capitalism, we believe the long-term opportunities there remain intact. China’s self-sustaining economy and relatively stable currency provide advantages found in few other emerging markets. Measured in terms of the number of IPOs, the rate of capital formation in Greater China (China, Hong Kong and Taiwan) is the highest in the world.

That said, investing in China has become more complex. Besides evaluating a company’s underlying fundamentals, investors must now weigh the extent to which business practices align with the Chinese government’s policy objectives. We think this

SEPTEMBER 30, 2021

creates opportunities for actively managed funds to outperform. We also believe our legacy in small-cap investing provides Wasatch with an additional advantage, as smaller companies may be better-positioned to grow for longer periods without attracting unwanted attention from the government.

Once the regulatory dust has settled, we believe China’s health-care sector will present additional investment opportunities. We’re much less optimistic about Chinese financial companies. In addition to being subject to government control, Chinese financials lack transparency and tend to be highly leveraged. Because this combination of traits makes risks difficult to assess, we expect our exposure to Chinese financial stocks to remain somewhat limited. For more about our views on China, please see the Greater China Fund management discussion on page 20.

TIME AND AGAIN, INDIA FINDS WAYS TO IMPRESS US

Our unenthusiastic position toward Chinese financials stands in stark contrast to our optimism about financial firms in India. In our view, Indian financials offer more attractive long-term growth prospects with significantly less uncertainty than their Chinese counterparts. The financialization of India has been one of our long-running investment themes.

During the fiscal year, investors — encouraged by record-low interest rates, hopes for a pickup in consumer demand and an improved outlook for manufacturing — drove India’s major stock averages to new all-time highs. Inflationary pressures from food and housing have eased in recent months, providing India’s central bankers with additional scope to keep interest rates low in support of economic growth.

INDIAN IPOs SIGNAL A HEALTHY ENVIRONMENT

Robust demand from retail, institutional and foreign investors is encouraging Indian firms to go public at a record pace, with new listings expected to add about $400 billion of capital to India’s equity market over the next several years. Besides the large number and size of India’s recent IPOs, their nature is also quite remarkable. Compared to the past when IPOs consisted almost exclusively of traditional businesses, recent IPOs show better representation of new-economy industries such as e-commerce, software and fintech.

Although IPO participation isn’t a major part of our investment process, we believe our fundamental approach naturally lends itself to the analysis of companies seeking to go public. For more about our views on India, please see the Emerging India Fund management discussion on page 6.

With sincere thanks for your continuing investment and for your trust,

Ajay Krishnan and Dan Chace

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by the CFA Institute.

Wasatch Advisors, Inc., doing business as Wasatch Global Investors, is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Global Investors.

Definitions of financial terms and index descriptions and disclosures begin on page 40.

Wasatch Core Growth Fund (WGROX / WIGRX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Paul Lambert and Mike Valentine.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

During the 12-month period ended September 30, 2021, stocks rose amid optimism that the economy is on track to recover from the pandemic. For the full period, the Wasatch Core Growth Fund — Investor Class gained 44.83% while the benchmark Russell 2000 Index increased 47.68% and the Russell 2000 Growth Index rose 33.27%.

We think the best way to summarize events of the period is that we stuck to our knitting and the Fund performed exactly as we would have expected. While we were certainly aware of macro events, they didn’t drive our investment decisions because we don’t believe they change the long-term prospects for our companies. Instead, we focused on staying diversified across many high-quality businesses with significant returns on capital, low debt, great management teams, and innovative products and services in expanding markets.

DETAILS OF THE YEAR

From a sector perspective relative to the benchmark, the Fund’s stock selections were favorable in health care, consumer staples, communication services, real estate, financials, industrials and information technology. Stock selections in consumer discretionary and materials, and lack of exposure to energy were drags on relative performance.

The Fund’s top contributor was Medpace Holdings, Inc. — which provides services to life-sciences companies and organizations. Services include management and monitoring of clinical trials, regulatory submissions, quality assurance and other services designed to increase the efficiency of organizations’ research processes. The company reported significant year-on-year increases in revenues on the back of outstanding net new business wins. We believe Medpace is well-positioned to continue its dynamic growth.

Another significant contributor was Bank OZK — a full-service bank offering financial services such as savings accounts, personal and business loans, debit and credit cards, letters of credit, certificates of deposit, mortgages, equipment financing, cash management and online banking. Bank OZK specializes in commercial real estate. While loan growth hasn’t accelerated yet, loss provisions should decline and credit conditions should get stronger as the economy continues to reopen. The stock bounced higher in anticipation of these improvements.

The largest detractor from Fund performance was Ollie’s Bargain Outlet Holdings, Inc. The company’s retail stores offer a continually changing selection of close-out items and brand-name merchandise at deeply discounted prices. Over the next few quarters, Ollie’s faces difficult comparisons to 2020 — when stimulus payments and enhanced unemployment benefits boosted the disposable income of consumers. Longer term, we think the company’s unique treasure-hunt shopping experience and still-limited national footprint offer attractive prospects for expansion. We added to the Fund’s holdings of Ollie’s in the belief the stock price already reflects future negative developments that may occur.

Another significant detractor was Grand Canyon Education, Inc. — which offers graduate and undergraduate degree programs and certifications in fields related to teaching, business and health care. Grand Canyon provides instruction via online classes, and it operates a full-service campus in Arizona complete with dormitories and Division I sports. While the use of online education was especially strong during the height of the pandemic, recent on-campus enrollments have been somewhat weaker partially because admissions counselors were unable to visit many high schools due to the pandemic. As a result, the stock was down during the period. But we believe the issue is transitory and Grand Canyon’s growth trajectory will resume in 2022.

OUTLOOK

Late in the 12-month period, concerns arose regarding higher interest rates, inflation, political stalemates, Fed policies, ongoing supply-chain disruptions, the Delta variant of Covid-19 and problems in the Chinese property market. While these concerns clearly affected the performance of stocks in the final three months of the period, we don’t have much to say about them going forward because macro forecasting isn’t one of our strengths.

What we can say, however, is we haven’t detected any significant trends that we believe warrant major changes to our holdings. For instance, consider the possibility of continually rising interest rates and inflation. If that happens, it will likely mean the economy is growing reasonably well. In such an environment, we’ll be comfortable owning our industry-leading companies that have pricing power and the ability to deal effectively with supply-chain challenges. On the other hand, if economic growth falters, we’ll be pleased to have the diversification of our less economically sensitive information-technology and health-care names.

In closing, we’re pleased to report that we’ve already begun to resume our face-to-face research meetings with company management teams.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Core Growth Fund (WGROX / WIGRX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Core Growth (WGROX) — Investor	44.82%	20.75%	18.00%

Core Growth (WIGRX) — Institutional	44.98%	20.92%	18.12%

Russell 2000® Index	47.68%	13.45%	14.63%

Russell 2000® Growth Index	33.27%	15.34%	15.74%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.19% / Institutional Class — Gross: 1.08%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

CyberArk Software Ltd.	3.1%

ICON PLC	2.9%

Medpace Holdings, Inc.	2.9%

Bank OZK	2.9%

Morningstar, Inc.	2.8%

Company	% of Net Assets

Balchem Corp.	2.7%

Novanta, Inc.	2.7%

Trex Co., Inc.	2.6%

Kadant, Inc.	2.5%

Hamilton Lane, Inc., Class A	2.5%

*

As of September 30, 2021, there were 58 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging India Fund (WAINX / WIINX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Portfolio Manager	OVERVIEW Despite India’s battle with a larger, more deadly second wave of Covid-19, Indian stocks finished with outsized gains for the 12 months ended

September 30, 2021. The benchmark MSCI India Investable Market Index (IMI) rose 57.32% during the period. Outperforming its benchmark, the Wasatch Emerging India Fund — Investor Class generated a total return of 64.69%.

Fallout from India’s second outbreak of the coronavirus was less significant than had been feared. By early May, signs that fresh lockdown measures in the country’s hardest-hit regions were gaining traction touched off a powerful rally in Indian stocks. As the number of daily new cases receded, India’s major equity averages soared to record levels. High-frequency indicators of business and consumer activity recovery of lost ground more rapidly than they did during the first wave of the virus. Gross domestic product rose 20.1% in the three months to June 30 versus the year-ago period — boosted by rising factory orders, robust demand from overseas and a rebound in the services sector.

DETAILS OF THE YEAR

Improving business conditions and solid company fundamentals helped the Fund surpass its benchmark, with the information-technology (IT) sector providing the largest source of relative outperformance. The IT stocks owned in the Fund logged gains well ahead of the IT stocks in the Index, significantly enhancing the Fund’s return. Other areas in which the Fund outperformed included health care, consumer staples, industrials and communication services. The Fund also benefited from its lack of investments in energy, which allowed it to sidestep the lowest-returning sector of the Index during the period.

The materials sector was the largest source of weakness against the benchmark. Our materials stocks rose less than those in the Index, and the Fund’s underweight position in this high-flying sector was a headwind to performance. Our financials also lagged the lofty returns posted by the financials in the Index, but the Fund’s structural overexposure to financial firms more than offset the negative impact on relative performance.

Bajaj Finance Ltd. and Mindtree Ltd. were the Fund’s strongest contributors during the period. A non-bank financial company offering a broad spectrum of lending services, Bajaj saw its stock price move higher amid an explosion of interest in digital banking and financial technology (fintech). The company is increasingly viewed as a disruptor in the Indian financial space, and its expanding digital presence has encouraged investors. Mindtree is an IT-services firm that has benefited as the Covid-19 pandemic accelerated large-scale migration of corporate clients to digital platforms and the cloud. We believe the IT-services industry may be undergoing structural gains in profitability as the shift to working from home allows more offshoring of business to India.

The greatest detractor from performance was Britannia Industries Ltd. A producer of fast-moving consumer goods, Britannia experienced exceptionally strong demand early in the coronavirus pandemic as citizens under lockdown stocked their pantries and ate more of the company’s products. As panic buying of food staples eased and sales growth slowed, however, we sold the stock to seek better opportunities elsewhere. Coforge Ltd. was the only other detractor in what was an exceptionally strong period for Indian equities. The Fund owned this provider of IT consulting and software services only briefly and exited the position at a small loss.

OUTLOOK

Robust demand from retail, institutional and foreign investors is encouraging Indian firms to go public at a record pace in what’s shaping up to be the best year ever for local initial public offerings (IPOs). The surge of new listings is expected to add about $400 billion of new capital to India’s equity market over the coming two to three years. And based on recent announcements, the IPO pipeline is likely to remain strong for at least the next year or so.

Compared to past periods when the IPO calendar consisted almost exclusively of traditional businesses, this time around there’s better representation from new-economy industries such as e-commerce, software and fintech. Examples include Zomato Ltd., an online restaurant guide and food-delivery company that went public in July, and digital-payments startup Paytm, which has filed to raise as much as $2.2 billion.

Although IPO participation isn’t a major part of our investment process, we believe our fundamental approach naturally lends itself to the analysis of companies seeking to go public. Moreover, we believe a healthy IPO calendar filled with new-economy businesses helps to sustain investor enthusiasm and increase the flow of international capital into India’s financial markets.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging India Fund (WAINX / WIINX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Emerging India (WAINX) — Investor	64.69%	18.01%	15.82%

Emerging India (WIINX) — Institutional	65.02%	18.19%	15.94%

MSCI India IMI	57.32%	13.32%	9.49%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class: 1.64% / Institutional Class: 1.45%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd.	10.7%

Mindtree Ltd.	9.6%

Larsen & Toubro Infotech Ltd.	7.7%

L&T Technology Services Ltd.	6.9%

Info Edge India Ltd.	6.3%

Company	% of Net Assets

HDFC Bank Ltd.	6.2%

Divi’s Laboratories Ltd.	6.2%

Dr. Lal PathLabs Ltd.	5.8%

Trent Ltd.	5.1%

Avenue Supermarts Ltd.	4.8%

*

As of September 30, 2021, there were 24 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Scott Thomas and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager	Matthew Dreith, CFA Associate Portfolio Manager

OVERVIEW

For the 12-month period ended September 30, 2021, the Wasatch Emerging Markets Select Fund — Investor Class gained 56.43%. The Fund significantly outperformed the benchmark MSCI Emerging Markets Index, which rose 18.20%.

Despite strong overall performance for emerging markets during the period, the Delta variant of Covid-19 has raised doubts about whether China’s attempts to tightly contain the virus can be sustained. Sudden lockdowns of entire cities and the mass testing of millions of people in response to a few dozen cases have imposed enormous economic and quality-of-life costs.

Even so, it seems unlikely that the government will abandon its zero-Covid approach until after the Winter Olympics in Beijing — and perhaps not until the National Party Congress meets in October of next year. In the meantime, virus containment and regulatory crackdowns will continue to pose short-term headwinds for China.

DETAILS OF THE YEAR

India, the Fund’s most heavily weighted country, was the largest source of outperformance relative to the benchmark. Our Indian holdings outgained the Indian stocks in the Index, and our overweight position in India was a tailwind for the Fund. Encouraged by record-low interest rates, hopes for a pickup in consumer demand and an improved outlook for the manufacturing sector, investors pushed India’s major stock averages to new all-time highs.

Chinese stocks produced uninspiring returns amid ongoing concerns about earnings, valuations, stimulus withdrawal and a government crackdown on the country’s tech giants. Our Chinese stocks substantially outgained the China component of the Index, boosting the Fund’s relative performance. Manufacturing activity in China has grown at a slower pace in recent months as supply bottlenecks and higher input costs crimped output.

Taiwan was another source of Fund outperformance relative to the benchmark. Surging overseas demand for computer chips and other electronic goods are helping the island’s economy. According to a government report released in June, gross domestic product expanded at the fastest pace in over 10 years.

On the negative side of the ledger, the Fund’s Korean and Brazilian stocks lagged their counterparts in the Index.

Bajaj Finance Ltd. was the Fund’s top contributor for the period. An Indian non-bank financial company, Bajaj offers a broad spectrum of lending services. The company’s stock price moved higher amid an explosion of interest in digital banking and financial technology (fintech). Bajaj is increasingly viewed as a disruptor in the Indian financial space, and the company’s expanding digital presence has encouraged investors.

Another strong contributor was Taiwan-listed Silergy Corp. Silergy manufactures high-performance mixed-signal and analog integrated circuits used in a wide array of electronic devices. Because Silergy’s business model — which is based on analog design engineering — is difficult to replicate, we believe the company has ample headroom for future growth.

The largest detractor from Fund performance for the period was Magazine Luiza SA — which operates a multi-channel retail platform of mobile, website and physical stores in Brazil. Investor enthusiasm for the company appeared to wane amid difficult year-over-year comparisons to 2020, when homebound shoppers flocking to the internet drove strong growth in the company’s e-commerce business.

One of the highest profile examples of volatility induced by regulatory developments in China was Alibaba Group Holding Ltd., which also detracted from Fund performance. In December 2020, one month after the suspension of the initial public offering of Ant Group (also owned by Alibaba founder Jack Ma), Alibaba saw its recent stock gains largely wiped away following the announcement by Chinese regulators of an antitrust investigation into alleged monopolistic business practices. The matter appears to have been resolved by payment of a $2.8 billion fine in April.

OUTLOOK

Once the regulatory dust has settled, we believe China’s health-care sector will present additional investment opportunities that are potentially attractive for the Fund. We’re much less optimistic about Chinese financial companies, however. In addition to being subject to government control, Chinese financials lack transparency and tend to be highly leveraged. Because this combination of traits makes risks difficult to assess, we expect the Fund’s exposure to Chinese financial stocks to remain somewhat limited.

Our unenthusiastic position toward Chinese financials stands in stark contrast to our optimism about financial firms in India. In our view, Indian financials offer more attractive long-term growth prospects with significantly less uncertainty than their Chinese counterparts. The financialization of India has been one of the Fund’s long-running investment themes, which we expect will continue as an upswell of initial public offerings boosts awareness and adds new names to the space.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	Since Inception 12/13/2012

Emerging Markets Select (WAESX) — Investor	56.18%	19.52%	9.71%

Emerging Markets Select (WIESX) — Institutional	56.42%	19.82%	10.02%

MSCI Emerging Markets Index	18.20%	9.23%	4.58%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.80%, Net: 1.51% / Institutional Class — Gross: 1.41%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd.	7.0%

Larsen & Toubro Infotech Ltd.	5.9%

Sea Ltd. ADR	5.6%

Silergy Corp.	5.3%

Globant SA	5.1%

Company	% of Net Assets

HDFC Bank Ltd.	4.8%

Voltronic Power Technology Corp.	4.6%

MercadoLibre, Inc.	4.4%

TCS Group Holding PLC GDR	4.3%

Lasertec Corp.	4.2%

*

As of September 30, 2021, there were 32 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: December 13, 2012. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Dan Chace, Scott Thomas and Kevin Unger.

Ajay Krishnan, CFA Lead Portfolio Manager Scott Thomas, CFA Associate Portfolio Manager	Dan Chace, CFA Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager

OVERVIEW

For the 12-month period ended September 30, 2021, the Wasatch Emerging Markets Small Cap Fund — Investor Class gained 50.23%. The Fund meaningfully outperformed the benchmark MSCI Emerging Markets Small Cap Index, which rose 43.24%.

Despite the extraordinary performance during the period, concerns have grown that an end to the U.S. Federal Reserve’s extremely accommodative monetary policy might trigger an exodus of foreign capital from certain emerging markets, driving their currencies lower. Inflationary pressures already building in these countries might then be exacerbated as imports become more expensive. One of the ways we address such a scenario is to apply a higher hurdle rate to investments in countries where the structural backdrop is weaker. Our goal in these situations is to find businesses that we believe will generate earnings growth sufficient to offset potential declines in the currency, while still providing attractive rates of return.

DETAILS OF THE YEAR

Taiwan was the Fund’s largest source of outperformance relative to the benchmark. Surging overseas demand for computer chips and other electronic goods are helping the island’s economy. According to a government report released in June, gross domestic product expanded at the fastest pace in over 10 years.

India, the Fund’s most heavily weighted country, was also a large source of outperformance relative to the benchmark. Our Indian holdings outgained the Indian stocks in the Index, and our overweight position in India was a strong tailwind for the Fund. Encouraged by record-low interest rates, hopes for a pickup in consumer demand and an improved outlook for the manufacturing sector, investors pushed India’s major stock averages to new all-time highs.

China was a significant source of weakness against the benchmark. Although our group of Chinese holdings underperformed the Chinese component of the Index, the Fund’s below-benchmark weighting in China mitigated part of the effect on performance. Our Korean and Brazilian stocks also lagged their counterparts in the Index.

The top contributor to Fund performance for the period was Taiwan-listed Silergy Corp. Silergy manufactures high-performance mixed-signal and analog integrated circuits used in a wide array of electronic devices. Because Silergy’s business model — which is based on analog-design engineering — is difficult to replicate, we believe the company has ample headroom for future growth.

Mindtree Ltd., an Indian IT-services firm, was also a strong contributor. The company focuses mainly on the hospitality and retail industries. We believe the IT-services industry may be undergoing structural improvements in profitability as the shift to working from home allows more offshoring of business to India.

AK Medical Holdings Ltd. was the largest detractor from Fund performance for the period. The company sells orthopedic implants, spinal interbody cages and artificial vertebral bodies in China. The stock price fell in July after the company issued a profit warning disclosing that customers had temporarily reduced their purchases in anticipation of potentially lower prices arising from China’s national volume-based procurement policy for joint implants. We sold our position in AK Medical to seek better opportunities elsewhere.

Tokai Carbon Korea Co. Ltd. was also a significant detractor. The company produces silicon wafers and semiconductor materials for industrial applications. Unfavorable court decisions in patent litigation initiated by Tokai against competitors have resulted in the loss of some of the company’s intellectual property. Even so, key patents and trade secrets surrounding the manufacturing processes remain in place. We added to the Fund’s position in the belief that the loss of intellectual property won’t significantly increase competition for Tokai in the markets it serves.

OUTLOOK

We believe our focus on high-quality companies tends to be helpful in inflationary environments. We think talented, innovative management teams are more likely to find ways to adapt to rising costs for materials and shortages of labor. In addition, our companies typically have strong market positions that afford them a certain degree of pricing power — which allows them to pass on higher costs to their customers.

During past periods of inflation, we saw high-quality companies gain market share and widen their competitive advantages compared to lower-quality companies that were less able to cope with inflationary challenges. To the extent that a well-managed company can weather bouts of inflation better than its competitors, we think such periods offer the potential to enhance the long-term growth trajectory of the business.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Emerging Markets Small Cap (WAEMX) — Investor	50.23%	15.24%	9.96%

Emerging Markets Small Cap (WIEMX) — Institutional	50.53%	15.42%	10.04%

MSCI Emerging Markets Small Cap Index	43.24%	9.75%	7.21%

MSCI Emerging Markets Index	18.20%	9.23%	6.09%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class: 1.95% / Institutional Class: 1.81%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Silergy Corp.	7.2%

Voltronic Power Technology Corp.	6.3%

Mindtree Ltd.	5.5%

Globant SA	4.2%

Larsen & Toubro Infotech Ltd.	4.0%

Company	% of Net Assets

L&T Technology Services Ltd.	3.9%

momo.com, Inc.	3.8%

TCS Group Holding PLC GDR	3.7%

Bajaj Finance Ltd.	3.5%

HeadHunter Group PLC ADR	3.4%

*

As of September 30, 2021, there were 47 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Scott Thomas.

Scott Thomas, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund — Investor Class finished the 12-month period ended September 30, 2021 with a gain of 46.18%, significantly outperforming its primary benchmark, the MSCI Frontier Emerging Markets Index, which gained 20.13% over the same period.

Stock selection in countries and sectors overwhelmingly accounted for the Fund’s outperformance of its benchmark during the period. On a country basis, Russia, India and Singapore contributed the most to Fund performance. On a sector basis, stock selection was particularly impactful in financials, communication services, industrials and information-technology (IT). The Fund significantly outperformed the benchmark in each of these sectors. Health care was the only sector of the Fund that meaningfully lagged its benchmark counterpart.

The Fund is overweight versus the benchmark in financials, which is our most heavily weighted sector. Fintech companies — businesses operating at the crossroads of financials and information technology — such as those enabling digital banking, payments and shopping have seen demand spike during the pandemic and their stocks generally performed well during the 12-month period.

DETAILS OF THE YEAR

Three companies that operate in the fintech space — TCS Group Holding PLC, Sea Ltd. and MercadoLibre, Inc — finished among the Fund’s top contributors for the period. In our view, all three companies are well-positioned to facilitate and benefit from trends in digital finance.

The largest contributor to Fund performance was TCS, the holding company for Tinkoff Bank, Russia’s largest digital bank. Serving over 13 million customers with its branchless business model, the bank has thrived during the pandemic. Also helping shares of TCS has been growing optimism about the company’s investment-brokerage business.

We added Singapore-based Sea Ltd. in the second calendar quarter of 2020, and it has been one of the best contributors to Fund performance since then. Beyond its digital-payments platform, SeaMoney, the company’s other business segments include mobile-game developer Garena and online-shopping platform Shopee. We believe Sea has an opportunity to become a dominant force, if not the dominant force, in Southeast Asia in each of the spaces in which it operates. The company’s prospects for long-term growth are also supported by its expansion into Latin America.

E-commerce powerhouse MercadoLibre operates the largest digital payments system across 18 countries in Latin

America. Although the company is already a market leader, we believe it has headroom for years of growth as the region boasts a population of approximately 635 million people that are increasingly embracing the internet for everything from banking to operating online businesses and shopping.

One of the Fund’s largest detractors during the period was Thailand-based TQM Corp. Public Co. Ltd. An insurance provider, TQM has faced challenges stemming from the pandemic, including impacts on the company’s own staff and on its revenue. We maintained the position as we believe the company is well-run and we like its strong balance sheet.

Another significant detractor was Magazine Luiza SA. The company operates a multi-channel retail platform of mobile, online and physical stores in Brazil. Investor enthusiasm waned as Magazine Luiza has faced difficult year-over-year comparisons to 2020 — when homebound shoppers flocking to the internet drove strong growth in the company’s e-commerce business. Recent economic conditions have weighed on Brazilian stocks in general.

Cleopatra Hospital Co. was also a detractor. The company operates Egypt’s largest private hospital network by number of hospital beds and number of operating hospitals. Although the company has faced challenges during the year, including an acquisition deal that fell through, we believe Cleopatra’s fundamentals remain strong. We expect growth to continue and be supported by its acquisitions pipeline.

OUTLOOK

We are pleased with the Fund’s strong performance during the 12-month period. From an investing standpoint, the pandemic appears to have accelerated multiple secular trends. In addition to highlighting the need for many businesses to modernize their operations, which has led to a massive shift toward cloud-based platforms, the pandemic also appears to have dramatically increased consumers’ appetites for all manner of goods and services. In many instances, we believe these trends may help drive companies’ growth for years to come.

While the pandemic and ongoing efforts to vaccinate the global population, along with macro concerns including inflation, interest rates and the eventual withdrawal of economic stimulus measures, are certain to influence investor sentiment in the months ahead, we believe that earnings growth is ultimately the primary factor that drives stock prices over the long-term. So rather than worry about macro events over which we have no control, we think it’s more productive to use our bottom-up research process to find exciting companies in frontier and emerging small countries that we believe are well-positioned to grow over coming years. One reason for our optimism regarding these countries is their young populations compared to more highly developed nations.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	Since Inception 1/31/2012

Frontier Emerging Small Countries (WAFMX) — Investor	45.70%	10.84%	8.77%

Frontier Emerging Small Countries (WIFMX) — Institutional	46.23%	11.06%	8.93%

MSCI Frontier Emerging Markets Index	20.13%	3.32%	3.24%

MSCI Frontier Markets Index	32.20%	9.52%	7.51%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.38%, Net: 2.15% / Institutional Class — Gross: 2.18%, Net: 1.96%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Sea Ltd. ADR	8.9%

TCS Group Holding PLC GDR	8.7%

Bajaj Finance Ltd.	8.3%

MercadoLibre, Inc.	6.5%

VEF AB	6.0%

Company	% of Net Assets

FPT Corp.	5.2%

Globant SA	4.9%

HeadHunter Group PLC ADR	3.5%

Wilcon Depot, Inc.	3.0%

DCVFMVN Diamond ETF	2.8%

*

As of September 30, 2021, there were 32 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: January 31, 2012. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ajay Krishnan, Ken Applegate and Paul Lambert.

JB Taylor Lead Portfolio Manager Ken Applegate, CFA Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager Paul Lambert Portfolio Manager

OVERVIEW

The Wasatch Global Opportunities Fund — Investor Class finished the 12-month period ended September 30, 2021 with a gain of 51.70% and significantly outperformed its benchmark, the MSCI AC (All Country) World Small Cap Index, which gained 40.61%.

Over the past 12 months, the Fund’s performance gained

a substantial benefit from our holdings in emerging markets. Led by India and Taiwan, our emerging-market investments outperformed the benchmark’s emerging-market position by a wide margin. Approximately one-quarter of the Fund’s net assets are invested in emerging markets, and we are overweight compared to the benchmark. Our holdings in developed markets added the most to the Fund’s return and outperformed their benchmark counterparts. Japan was our top-contributing developed market, followed by Israel.

Despite a short-lived shift to value-oriented names that began late in 2020 amid widespread optimism for a post-Covid economic rebound, over the entire 12-month period, investors generally preferred high-quality growth companies such as those in which the Fund seeks to invest. The Fund’s performance relative to the benchmark was helped to a large extent by our holdings in the information-technology and industrials sectors. These two sectors are often where we find companies that meet our strict criteria for quality and that have strong long-term growth potential.

DETAILS OF THE YEAR

For a second-consecutive annual period, Taiwan-listed semiconductor manufacturer Silergy Corp. was the Fund’s top contributor. In addition to benefiting from the global semiconductor shortage, we think Silergy’s business model — which is based on analog design engineering — is difficult to replicate and is likely to provide the company with significant headroom for growth over the coming decade.

India contributed the most to the Fund’s outperformance of the benchmark for the 12-month period led by Mindtree Ltd. A global software-development firm, Mindtree offers business software solutions and product-development services, focusing mainly on the hospitality and retail industries. The company also designs reusable “building blocks” that can be easily deployed by other high-tech firms. Mindtree has benefited as the Covid-19 pandemic accelerated the large-scale migration of corporate clients to digital platforms and the cloud.

Our top developed-market contributor was Israel-based Kornit Digital Ltd. The company makes machines that enable on-demand printing of designs and images on clothing and fabrics. The Covid-19 pandemic has highlighted the advantages of Kornit’s on-demand technology, which greatly reduces the need for inventory on hand and in supply chains. Kornit’s equipment is also environmentally friendly. It uses no water — whereas traditional printing methods consume vast amounts of water — and the inks it uses are biodegradable. The stock also benefited from growing optimism about the KornitX operating system.

While the U.S. added the most to the Fund’s return, our U.S. holdings underperformed their benchmark counterparts. The largest detractor for the 12-month period was Ollie’s Bargain Outlet Holdings, Inc., a discount retailer that offers a continually changing selection of close-out items and brand-name merchandise at deeply discounted prices. Over the next few quarters, Ollie’s faces difficult comparisons to 2020 — when stimulus payments and enhanced unemployment benefits boosted the disposable income of consumers. Longer term, we think the company’s unique treasure-hunt shopping experience and still-limited national footprint offer attractive prospects for expansion.

Vitasoy International Holdings Ltd., a position we ultimately exited, was also a significant detractor. The company is headquartered in Hong Kong and produces numerous food and beverage items. On the heels of rapid growth, a combination of competitive and regulatory pressures caused us to believe our original investment thesis might be impaired.

OUTLOOK

Some small-company growth stocks remain richly priced by historical standards. In addition to currently high valuations, inflation and higher interest rates rank among possible challenges the Fund may encounter in the quarters ahead. Beyond these risks, the Covid-19 pandemic and continuing efforts to vaccinate the global population are certain to influence investor sentiment.

While we attempt to mitigate the potential impacts of these risks, we make no forecasts as to when or if they might come into play. Instead, our core focus remains on finding new companies that fit our model for long-term investments and on conducting thorough and ongoing due diligence for the companies we already hold. We feel confident in the makeup of the Fund and believe its outperformance of the benchmark during a volatile year provides some vindication of our long-term, quality-oriented investment approach.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Global Opportunities (WAGOX) — Investor	51.70%	21.55%	16.85%

Global Opportunities (WIGOX) — Institutional	52.21%	21.80%	16.97%

MSCI AC World Small Cap Index	40.61%	12.20%	12.33%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.53% / Institutional Class — Gross: 1.48%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Mindtree Ltd.	4.2%

Silergy Corp.	3.8%

Kornit Digital Ltd.	3.7%

L&T Technology Services Ltd.	3.5%

BayCurrent Consulting, Inc.	3.4%

Company	% of Net Assets

Voltronic Power Technology Corp.	2.7%

Open Lending Corp., Class A	2.6%

Globant SA	2.6%

JMDC, Inc.	2.4%

Ollie’s Bargain Outlet Holdings, Inc.	2.3%

*

As of September 30, 2021, there were 68 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Select Fund (WAGSX / WGGSX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch Global Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Paul Lambert, Linda Lasater and Mike Valentine.

Ken Applegate, CFA Portfolio Manager Linda Lasater, CFA Portfolio Manager	Paul Lambert Portfolio Manager Mike Valentine Portfolio Manager

OVERVIEW

The Wasatch Global Select Fund — Investor Class gained 25.84% for the 12 months ended September 30, 2021 and underperformed its benchmark, the MSCI AC (All Country) World Index, which gained 27.44%.

Although our developed-market investments

produced a double-digit gain and added the most to the Fund’s return for the 12-month period, they underperformed the benchmark’s developed-market holdings. On the other hand, the Fund’s investments in emerging markets gained substantially more than the benchmark’s emerging-markets position. India was the top-contributing emerging market. Among developed markets, Japan contributed the most to performance relative to the Index.

Despite a short-lived shift to value-oriented names that began late in 2020 amid widespread optimism for a post-Covid economic rebound, over the entire 12-month period, investors generally preferred high-quality growth companies such as those in which the Fund seeks to invest. The Fund’s performance was aided significantly by our holdings in the information-technology (IT) and industrials sectors. These two sectors are often where we find companies that meet our strict criteria for quality and that have strong long-term growth potential.

DETAILS OF THE YEAR

The Fund’s strong showing in India was overwhelmingly driven by the stock-price gain of Bajaj Finance Ltd., the top contributor for the 12-month period. A non-bank financial company, Bajaj offers a broad spectrum of lending services. The company’s stock price moved higher amid an explosion of interest in digital banking and financial technology (fintech). Bajaj is increasingly viewed as a disruptor in the Indian financial space, and the company’s expanding digital presence has encouraged investors.

Outperformance in Japan was led by the Fund’s position in BayCurrent Consulting, Inc. BayCurrent operates in the digital transformation space, offering comprehensive consulting services including a specialization in IT consulting and integration. We believe Japan is a particularly attractive market for the company’s offerings thanks to a large pool of cash-rich corporations that lag their peers in other markets in terms of digital modernization. We also believe BayCurrent may continue to benefit from an “early mover” advantage.

Our U.S. investments added the most to the Fund’s return but underperformed the benchmark’s U.S. position. The Fund’s top U.S. contributor was Old Dominion Freight Line, Inc., a trucking company that transports goods across the U.S. A long-time Wasatch holding, we believe the company has been firing on all cylinders.

Recent economic conditions have weighed on Brazilian stocks in general, as currency weakness and surging inflation force the country’s central bank to extend the world’s most aggressive series of interest-rate hikes this year. Unsurprisingly, Brazil subtracted the most from the Fund’s return. The largest detractor was Magazine Luiza SA, which operates a multi-channel retail platform of mobile, web-based and physical stores in Brazil. Investor enthusiasm waned as Magazine Luiza faced difficult year-over-year comparisons to 2020 — when homebound shoppers flocking to the internet drove strong growth in the company’s e-commerce business.

Another significant detractor was Chr. Hansen Holding AS, a Denmark-based bioscience company that makes specialized medical components. We sold the stock in favor of new opportunities we believe are more promising.

Vitasoy International Holdings Ltd., another position we ultimately exited, also detracted. The company is headquartered in Hong Kong and produces numerous food and beverage items. On the heels of rapid growth, a combination of competitive and regulatory pressures caused us to believe our original investment thesis might be impaired.

OUTLOOK

Various macro themes, including the ongoing pandemic and efforts to vaccinate the global population, inflation, higher interest rates and the eventual withdrawal of monetary stimulus by central banks around the world, will continue to play out and will likely produce short-term waves of volatility in global equity markets. We believe we’ve assembled a portfolio of strong companies that are well-positioned to weather uncertain environments and grow over the long term, in part thanks to the strong underlying balance sheets we look for as a fundamental feature of any investment.

We remain focused on finding new companies that meet our strict criteria for quality and have outstanding potential for long-term growth. We also continue to conduct thorough due diligence on the companies we already hold.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Select Fund (WAGSX / WGGSX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	Since Inception 10/1/2019

Global Select (WAGSX) — Investor	25.84%	25.92%

Global Select (WGGSX) — Institutional	26.31%	26.35%

MSCI AC World Index	27.44%	18.62%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Select Fund are Investor Class — Gross: 4.70%, Net: 1.36% / Institutional Class — Gross: 2.79%, Net: 0.96%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging and frontier markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd.	4.8%

ICON PLC	4.4%

Amphenol Corp., Class A	4.1%

Copart, Inc.	3.9%

Morningstar, Inc.	3.8%

Company	% of Net Assets

Amadeus IT Group SA	3.7%

BayCurrent Consulting, Inc.	3.6%

Bank OZK	3.6%

Assa Abloy AB, Class B	3.5%

MISUMI Group, Inc.	3.3%

*

As of September 30, 2021, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Value Fund (FMIEX / WILCX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch Global Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

For the 12-month period ended September 30, 2021, the Wasatch Global Value Fund — Investor Class increased 44.74% and outperformed its benchmark, the MSCI AC (All Country) World Value Index, which rose 31.27%.

Global equities gained meaningfully

from January through June 2021 despite concerns about a resurgence of Covid-19 cases in Europe and South America. Market sentiment was bolstered by the rollout of multiple vaccines and massive stimulus from governments and central banks around the world.

During the July through September quarter, however, the U.S. Federal Reserve Bank took a more hawkish tone and investors began to rotate out of more economically sensitive companies. Risk appetites were particularly weak in September as markets confronted stubbornly high inflation, ongoing supply-chain bottlenecks and concerns that a crisis in China’s debt-fueled property market could destabilize the global financial system.

DETAILS OF THE YEAR

The Fund’s outperformance of its benchmark for the 12-month period was driven by our U.S. positions, which surpassed their benchmark counterparts. Energy was the Index’s strongest-performing sector, and our overweight position in the sector benefited the Fund’s relative return. That said, stock selection was by far the main driver of the Fund’s outperformance — with holdings in all but two sectors faring better than the benchmark’s positions.

Financials took the top two spots among the Fund’s performance contributors during the period. One of these was ING Groep NV. Sentiment regarding this Dutch multinational benefited from an improved macroeconomic outlook for lenders. ING also announced it would pay the dividends that it missed in 2020 when the Covid-19 pandemic emerged and the European Central Bank restricted banks from paying dividends.

General Motors Co. was another top contributor, showing strength early in the period when the company reported earnings and free cash flows that were well above expectations. Sales were especially robust in both the U.S. and China. These positive factors early in the period outweighed challenges later, when GM’s share price was negatively impacted by a battery-module recall on the Chevrolet Bolt and the shuttering of GM’s Malaysia plants due to Covid-19.

A few health-care names were among the handful of holdings that weighed on performance during the period. For example, sentiment with respect to insurer Cigna Corp. took a negative turn as investors anticipated that clearing the backlog of patients who had delayed procedures due to the pandemic would lead to increased medical claims. We expect this dynamic will affect Cigna’s results for no more than a quarter or two, and we added to our position on the stock’s weakness. Cigna was a new addition during the period — as was another health-care holding, Bristol-Myers Squibb Co.

China Mobile Ltd. was also among the detractors from Fund performance. Early in the period, President Trump signed an order banning U.S. investments in securities of companies with links to China’s military. Questions about the applicability of the order put pressure on the stock. We no longer believed we had any informational advantage with respect to the company, and we exited our position.

OUTLOOK

The Fund remains positioned for a sustained phase of economic strength — with a tilt toward more cyclical areas of the market such as energy, financials and industrials. That said, we have continued to take profits on some of the Fund’s highly cyclical holdings in sectors that have recently led the benchmark’s performance. We have added exposure on the margins to areas such as real estate investment trusts and health care, where returns have lagged and valuations appear attractive relative to an overall expensive market.

While the supply-chain issues that have contributed to recent inflation will work themselves out, this process may take a few more quarters. The emergence of the Covid-19 Delta variant has slowed the process of economic reopening globally, has impacted the operation of ports and manufacturing facilities, and has driven shortages of labor and materials. These near-term conditions may weigh on otherwise strong businesses and lead to opportunities for us to take positions in their stocks at more attractive levels.

While market leadership may continue to gyrate based on shifts in the near-term outlook for fiscal and monetary policy along with macroeconomic factors such as growth, inflation and interest rates, we will continue to adhere to our value-oriented discipline in selecting stocks. We believe the Fund is well-positioned for this environment of elevated equity valuations.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Value Fund (FMIEX / WILCX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Global Value (FMIEX) — Investor	43.20%	9.60%	10.56%

Global Value (WILCX) — Institutional	43.26%	9.78%	10.70%

MSCI AC World Value Index	31.27%	8.38%	8.91%

MSCI AC World Index	27.44%	13.20%	11.90%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Value Fund are Investor Class — Gross: 1.30%, Net: 1.10% / Institutional Class — Gross: 1.38%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Johnson & Johnson	4.1%

JPMorgan Chase & Co.	3.9%

ING Groep NV	3.9%

TotalEnergies SE	3.8%

Exelon Corp.	3.6%

Company	% of Net Assets

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3.5%

Citigroup, Inc.	3.5%

EOG Resources, Inc.	3.5%

Suncor Energy, Inc.	3.3%

United Overseas Bank Ltd.	3.3%

*

As of September 30, 2021, there were 35 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Greater China Fund (WAGCX / WGGCX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch Greater China Fund is managed by a team of Wasatch portfolio managers led by Dan Chace, Allison He, Pedro Huerta, Kai Pan and Kevin Unger.

Dan Chace, CFA Lead Portfolio Manager Kai Pan, PhD Associate Portfolio Manager	Allison He, CFA Associate Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager	Pedro Huerta, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Greater China Fund — Investor Class declined -1.70% from the period since its inception on November 30, 2020 through September 30, 2021, but held up better than the benchmark MSCI China Index, which fell -14.36%.

China’s economy and markets bounced back more quickly than those of most countries following the emergence of the Covid-19 pandemic in late 2020. Recently, however, efforts by the Chinese government to tightly contain the coronavirus, increase regulation of certain industries and curb speculation in the real-estate sector have begun to take an economic toll.

In the past few weeks, a deepening liquidity crisis at real-estate development firm China Evergrande Group captured headlines. Although it seemed likely that Chinese authorities would be able to limit the amount of spillover into other segments of the economy, Evergrande’s massive size made it a potential source of systemic risk. Investors feared that even if a worst-case scenario could be avoided, a slowdown in China’s real-estate sector might cause the country’s growth to sputter, impacting the global economy as well.

DETAILS OF THE YEAR

Alibaba Group Holding Ltd. was the Fund’s largest individual detractor for the since-inception period. Alibaba’s stock turned down following the late 2020 announcement by Chinese regulators of an investigation into the company’s alleged monopolistic business practices. Payment of a fine appears to have resolved the matter, and we believe the company will continue to grow over coming years.

We continually monitor the Fund’s holdings and do not hesitate to act when we believe a new development has impaired our investment thesis. Such was the case with two of the Fund’s detractors. TAL Education Group and AK

Medical Holdings Ltd. were positions we sold when we came to regard their long-term prospects as less certain. For TAL, which offers after-school care for K-12 students, our altered view was due to the government’s clampdown on for-profit education companies. Medical-device producer AK Medical saw its stock fall after the company disclosed that customers had reduced their purchases in anticipation of potentially lower prices arising from China’s national joint implant volume-based procurement policy.

One of the Fund’s top contributors for the period was Wuxi Biologics Cayman, Inc. Wuxi develops biological medicines and provides services to pharmaceutical firms. Recently, however, concerns that more stringent rules for the approval of new drugs in China might hurt the company’s business weighed on Wuxi’s stock. Although the rules may make drug research more expensive and time-consuming, we believe more established names, like Wuxi, are better-positioned to absorb the change without affecting fundamental profitability. In our view, the company’s strong lineup of drug offerings and China’s large addressable market bode well for Wuxi’s growth.

Taiwan-listed Silergy Corp. was the Fund’s top contributor for the period. Silergy manufactures high-performance mixed-signal and analog integrated circuits. Because Silergy’s business model — which is based on analog design engineering — is difficult to replicate, we believe the company has ample headroom for growth.

Another top contributor was Chailease Holding Co. Ltd., a financial-services provider that has benefited from increased leasing penetration in Taiwan and mainland China. The company also has seen cost improvements and increased diversity of funding sources. Moreover, Chailease has had success reducing risk from non-performing loans in its mainland China segment, bringing the numbers more in line with its Taiwan segment.

OUTLOOK

The emergence of the Delta variant of Covid-19 has raised strong doubts about whether China’s attempts to tightly contain the virus can be sustained. Sudden lockdowns of entire cities and the mass testing of millions of people in response to a few dozen cases have imposed enormous economic and quality-of-life costs.

Even so, it seems unlikely that the government will abandon its zero-Covid approach until after the Winter Olympics in Beijing — and perhaps not until the National Party Congress of the Chinese Communist Party meets in October of next year. In the meantime, virus containment and regulatory crackdowns will continue to pose short-term headwinds for China, with the situation at Evergrande an additional wild card whose impact is yet to be fully determined.

In light of these concerns, we believe the high-quality companies the Fund holds are well-positioned to endure stock-price volatility that may occur.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Greater China Fund (WAGCX / WGGCX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

Since Inception (11/30/2020) (Not annualized)

Greater China (WAGCX) — Investor	-1.70%

Greater China (WGGCX) — Institutional	-1.80%

MSCI China Index	-14.36%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Greater China Fund are Investor Class — Gross: 2.02%, Net: 1.50% / Institutional Class — Gross: 1.71%, Net: 1.25%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

The Fund is subject to risks associated with investments in the Greater China Region that could affect the value of your investment. The Fund may invest in securities through the China Stock Connect programs, which subject the Fund to unique accessibility risks affecting the Fund’s ability to efficiently execute its strategy. These risks are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Silergy Corp.	9.6%

Chailease Holding Co. Ltd.	8.4%

Wuxi Biologics Cayman, Inc.	8.1%

Techtronic Industries Co. Ltd.	6.6%

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	5.0%

Company	% of Net Assets

AIA Group Ltd.	4.8%

Hangzhou Tigermed Consulting Co. Ltd., Class A	4.4%

Meituan, Class B	4.4%

Alibaba Group Holding Ltd.	4.2%

Tencent Holdings Ltd.	4.2%

*

As of September 30, 2021, there were 27 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: November 30, 2020. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund — Investor Class finished the fiscal year ended September 30, 2021 with a gain of 26.59% and underperformed its benchmark, the MSCI AC (All Country) World ex USA Small Cap Index, which gained 33.07% over the same period.

The Fund’s underperformance of the benchmark for the fiscal year was largely due to declines in the stock prices of our holdings in China and Hong Kong. Although the benchmark’s position in China produced a gain for the 12-month period, it was one of the weaker-performing markets, and it weakened significantly in the last three months of the period. Contributing factors included ongoing concerns about earnings, valuations, stimulus withdrawal, supply-chain bottlenecks, rising input costs and a government crackdown on the country’s tech giants.

A more recent concern is the deepening liquidity crisis at real-estate development firm China Evergrande Group. Although it seemed likely that Chinese authorities would be able to limit spillover to other segments of the economy, Evergrande’s massive size made it a potential source of systemic risk. Investors feared that even if a worst-case scenario could be avoided, a slowdown in China’s real-estate sector might cause the country’s growth to sputter, impacting the global economy as well.

DETAILS OF THE YEAR

Two of the largest detractors from Fund performance for the 12-month period were China-based AK Medical Holdings Ltd. and Hong Kong-based Vitasoy International Holdings Ltd. AK Medical sells orthopedic implants, spinal interbody cages and artificial vertebral bodies in China. AK Medical’s stock price fell after the company issued a profit warning disclosing that customers had temporarily reduced their purchases in anticipation of potentially lower prices arising from China’s national joint implant volume-based procurement policy. With the near-term earnings picture looking increasingly cloudy, we sold the stock to seek better opportunities elsewhere. Vitasoy is a producer of numerous food and beverage items. On the heels of rapid growth, the company has faced increased competition. Ultimately, we felt our original investment thesis was impaired and decided to move on.

Our investments in the United Kingdom delivered a double-digit gain but underperformed their benchmark counterparts. U.K.-based Avon Protection PLC was the most significant detractor from Fund performance for the 12-month period. The company designs and manufactures specialized personal-protection products. Avon’s stock lagged in recent months due in part to delays in regulatory approval for its body-armor plates. However, the company has secured a contract from the U.S. Defense Logistics Agency to supply body-armor plates and we believe recent contract negotiations bode well for the company’s long-term growth potential.

In contrast, our Japanese holdings outperformed the benchmark’s position in Japan led by BayCurrent Consulting, Inc. The company operates in the digital transformation space, offering comprehensive consulting services including a specialization in information-technology (IT) consulting and integration. We believe Japan is a particularly attractive market for the company’s offerings thanks to a large pool of cash-rich corporations that lag their peers in other markets in terms of digital modernization.

Taiwan-listed semiconductor manufacturer Silergy Corp. was also a top contributor. In addition to benefiting from the global semiconductor shortage, we think Silergy’s business model — which is based on analog design engineering — is difficult to replicate and is likely to provide the company with significant headroom for growth over the coming decade.

In India, our overweight position provided a tailwind for performance relative to the benchmark. The Fund’s top contributor in India was IT-services firm Larsen & Toubro Infotech Ltd. (LTI). LTI concentrates largely on banking, financial services and insurance. We believe the IT-services industry may be undergoing structural improvements in profitability as the shift to working from home allows more offshoring of business to India.

OUTLOOK

Some small-company growth stocks remain richly priced by historical standards. In addition to currently high valuations, inflation, higher interest rates and the situation in China rank among the macro conditions investors may encounter in the months ahead. Beyond these concerns, the Covid-19 pandemic and efforts to vaccinate the global population are certain to influence investor sentiment at times.

We make no forecasts as to when or if the Fund might be affected by these factors. Instead, we remain focused on finding new companies that meet our strict criteria for quality and have the potential to produce the growth we expect over the long term. We also continue to conduct thorough due diligence on the companies we already hold. We believe the Fund’s outperformance of its benchmark over longer periods is a result of our investment discipline.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

International Growth (WAIGX) — Investor	26.59%	12.17%	12.88%

International Growth (WIIGX) — Institutional	26.70%	12.29%	12.95%

MSCI AC World ex USA Small Cap Index	33.07%	10.28%	9.44%

MSCI World ex USA Small Cap Index	30.15%	10.33%	10.03%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.47% / Institutional Class — Gross: 1.36%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

JMDC, Inc.	3.0%

BayCurrent Consulting, Inc.	2.8%

Voltronic Power Technology Corp.	2.6%

Larsen & Toubro Infotech Ltd.	2.4%

Domino’s Pizza Enterprises Ltd.	2.3%

Company	% of Net Assets

Silergy Corp.	2.3%

Reply SpA	2.3%

Descartes Systems Group, Inc.	2.2%

Canadian Western Bank	2.2%

Electrocomponents PLC	2.2%

*

As of September 30, 2021, there were 82 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Linda Lasater, Dan Chace and Allison He.

Linda Lasater, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	Allison He, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Opportunities Fund — Investor Class gained 15.68% for the 12-month period ended September 30, 2021 and significantly underperformed its benchmark, the MSCI AC (All Country) World ex USA Small Cap Index, which increased 33.07%.

Although many large- and small-cap stocks have had strong performance over the past 12 months, micro-cap stocks generally have not kept pace. We think one of the reasons the Fund underperformed its benchmark is that we own a sizable allocation of micro-cap companies. Some micro-cap stocks appeared to experience selling pressure as risk-averse investors became concerned about factors such as the Delta variant of Covid-19, supply-chain problems, labor shortages, inflation, and tapering of monetary and fiscal stimulus. In addition, selling pressure may have been more pronounced in micro caps — many of which are new to the public market — because investors are less familiar with them.

DETAILS OF THE YEAR

Japan was the largest detractor from the Fund’s performance relative to the benchmark for the 12-month period due to stock selection and an overweight position. BASE, Inc. and Hennge KK were among the largest individual detractors. BASE, a provider of internet-based services, is a position we sold because we became less convinced regarding the company’s vision for future growth. Hennge is an information technology (IT) services provider with cloud cybersecurity product offerings. In our view, Hennge has already established a dominant position in Japan thanks to getting an early start in its industry and offering compelling products.

The Fund’s largest detractor was United Kingdom-based Avon Protection PLC, which designs and manufactures specialized personal-protection products. Avon’s stock lagged partly due to delays in regulatory approval for its body-armor plates. However, the company has secured a contract from the U.S. Defense Logistics Agency to supply body-armor plates and we believe recent contract negotiations bode well for Avon Protection’s long-term growth potential.

Our holdings in China — notably AK Medical Holdings Ltd. — also weighed on relative performance. AK Medical sells orthopedic implants, spinal interbody cages and artificial vertebral bodies in China. The stock price fell after the company issued a profit warning disclosing that customers had temporarily reduced their purchases in anticipation of potentially lower prices arising from China’s national joint implant volume-based procurement policy. With the near-term earnings picture looking increasingly cloudy, we sold the stock to seek better opportunities elsewhere.

All three of the Fund’s top individual contributors — Rakus Co. Ltd., Fortnox AB and Esker SA — came from the IT sector, each from a different market. As reflected by our overweight position, the IT sector is where we tend to find many companies that meet our strict criteria for quality and that we believe have strong long-term growth potential.

Top contributor Rakus provides cloud and IT outsourcing services. The company has benefited from strong demand as Japanese companies have increasingly moved their systems to cloud-based solutions, a trend that accelerated during the pandemic. Sweden’s Fortnox provides internet-based business software addressing organizational needs such as accounting, payroll and invoicing. France-based Esker offers software for a variety of back-office business-management tasks, including order-to-cash and procure-to-pay. We believe Esker has a strong position in the office-automation space. We like that many of the company’s products are offered in a software-as-a-service (SaaS) format, which we believe tends to create strong recurring revenue streams.

OUTLOOK

We continue to find information-technology companies around the world that meet our high standards for quality and growth. We believe many of these innovative IT companies are well-positioned to benefit as they help other businesses transform their operations through digitalization. In particular, we have found no shortage of attractive micro-cap IT companies in Japan, where corporations generally seem to lag their peers in other markets in terms of digital transformation.

Earlier, we mentioned concerns including the Delta variant of Covid-19, supply-chain problems, labor shortages, inflation, and tapering of monetary and fiscal stimulus. While these factors may continue to create volatility in international markets, it has been our experience that earnings growth drives stock prices over the long term. So rather than worry about macro events over which we have no control, we think it’s more productive to use our bottom-up research process to find micro-cap companies that we believe are well-positioned to grow reliably over coming years. And we continually add to our positions in stocks that we believe have been unfairly oversold. We believe our disciplined investment approach has helped the Fund outperform its benchmark over longer time periods.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

International Opportunities (WAIOX) — Investor	15.68%	13.50%	14.26%

International Opportunities (WIIOX) — Institutional	15.44%	13.63%	14.39%

MSCI AC World ex USA Small Cap Index	33.07%	10.28%	9.44%

MSCI World ex USA Small Cap Index	30.15%	10.33%	10.03%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 2.02% / Institutional Class: 1.93%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Rakus Co. Ltd.	3.0%

Esker SA	2.7%

Future PLC	2.7%

Metropolis Healthcare Ltd.	2.7%

YouGov PLC	2.5%

Company	% of Net Assets

SIGMAXYZ, Inc.	2.5%

Voltronic Power Technology Corp.	2.4%

LEENO Industrial, Inc.	2.3%

Aavas Financiers Ltd.	2.1%

HeadHunter Group PLC ADR	2.0%

*

As of September 30, 2021, there were 87 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Select Fund (WAISX / WGISX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch International Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Lead Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2021, the Wasatch International Select Fund — Investor Class gained 18.64% and underperformed its benchmark, the MSCI EAFE Index, which gained 25.73%. Since its inception on October 1, 2019 through September 30, 2021, the Fund gained 22.31% and outperformed the 12.40% increase in the benchmark.

Macro developments that affected investor sentiment over the past 12 months included the emergence of the Delta variant of Covid-19 and ongoing efforts to vaccinate the world’s population against the virus, supply-chain disruptions, labor shortages, rising inflation and interest rates, and expectations that the world’s major central banks could begin withdrawing monetary stimulus sooner rather than later.

Major elections in Japan and Germany, both held during the last three months of the period, were also noteworthy events. Germany’s recent election put Olaf Scholz, a member of Germany’s center-left Social Democratic Party, in a strong position to be the next chancellor. He would replace long-serving Chancellor Angela Merkel. In Japan, the Liberal Democratic Party elected former Foreign Minister Fumio Kishida as its new leader. As such, Kishida is expected to become Japan’s next prime minister. He would replace embattled Prime Minister Yoshihide Suga. Within the Fund, Japan and Germany were at opposite ends of the spectrum in terms of their performance during the 12-month period. Japan added the most to the Fund’s return and our Japanese holdings outperformed their benchmark counterparts. In contrast, Germany subtracted a small amount from absolute performance and our German holdings underperformed the benchmark’s position in Germany.

DETAILS OF THE YEAR

The Fund’s strong showing in Japan was helped significantly by our investment in BayCurrent Consulting, Inc. BayCurrent operates in the digital transformation space, offering comprehensive consulting services including a specialization in IT consulting and integration. We believe Japan is a particularly attractive market for the company’s offerings thanks to a large pool of cash-rich corporations that lag their peers in other markets in terms of digital modernization. We also believe BayCurrent may continue to benefit from an “early mover” advantage thanks to the strong relationships it has built.

Another top contributor from Japan was MISUMI Group, Inc., which offers components and services aimed at factory automation. The company has two divisions — one focuses on manufacturing components and the other focuses on distribution of the company’s products and other brands in the category. MISUMI has benefited from strong sales growth.

Switzerland was the second-best contributor to performance relative to the benchmark led by Partners Group Holding AG, an investment-management firm with a global client base that routinely impresses us with its well-run operation.

On a country basis, the United Kingdom detracted the most from the Fund’s relative performance due to stock selection.

The largest individual detractor from Fund performance for the 12-month period was Germany-based TeamViewer AG. TeamViewer enables remote access to and remote control of electronic devices, as well as other integral device-management and monitoring capabilities. Although we still think the company has solid offerings, we sold our position, choosing to redeploy the proceeds into new investments we believe to be more promising.

We also chose to exit Chr. Hansen Holding AS and Vitasoy International Holdings Ltd. Denmark’s Chr. Hansen is a bioscience company that makes specialized medical components. We sold the stock because we believe Chr. Hansen’s growth might be slower than we originally expected. A combination of competitive and regulatory pressures caused us to believe our original investment thesis for food and beverage producer Vitasoy might be impaired.

OUTLOOK

We are committed to sticking with our investment discipline through all market environments and feel that “staying the course” is particularly important when macro events cause unwelcome volatility in the equity markets. In Wasatch’s more than 45 years of investing, experience has shown that macro events and short-term market movements are unlikely to have more than a fleeting effect on the stock-price performance of our companies. Rather than trying to predict the outcome of events or their effects on stocks, we focus on investing in high-quality companies because we believe they are most likely to produce the earnings growth that history has shown to be the ultimate driver of stock prices over the long term.

We remain committed to finding new companies that meet our strict criteria for quality and have the potential to produce the long-term growth we expect. We also continue to conduct thorough due diligence on the companies we already hold.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Select Fund (WAISX / WGISX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	Since Inception 10/1/2019

International Select (WAISX) — Investor	18.64%	22.31%

International Select (WGISX) — Institutional	18.99%	22.88%

MSCI EAFE Index	25.73%	12.40%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Select Fund are Investor Class — Gross: 6.96%, Net: 1.30% / Institutional Class — Gross: 7.68%, Net: 0.90%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

BayCurrent Consulting, Inc.	6.3%

MISUMI Group, Inc.	5.7%

Partners Group Holding AG	4.7%

Assa Abloy AB, Class B	4.7%

ICON PLC	4.5%

Company	% of Net Assets

Dassault Systemes SE	4.5%

JMDC, Inc.	4.3%

Amadeus IT Group SA	4.2%

Sartorius Stedim Biotech	4.1%

Halma PLC	3.9%

*

As of September 30, 2021, there were 28 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

†† Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel.

Ken Korngiebel, CFA Lead Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2021, the Wasatch Micro Cap Fund — Investor Class gained 38.81% and underperformed the benchmark Russell Microcap Index, which increased 61.07%. Although our stock selections were particularly strong over the past several years, our selections were relative laggards during the 12 months through September.

For most of the 12-month period, U.S. equities advanced against a backdrop of favorable monetary and fiscal conditions. Having pledged to hold interest rates lower for longer, the Federal Reserve (Fed) kept its policy interest rate near zero at its meeting in mid-June. Moreover, Covid-19 relief programs put in place early in the pandemic remained largely intact — boosting the purchasing power of households still eager to spend what was left of the latest round of stimulus payments.

Later in the period, however, interest rates rose as inflationary pressures strengthened. Prices for food, automobiles and housing moved higher — and U.S. crude approached levels not seen since 2014. At the same time, interest rates got an extra nudge from the Fed itself as the central bank signaled plans to wind down its program of quantitative easing. The Delta variant of Covid-19 added a new wrinkle to the pandemic even as schools, businesses and other entities continued to grapple with fallout from previous waves of the virus. This exacerbated an already existing shortage of workers, snarling supply chains and disrupting the production and delivery of goods and services.

DETAILS OF THE YEAR

The top contributor to Fund performance for the period was XPEL, Inc. — which offers automotive paint and surface-protection films, automotive and architectural window films and ceramic coatings. XPEL has experienced robust growth as buyers of luxury vehicles adopt products previously sold primarily to automotive enthusiasts. Shares of XPEL moved higher after the company reported record top- and bottom-line results. Management cited strong demand across all regions — particularly in China, where the Covid-19 outbreak hampered sales during the previous year.

Kornit Digital Ltd. was also a large contributor. The company makes machines that enable on-demand printing of designs and images on clothing and fabrics. The Covid-19 pandemic has highlighted the advantages of Kornit’s on-demand technology, which greatly reduces the need for inventory on hand and in supply chains. Kornit’s equipment is also environmentally friendly. It uses no water — whereas traditional printing methods consume vast amounts of water — and the inks it uses are biodegradable.

The greatest detractor from Fund performance for the period was Esperion Therapeutics, Inc. — which develops oral therapies for people with elevated low-density lipoprotein cholesterol, or “bad cholesterol.” Esperion’s recently approved flagship medications are intended to increase the effectiveness of statins and other cholesterol-lowering drugs in high-risk patients. However, sales of these new products have been hampered as patients fearful of contracting Covid-19 postponed routine physicals and other non-urgent appointments during which the medications might have been prescribed.

Simulations Plus, Inc. was another significant detractor. The company is a maker of drug-discovery and development-simulation software, which is licensed to pharmaceutical companies and used in the conduct of drug research world-wide. The company’s other business segments are based on its proprietary software technologies. Revenues and earnings have surpassed analysts’ expectations. But the stock was down because of the company’s difficulty in winning new business due to disruption caused by the pandemic.

OUTLOOK

The surge in federal spending since the beginning of the Covid-19 pandemic has led to an explosion of the national debt. We believe the federal government’s seemingly insatiable appetite for funding makes investing in productive new technologies more important than ever.

Among our primary focuses when seeking companies for ownership in the Fund are businesses with innovative products that lead to better medical outcomes at lower costs, or that help other companies operate more efficiently and with less adverse impact on the environment. We believe these types of companies offer attractive long-term potential for shareholders while also enhancing the future prospects of the nation and the world.

The Fund’s structural underexposure to financials is likely to continue to influence short-term performance relative to the benchmark. Rather than a “bet” against the sector, our underweight position in financial companies is a natural outcome of our growth-oriented, bottom-up approach to investing. Banks currently account for the majority of the benchmark’s weighting in financials. Because small banks tend to operate similarly and be affected equally by macroeconomic factors, their undifferentiated business models don’t lend themselves to stock-picking based on fundamentals.

Instead, our bottom-up research process leads us to what we believe are more attractive growth opportunities in areas like health care, information technology, industrials and consumer discretionary. Over the long term, these sectors have represented large overweights in the Fund and have historically delivered strong performance for shareholders.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Micro Cap (WMICX) — Investor	38.81%	27.73%	21.06%

Micro Cap (WGICX) — Institutional	38.96%	27.73%	21.06%

Russell Microcap® Index	61.07%	14.47%	15.42%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are Investor Class: 1.66% / Institutional Class — Gross: 1.62%, Net: 1.60%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Kornit Digital Ltd.	3.6%

Vintage Wine Estates, Inc.	3.3%

Holley, Inc.	3.2%

Transcat, Inc.	3.1%

Construction Partners, Inc., Class A	2.4%

Company	% of Net Assets

Napco Security Technologies, Inc.	2.2%

Grid Dynamics Holdings, Inc.	2.2%

nLight, Inc.	2.2%

Heritage-Crystal Clean, Inc.	2.1%

Castle Biosciences, Inc.	2.1%

*

As of September 30, 2021, there were 72 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

During the 12-month period ended September 30, 2021, the Wasatch Micro Cap Value Fund — Investor Class climbed 58.42%. The Fund’s gain was just short of the 61.07% increase in the benchmark Russell Microcap Index.

Because stock prices have risen so much and so quickly, we initiated a research project to look at companies that have recently seen some of their highest margins ever. What we want to understand is which companies may be poised to see their margins decline and which companies are likely to maintain or improve their margins. One of the reasons for declining margins could be the inability to raise prices as input costs such as wages edge higher.

With the micro-cap market near an all-time peak, we’ve been selling companies that are likely to face margin compression and slower earnings growth. Using the proceeds of our sales, we’ve been buying companies in which we think margins will improve over the next several years.

DETAILS OF THE YEAR

From a sector perspective relative to the benchmark, our stock selections were particularly rewarding in health care and financials. At the other end of the spectrum, our selections were especially disadvantageous in consumer discretionary, information technology and communication services. Regarding countries, our U.S. holdings and our international names performed well overall. We continue to see somewhat more attractive valuations outside the United States, and countries being at varying stages of reopening provides some additional diversification.

The top contributor to Fund performance for the period was The Joint Corp., a franchisor of chiropractic clinics that operates on a non-insurance, cash-based model. The company has been growing very rapidly and has been taking market share from traditional clinics based on competitive pricing and convenience. We expect continued strong growth from The Joint, especially as economic conditions get back to normal.

Skyline Champion Corp. was another significant contributor. The company designs, manufactures and sells affordable homes and modular buildings. Skyline — which has a healthy balance sheet — focuses on the multi-family, hospitality, senior and workforce-housing segments in the United States and Canada. After an initial shock due to the coronavirus pandemic, the housing market has been remarkably strong — supported by very low interest rates and financial aid from the government. We believe Skyline will continue to benefit from the housing shortage, the need for affordable homes, and the migration out of densely populated cities and into more rural areas. This migration has been accelerated by ramifications of the pandemic.

The largest detractor from Fund performance for the period was Nautilus, Inc. The company develops, manufactures and markets health and fitness products — including cardio and strength-training equipment and related accessories. The stock fell on news of higher freight costs due to a shortage of shipping containers. The shortage has been disrupting the international transport of raw materials, parts and finished goods.

Pivotree, Inc. — a Canadian IT-services company — was another significant detractor. The company offers cloud automation, application design and support, data management and other related services around the world. While we still have a positive view on Pivotree, the stock was down based on results that failed to meet investor expectations and a general malaise hanging over the Canadian market.

OUTLOOK

Currently, we expect our companies’ revenues and earnings to benefit from ongoing trends of strong industrial and consumer demand. On the other hand, we acknowledge that overall stock valuations are relatively high. Unfortunately, we don’t think these competing factors tell us much about the near-term direction of the market.

Having said that, we believe a consolidation in the market could be healthy. A consolidation might dissuade investors from buying on margin and speculating without regard to fundamentals. For our part, we’d welcome a consolidation that persists for a while because it would help keep investor expectations more reasonable.

As always, regardless of what the future holds, we’ll take the movements the market gives us and attempt to use them to our advantage. If prices advance significantly, we’ll take profits on companies whose stocks have gotten ahead of fundamentals. And if prices move lower, we’ll be on the lookout for high-quality companies that have become more reasonably valued.

Although we acknowledged that overall valuations are high, we should also note that micro and small caps are generally less expensive than large caps. So we feel relatively comfortable investing in our market-cap segment. For example, we recently initiated a position in Intellicheck, Inc. — a provider of identity-authentication and validation solutions for banks, credit-card issuers, and the retail, hospitality, law-enforcement, defense and transportation industries. With businesses and consumers increasingly embracing digitalization and needing to prevent fraud, we think Intellicheck will grow revenues and earnings at attractive rates for years on end.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Micro Cap Value (WAMVX) — Investor	58.11%	22.44%	19.56%

Micro Cap Value (WGMVX) — Institutional	58.25%	22.49%	19.58%

Russell Microcap® Index	61.07%	14.47%	15.42%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are Investor Class: 1.74% / Institutional Class — Gross: 1.84%, Net: 1.60%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

JDC Group AG	2.8%

Skyline Champion Corp.	2.1%

Full House Resorts, Inc.	1.6%

Napco Security Technologies, Inc.	1.6%

Esquire Financial Holdings, Inc.	1.6%

Company	% of Net Assets

Patrick Industries, Inc.	1.5%

Kaleyra, Inc.	1.5%

American Outdoor Brands, Inc.	1.5%

Noodles & Co.	1.4%

Sterling Construction Co., Inc.	1.4%

*

As of September 30, 2021, there were 99 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ken Korngiebel and Ryan Snow.

JB Taylor Lead Portfolio Manager	Ken Korngiebel, CFA Portfolio Manager	Ryan Snow Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2021, the Wasatch Small Cap Growth Fund — Investor Class gained 42.49% while the benchmark Russell 2000 Growth Index increased 33.27% and the Russell 2000 Index rose 47.68%.

The Fund invests heavily in companies with comparatively high returns on equity (ROEs). An interesting observation during the 12-month period was that these higher-ROE companies tended to drive the Fund’s performance on an absolute basis and relative to the benchmark.

For each company in which we’re invested, we continually ask ourselves if we still think it can roughly double its sales and earnings within the next five years. Based on our answer and the company’s current valuation, we decide whether or not the stock continues to be an attractive holding for the Fund. Because we determined that the stock prices for some of our companies had gotten ahead of fundamentals, we sold several of our significant holdings over the course of the period. Having said that, we found an even greater number of companies to buy.

DETAILS OF THE YEAR

From a sector perspective relative to the benchmark, the Fund’s stock selections were most favorable in industrials, financials, communication services, information technology and consumer discretionary. Among sectors, there were no major drags on relative performance.

The Fund’s top contributor was Kornit Digital Ltd., which makes machines that enable on-demand printing of designs and images on clothing and fabrics. The Covid-19 pandemic has highlighted the advantages of Kornit’s on-demand technology, which greatly reduces the need for inventory on hand and in supply chains. Kornit’s equipment is also environmentally friendly. It uses no water — whereas traditional printing methods consume vast amounts of water — and the inks it uses are biodegradable.

Another significant contributor was Boot Barn Holdings, Inc. — a specialty retailer offering increasingly popular Western and work-related apparel, footwear and accessories. Boots are somewhat resistant to online competition because they often require specialized fitting. The company has benefited from its economies of scale and multi-channel business model, which kept revenues flowing during virus-related shutdowns. Stimulus payments by the federal government to consumers appear to have helped as well.

The largest detractor from Fund performance was Ollie’s Bargain Outlet Holdings, Inc. The company’s retail stores offer a continually changing selection of close-out items and brand-name merchandise at deeply discounted prices. Over the next few quarters, Ollie’s faces difficult comparisons to 2020 — when stimulus payments and enhanced unemployment benefits boosted the disposable income of consumers. Longer term, we think the company’s unique treasure-hunt shopping experience and still-limited national footprint offer attractive prospects for expansion.

Another significant detractor was Hydrofarm Holdings Group, Inc. The company sells hydroponics equipment and supplies for controlled-environment agriculture. Difficult comparisons to 2020 have dampened enthusiasm for Hydrofarm’s shares. In addition, weak crop prices in California have raised concerns about the near-term outlook for sales of the company’s products. California currently accounts for about 35% of Hydrofarm’s business.

OUTLOOK

Some of the characteristics we like to see in a business are exemplified by SiTime Corp., one of our newer holdings. The company is a developer of silicon-based timing components. SiTime manufactures oscillators, clock generators and embedded resonators used for ethernet switches, computing devices, graphics cards, disk drives, mobile phones and subscriber-identity cards. With time-keeping devices transitioning from quartz to silicon, which improves accuracy, we think SiTime is particularly well-positioned as a technology leader that’s years ahead of the competition. Recently, due to shortages of silicon chips, the company was able to raise prices by about 20%. While a price increase might ordinarily reduce demand, SiTime actually received more orders because customers are worried about even further price increases.

We’d also like to emphasize that our bottom-up, quality-oriented investment process helps us avoid being whipsawed by short-term trends in the market. For example, earlier in 2021, lower-quality value stocks experienced an upsurge after years of underperformance relative to higher-quality growth names. And certain “meme stocks,” driven by social-media posts, have skyrocketed without regard to fundamentals. We ignore such trends because we think they lack staying power, and they have nothing to do with finding great companies that have significant competitive advantages in expanding business segments.

In closing, we’re pleased to report that we’ve already begun to resume our face-to-face research meetings with company management teams.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Small Cap Growth (WAAEX) — Investor	42.49%	24.41%	18.56%

Small Cap Growth (WIAEX) — Institutional	42.62%	24.58%	18.66%

Russell 2000® Growth Index	33.27%	15.34%	15.74%

Russell 2000® Index	47.68%	13.45%	14.63%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.16% / Institutional Class — Gross: 1.08%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Kornit Digital Ltd.	4.9%

Medpace Holdings, Inc.	3.3%

Monolithic Power Systems, Inc.	3.2%

Rapid7, Inc.	3.1%

StepStone Group, Inc., Class A	3.1%

Company	% of Net Assets

CyberArk Software Ltd.	3.0%

Floor & Decor Holdings, Inc., Class A	3.0%

Freshpet, Inc.	2.7%

Pinnacle Financial Partners, Inc.	2.7%

Globant SA	2.6%

*

As of September 30, 2021, there were 68 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins and Austin Bone.

Jim Larkins Lead Portfolio Manager	Austin Bone Associate Portfolio Manager	OVERVIEW During the 12-month period ended September 30, 2021, the Wasatch Small Cap Value Fund — Investor Class gained 52.79%. The Fund underperformed the benchmark Russell 2000 Value Index, which rose 63.92%.

Early in the period, there was a robust appetite for risk — leading to exceptionally strong performance for small-cap value stocks as investors were less attracted to the mega-cap technology names previously viewed as “safe havens.” In general, as the anticipated reopening of the global economy fueled positive market sentiment, small caps outperformed large caps and the value investment style outperformed the growth style.

For the period as a whole, the Fund delivered a strong absolute return but did not keep pace with the benchmark. This performance profile was within our expectations given the nature of our approach. Historically, the Fund has tended to lag when value stocks are experiencing outsized rallies. But over time, the Fund has held up relatively well both during down markets and during times when the value investment style is out of favor.

DETAILS OF THE YEAR

The Fund’s underperformance was largely due to less advantageous stock selections — with holdings in consumer discretionary, materials and information technology being the weakest on a relative basis.

The largest detractor from the Fund’s return was discount retailer Ollie’s Bargain Outlet Holdings, Inc. The company generated impressive earnings early in the pandemic. More recently, however, Ollie’s has not only been dealing with tougher comparisons to 2020 but also with larger issues regarding supply chains — primarily in getting products from warehouses to stores. We added to the Fund’s position in Ollie’s on price weakness.

Grand Canyon Education, Inc. also detracted. The company offers graduate and undergraduate degree programs and certifications. While the use of online education was strong during the height of the pandemic, recent on-campus enrollments have been weaker partially because admissions counselors couldn’t visit many high schools due to the pandemic. We believe the issue is transitory.

During the latter part of the period, performance for both the benchmark and the Fund turned downward as investors wrestled with questions about the direction of U.S. Federal Reserve policy. Also, many U.S. businesses were affected by headwinds including the aforementioned supply-chain disruptions, the Delta variant of Covid-19, lack of available labor and rising input costs.

On balance, however, the companies represented in the Fund effectively navigated the difficulties and maintained their profit margins in the face of adversity. We believe this underscores our observation that well-managed, high-quality businesses often find ways not only to overcome challenges but to turn them into competitive advantages.

Kadant, Inc. — the top contributor to Fund performance during the period — is a prime example. Kadant, while facing the same supply-chain issues as other businesses in the industrials sector, weathered the storm because the company’s dominant position in several niche markets enabled it to pass along rising costs by increasing prices.

Energy was another notable area. We typically hold a below-benchmark weighting in commodity-related sectors because it’s more challenging to find companies in these sectors that control their own destinies. However, back in 2020, a deep sell-off in the energy sector created an attractive value in Magnolia Oil & Gas Corp., which went on to end the 12-month period among the Fund’s leading contributors to performance.

OUTLOOK

Looking ahead, we see a mixed picture for stocks. The world is entering uncharted territory as extraordinary monetary and fiscal stimulus measures appear set to decline from historic highs. At this stage, it’s impossible to have a clear sense of what the post-Covid, post-stimulus world will look like.

Given the high level of uncertainty, our approach is to focus on maintaining balance instead of shifting the Fund too far in any direction. We believe we can achieve this, in part, through our longstanding tilt to the growthier side of the value category. We also seek balance by investing in Fallen Angels (growth stocks that have slid into value territory due to short-term factors), Undiscovered Gems (inexpensive growth companies flying below Wall Street’s radar) and Quality Value companies (those with characteristics such as strong fundamentals, low leverage and attractive valuations). This aspect of our approach provides exposure to both faster-growing companies with a risk profile that is somewhat above average, as well as to more conservative stocks that may perform better in a downturn.

We’re also seeking to maintain balance in terms of risk exposure by staying broadly neutral overall but keeping a close eye out for stock-specific opportunities. We think this steady approach, rather than one that attempts to chase short-term market trends, has been a key factor in the Fund’s positive long-term results.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Small Cap Value (WMCVX) — Investor	52.79%	13.71%	15.01%

Small Cap Value (WICVX) — Institutional	52.91%	13.87%	15.16%

Russell 2000® Value Index	63.92%	11.03%	13.22%

Russell 2000® Index	47.68%	13.45%	14.63%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.21% / Institutional Class — Gross: 1.08%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Kadant, Inc.	3.5%

Fabrinet	3.3%

Axos Financial, Inc.	3.2%

Altra Industrial Motion Corp.	3.2%

Webster Financial Corp.	2.9%

Company	% of Net Assets

Bank OZK	2.9%

Construction Partners, Inc., Class A	2.6%

Skyline Champion Corp.	2.4%

ServisFirst Bancshares, Inc.	2.4%

Ensign Group, Inc.	2.4%

*

As of September 30, 2021, there were 60 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

For the 12-month period ended September 30, 2021, the Wasatch Ultra Growth Fund — Investor Class rose 32.75% while the benchmark Russell 2000 Growth Index gained 33.27%. Stocks rallied for much of the period based to a large extent on optimism surrounding economic reopening.

Late in the period, however, concerns over fiscal and monetary policies and rising long-term interest rates formed a weak backdrop for the equities of small-cap growth companies. Moreover, beyond its human cost, the Covid-19 pandemic continued to take a toll on the ability of companies to conduct business as usual. Supply-chain bottlenecks and shortages of workers conspired to drive up prices for basic materials, finished goods and services throughout the U.S. and global economies.

Inflation fears moved to the forefront partially based on remarks from Federal Reserve (Fed) Chairman Jerome Powell. Testifying in front of the Senate Banking Committee, Chairman Powell said reopening pressures “could again prove to be greater and more enduring than anticipated, posing upside risks to inflation.”

DETAILS OF THE YEAR

The top contributor to Fund performance for the period was Kornit Digital Ltd., which makes machines that enable on-demand printing of designs and images on clothing and fabrics. The Covid-19 pandemic has highlighted the advantages of Kornit’s on-demand technology, which greatly reduces the need for inventory on hand and in supply chains. Kornit’s equipment is also environmentally friendly. It uses no water — whereas traditional printing methods consume vast amounts of water — and the inks it uses are biodegradable.

Paylocity Holding Corp. was also a significant contributor. The company provides software for payroll and human-resources management using the software-as-a-service business model. Paylocity is experiencing robust demand from customers with fewer than 50 employees. The stock moved sharply higher after revenues and earnings topped Wall Street estimates. Management cited the momentum and overall execution of the company’s sales team across all market segments.

The greatest detractor from Fund performance for the period was Esperion Therapeutics, Inc. — which develops oral therapies for people with elevated low-density lipoprotein cholesterol, or “bad cholesterol.” Esperion’s recently approved flagship medications are intended to increase the effectiveness of statins and other cholesterol-lowering drugs in high-risk patients. However, sales of these new products have been hampered as patients fearful of contracting

Covid-19 postponed routine physicals and other non-urgent appointments during which the medications might have been prescribed.

Bandwidth, Inc. was also a large detractor. The company operates a cloud-based software platform that enables enterprises to create, scale, and manage voice and text communications. Use of Bandwidth’s platform skyrocketed early in the pandemic as many corporate operations moved to home offices. While we think Bandwidth has the opportunity to grow reasonably well for years into the future, the stock was down on concerns over valuation.

OUTLOOK

Small-company growth stocks remain richly priced by historical standards. In addition to currently high valuations, ongoing inflation and supply-chain issues rank among the most identifiable challenges the Fund faces going forward. Although we think our companies have done a good job navigating these challenges so far, significant risks are still on the horizon. To address these risks, we’re sticking to our discipline — seeking strong businesses that we believe can take market share and outperform their peers on a relative basis.

Toward that end, it’s been great to get out on the road again. A critical step in our investment process is the evaluation of company management teams. Before the pandemic, on-site visits played a key role in that assessment. We’re happy to report that we’ve selectively resumed travel to companies we own in the Fund or may be considering for investment.

We’ve often found that our subjective evaluation of a company’s management has been our most accurate predictor of future stock performance. We believe our extensive experience helps us differentiate between good management teams and truly exceptional ones. In our view, that distinction is absolutely critical to delivering long-term results — and a key area where active management has the potential to outshine an approach constrained by quantitative evaluation alone.

Although we’ve been able to evaluate management team quite effectively by telephone and video conferencing over the past 18 months or so, there’s a human element that’s often missing. Our resumption of in-person visits has reminded us of how much is gained from face-to-face interaction with someone across a conference-room table. It also has provided us with an up-close look at how well the companies themselves are coping with the pandemic. After such a long period of virtual meetings, we’re finding that management teams have a lot more time available to spend with us.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Ultra Growth (WAMCX) — Investor	32.78%	29.36%	21.39%

Ultra Growth (WGMCX) — Institutional	32.89%	29.40%	21.41%

Russell 2000® Growth Index	33.27%	15.34%	15.74%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are Investor Class: 1.19% / Institutional Class — Gross: 1.07%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Kornit Digital Ltd.	3.9%

Paylocity Holding Corp.	3.2%

Freshpet, Inc.	3.1%

Intra-Cellular Therapies, Inc.	2.7%

Floor & Decor Holdings, Inc., Class A	2.6%

Company	% of Net Assets

Inspire Medical Systems, Inc.	2.5%

HubSpot, Inc.	2.3%

CyberArk Software Ltd.	2.2%

Silk Road Medical, Inc.	2.2%

Open Lending Corp., Class A	2.2%

*

As of September 30, 2021, there were 84 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	SEPTEMBER 30, 2021

Management Discussion

The Wasatch-Hoisington U.S. Treasury Fund is sub-advised by Hoisington Investment Management Company (HIMCo).

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2021, the Wasatch-Hoisington U.S. Treasury Fund declined -12.74% and underperformed its benchmark, the Bloomberg Barclays US Aggregate Bond Index, which fell -0.90%. For the three-year period, the Fund’s average annual return was 9.87% compared to the benchmark’s average annual gain of 5.36%.

DETAILS OF THE YEAR

The 30-year U.S. Treasury bond yield reached its peak in the second half of March 2021 at 2.51%. Since then, the yield has declined irregularly, closing at 2.045% on September 30.

PREVAILING ECONOMIC CONDITIONS

By the mid-1980s, the marginal revenue product of both non-financial debt and total debt in the United States had fallen below the historic ranges that had prevailed. Looking at the marginal revenue product of debt helps determine how much additional gross domestic product (GDP) is added for each newly borrowed dollar. Consistent with the law of diminishing returns, numerous scholarly studies have verified the deleterious impact of debt on economic growth.

Real GDP per capita in the second calendar quarter of 2021 was $58,478. From 1870 until 2000, real per capita GDP in the U.S. rose by an average of 2.2% per annum. Since then, the growth has averaged 1.1% per annum. The historical rate of growth fell 50% in this time frame. If GDP per capita had grown at the pre-2000 pace, it would be nearly 25.6% higher or $73,474. In the fourth quarter of 2019, the quarter before the pandemic disrupted economic activity, real per capita GDP was about 17% below the trend line of the historic pre-2000 growth rate. The period of subpar performance has lasted more than two decades.

U.S. economic growth slowed sharply in the third calendar quarter of 2021. Consumer confidence fell as buying plans and expectations for increases in future income slumped just one quarter after $2 trillion of debt-financed government transfer payments were made to moderate- and lower-income households. This indicated that the government debt multiplier turned negative very quickly. Working against the economy, supply-side disruptions boosted inflation. Unfortunately, early-stage economic expansions suffer when inflation and interest rates are not declining. In inflationary periods, prices rise faster than real wages, thereby stunting consumer spending. Faster inflation also thwarts the needed continuing cyclical decline in money-market and bond yields.

Third-quarter torpor should continue over the balance of this year and into 2022. U.S. money-supply growth decelerated sharply over the first three quarters of 2021, mirroring the pattern in the European Union, Japan and China. Moreover, the trend in the velocity of money in all four of these major economic powers continued downward. The deterioration in money supply and velocity is worse outside the U.S. in the more heavily over-indebted countries and where economic growth has consistently lagged that of the U.S. Adding to the situation, the most widely followed measure of the U.S. dollar at the end of the third quarter was at the highest level in a year, transmitting foreign economic weakness into the U.S.

The unprecedented set of supply-side disruptions serve to shift the upward-sloping aggregate supply curve inward. In a graph, with aggregate prices on the vertical axis and real GDP on the horizontal axis, this causes the aggregate supply and demand curves to intersect at a higher price level and a lower level of real GDP. The drop in real GDP, called a supply-side recession, increases what is known as the deflationary gap, which means that the level of real GDP falls further from the level of potential GDP. A process has been set in motion, a process that will eventually reverse the current rise in inflation. In the 1970s, the economy was beset by a string of such supply-curve shifts primarily because of falling oil production. Back then, the inflation rate did not fall but continued to march higher. However, until the late 1970s, Fed actions accelerated money-supply growth. With velocity of money stable then, the aggregate demand curve (M x V) also shifted steadily outward. Inflation from supply-side disruptions became entrenched. The current decline in money growth and velocity indicates that inflation-induced supply-side shocks will eventually be reversed. In this environment, Treasury bond yields could be pushed higher in response to inflation at times. However, we don’t expect these sporadic upward moves to be maintained and we believe the trend in yields for long-dated U.S. Treasury securities (maturities longer than 20 years) remains downward.

As a result of these factors, we believe the U.S. Treasury Fund is well-positioned with investments in long-dated U.S. Treasury bonds.

Thank you for the opportunity to manage your assets.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	SEPTEMBER 30, 2021

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

U.S. Treasury	-12.74%	2.92%	4.38%

Bloomberg Barclays US Aggregate Bond Index	-0.90%	2.94%	3.01%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.66%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP U.S. TREASURY HOLDINGS*

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 2.250%	8/15/2046	19.6%

U.S. Treasury Principal Strip	8/15/2049	17.5%

U.S. Treasury Bond, 1.250%	5/15/2050	16.7%

U.S. Treasury Principal Strip	5/15/2049	12.6%

U.S. Treasury Bond, 3.000%	8/15/2048	11.7%

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 2.500%	2/15/2045	5.9%

U.S. Treasury Bond, 1.375%	8/15/2050	5.6%

U.S. Treasury Principal Strip	2/15/2049	4.8%

U.S. Treasury Bond, 2.250%	8/15/2049	3.8%

U.S. Treasury Bond, 2.875%	5/15/2049	1.3%

*

As of September 30, 2021, there were 10 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Funds Management Discussions	SEPTEMBER 30, 2021

DEFINITIONS OF FINANCIAL TERMS

Aggregate demand (AD) is the total amount of goods and services demanded in the economy at a given overall price level and in a given time period.

The Aggregate demand (AD) curve illustrates the relationship between economic goods demanded and the price level, assuming all else is held constant.

Aggregate supply (AS) is the total supply of goods and services produced within an economy at a given overall price level in a given time period.

The Aggregate supply curve describes the relationship between price levels and the quantity of output that firms are willing to provide.

Alpha is a risk-adjusted measure of the so-called “excess return” on an investment. It is a common measure of assessing an active manager’s performance as it is the return in excess of a benchmark index or “risk-free” investment. The difference between the fair and actually expected rates of return on a stock is called the stock’s alpha.

Beta is a quantitative measure of the volatility of a given stock relative to the overall market. A beta above one is more volatile than the overall market, while a beta below one is less volatile.

CFA® stands for Chartered Financial Analyst and is a trademark owned by the CFA Institute.

The “cloud” is the internet. Cloud-computing is a model for delivering information-technology services in which resources are retrieved from the internet through web-based tools and applications, rather than from a direct connection to a server.

Diversification does not eliminate the risk of experiencing investment losses.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

The government debt multiplier takes into account all of the direct and indirect effects on the economy. Contrary to conventional wisdom, it may be positive or negative. When negative, the multiplier indicates that the adverse effects on the private sector outweighed the first-round effect of the government borrowing funds and then putting them to use. If the direct and indirect effects balance each other out and the multiplier is zero, this is known as the Ricardian equivalence.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

An initial public offering (IPO) is a company’s first sale of stock to the public.

The marginal revenue product of debt (MRPD) is the ratio of GDP to debt.

Per capita GDP is a universal measure for gauging the prosperity of nations. It is calculated by dividing GDP by a country’s total population.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Return on capital is a measure of how effectively a company uses the money, owned or borrowed, that has been invested in its operations.

Return on equity (ROE) measures a company’s efficiency at generating profits from shareholders’ equity.

Sales growth is the increase in sales over a specified period of time, not necessarily one year.

A short sale is when an investor sells a stock that has been borrowed in anticipation of a decline in the stock’s price. If the price of the stock falls, the investor makes a profit by repurchasing the stock at the lower price and returning it to the lender. However, the risk is that if the price of the stock rises and the investor must repurchase the stock at a higher price, the investor will incur a loss.

Valuation is the process of determining the current worth of an asset or company.

The velocity of money (V) is defined as the rate at which money circulates, changes hands or turns over in an economy.

INDEX DESCRIPTIONS AND DISCLOSURES

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage [ARM] pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

The MSCI AC (All Country) World Index captures large- and mid-cap representation across 23 developed-market and 27 emerging-market countries.

The MSCI AC (All Country) World ex USA Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI AC (All Country) World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets. This index is a free float adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI AC (All Country) World Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed-market countries and 27 emerging-market countries.

The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). The index covers about 85% of this China equity universe. Currently, the

Wasatch Funds Management Discussions	SEPTEMBER 30, 2021

INDEX DESCRIPTIONS AND DISCLOSURES (continued)

Index includes large-cap A and mid-cap A shares represented at 20% of their free float adjusted market capitalization.

The MSCI EAFE Index is an unmanaged index and includes reinvestment of all dividends of issuers located in 21 developed-market countries, excluding the U.S. and Canada. The Index is a free float adjusted market capitalization index designed to measure the performance of mid-cap and large-cap securities.

The MSCI Emerging Markets Index captures large- and mid-cap representation across 27 emerging-market countries.

The MSCI Emerging Markets Small Cap Index captures small-cap representation across 27 emerging-market countries.

The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float adjusted market capitalization indexes designed to measure equity market performance in the global frontier and emerging markets.

The MSCI India Investable Market Index (IMI) covers all investable large-, mid- and small-cap securities across India, targeting approximately 99% of the Indian market’s free float adjusted market capitalization.

The MSCI World ex USA Index captures large- and mid-cap representation across 22 of 23 developed market countries, excluding the United States.

The MSCI World ex USA Small Cap Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks.

The Russell 2000 Growth Index measures the performance of Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization.

Pertaining to the use of Russell information. All rights in the Russell 2000, Russell 2000 Growth, Russell 2000 Value and Russell Microcap vest in the relevant London Stock Exchange Group PLC (collectively, the “LSE Group”), which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of any Wasatch portfolio. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from any Wasatch portfolio or the suitability of these indexes for the purpose to which they are being put by Wasatch Global Investors.

You cannot invest directly in these or any indexes.

Wasatch Funds	SEPTEMBER 30, 2021

Operating Expenses

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended September 30, 2021.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended September 30, 2021. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses.

Wasatch Funds	SEPTEMBER 30, 2021

Operating Expenses (continued)

	Account Value
Fund/Class and Return	Beginning of Period April 1, 2021	End of Period September 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,084.30	$6.11	1.17%
Hypothetical (5% before expenses)	$1,000.00	$1,019.20	$5.92	1.17%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,084.90	$5.49	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Emerging India Fund — Investor Class
Actual	$1,000.00	$1,250.00	$8.46	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,017.55	$7.59	1.50%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$1,250.90	$7.73	1.37%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.93	1.37%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$1,208.90	$7.31	1.32%
Hypothetical (5% before expenses)	$1,000.00	$1,018.45	$6.68	1.32%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$1,209.70	$6.48	1.17%
Hypothetical (5% before expenses)	$1,000.00	$1,019.20	$5.92	1.17%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$1,191.50	$10.27	1.87%
Hypothetical (5% before expenses)	$1,000.00	$1,015.69	$9.45	1.87%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$1,189.40	$9.60	1.75%
Hypothetical (5% before expenses)	$1,000.00	$1,016.29	$8.85	1.75%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$1,122.40	$11.17	2.10%
Hypothetical (5% before expenses)	$1,000.00	$1,014.54	$10.61	2.10%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$1,126.30	$10.39	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$1,163.70	$7.92	1.46%
Hypothetical (5% before expenses)	$1,000.00	$1,017.75	$7.39	1.46%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,166.70	$7.33	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.30	$6.83	1.35%
Global Select Fund — Investor Class
Actual	$1,000.00	$1,139.70	$7.24	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.30	$6.83	1.35%
Global Select Fund — Institutional Class
Actual	$1,000.00	$1,141.80	$5.10	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Global Value Fund — Investor Class
Actual	$1,000.00	$1,017.40	$5.56	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Global Value Fund — Institutional Class
Actual	$1,000.00	$1,019.30	$5.16	1.02%
Hypothetical (5% before expenses)	$1,000.00	$1,019.95	$5.17	1.02%
Greater China Fund — Investor Class
Actual	$1,000.00	$923.90	$7.28	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.50	$7.64	1.51%
Greater China Fund — Institutional Class
Actual	$1,000.00	$925.50	$6.08	1.26%
Hypothetical (5% before expenses)	$1,000.00	$1,018.75	$6.38	1.26%

Wasatch Funds	SEPTEMBER 30, 2021

Operating Expenses (continued)

	Account Value
Fund/Class and Return	Beginning of Period April 1, 2021	End of Period September 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
International Growth Fund — Investor Class
Actual	$1,000.00	$1,135.50	$7.44	1.39%
Hypothetical (5% before expenses)	$1,000.00	$1,018.10	$7.03	1.39%
International Growth Fund — Institutional Class
Actual	$1,000.00	$1,135.90	$7.01	1.31%
Hypothetical (5% before expenses)	$1,000.00	$1,018.50	$6.63	1.31%
International Opportunities Fund — Investor Class
Actual	$1,000.00	$1,037.50	$9.60	1.88%
Hypothetical (5% before expenses)	$1,000.00	$1,015.64	$9.50	1.88%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,037.00	$9.65	1.89%
Hypothetical (5% before expenses)	$1,000.00	$1,015.59	$9.55	1.89%
International Select Fund — Investor Class
Actual	$1,000.00	$1,126.50	$6.98	1.31%
Hypothetical (5% before expenses)	$1,000.00	$1,018.50	$6.63	1.31%
International Select Fund — Institutional Class
Actual	$1,000.00	$1,128.50	$4.86	0.91%
Hypothetical (5% before expenses)	$1,000.00	$1,020.51	$4.61	0.91%
Micro Cap Fund — Investor Class
Actual	$1,000.00	$952.90	$8.08	1.65%
Hypothetical (5% before expenses)	$1,000.00	$1,016.80	$8.34	1.65%
Micro Cap Fund — Institutional Class
Actual	$1,000.00	$953.60	$7.69	1.57%
Hypothetical (5% before expenses)	$1,000.00	$1,017.20	$7.94	1.57%
Micro Cap Value Fund — Investor Class
Actual	$1,000.00	$1,092.10	$8.60	1.64%
Hypothetical (5% before expenses)	$1,000.00	$1,016.85	$8.29	1.64%
Micro Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,091.70	$8.39	1.60%
Hypothetical (5% before expenses)	$1,000.00	$1,017.05	$8.09	1.60%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$1,055.80	$5.77	1.12%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.67	1.12%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$1,056.20	$5.41	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,019.10	$5.97	1.18%
Hypothetical (5% before expenses)	$1,000.00	$1,019.15	$5.97	1.18%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,019.90	$5.32	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Ultra Growth Fund — Investor Class
Actual	$1,000.00	$1,029.70	$5.95	1.17%
Hypothetical (5% before expenses)	$1,000.00	$1,019.20	$5.92	1.17%
Ultra Growth Fund — Institutional Class
Actual	$1,000.00	$1,030.10	$5.39	1.06%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.37	1.06%
U.S. Treasury Fund
Actual	$1,000.00	$1,090.00	$3.46	0.66%
Hypothetical (5% before expenses)	$1,000.00	$1,021.76	$3.35	0.66%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/365).

Wasatch Core Growth Fund (WGROX / WIGRX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.2%

	Airlines 1.2%
249,856	Allegiant Travel Co.*	$48,841,851

	Application Software 6.0%
256,938	Avalara, Inc.*	44,905,054
373,094	Clearwater Analytics Holdings, Inc., Class A*	9,554,937
499,726	Guidewire Software, Inc.*	59,402,430
220,049	Paylocity Holding Corp.*	61,701,740
838,182	Q2 Holdings, Inc.*	67,171,905

		242,736,066

	Asset Management & Custody Banks 5.7%
923,171	Cohen & Steers, Inc.	77,334,035
976,899	Focus Financial Partners, Inc., Class A*	51,160,200
1,179,317	Hamilton Lane, Inc., Class A	100,029,668

		228,523,903

	Auto Parts & Equipment 2.0%
3,632,747	Holley, Inc.*	43,374,999
501,270	XPEL, Inc.*	38,026,342

		81,401,341

	Automotive Retail 1.3%
936,405	Monro, Inc.	53,852,652

	Building Products 3.8%
4,306,322	Janus International Group, Inc.*	52,709,381
1,008,293	Trex Co., Inc.*	102,775,306

		155,484,687

	Commercial Printing 0.7%
343,145	Cimpress PLC*	29,795,280

	Commodity Chemicals 1.7%
2,230,965	Valvoline, Inc.	69,561,489

	Data Processing & Outsourced Services 2.7%
415,761	Euronet Worldwide, Inc.*	52,918,060
322,139	WEX, Inc.*	56,741,564

		109,659,624

	Distillers & Vintners 1.4%
2,456,980	Duckhorn Portfolio, Inc.*	56,240,272

	Distributors 2.4%
218,854	Pool Corp.	95,072,366

	Education Services 0.9%
406,286	Grand Canyon Education, Inc.*	35,736,917

	Electronic Equipment & Instruments 2.7%
708,842	Novanta, Inc.*	109,516,089

	Electronic Manufacturing Services 2.5%
973,662	Fabrinet*	99,810,092

Shares		Value

	Financial Exchanges & Data 5.1%
431,029	Morningstar, Inc.	$111,649,442
2,608,219	Open Lending Corp., Class A*	94,078,459

		205,727,901

	General Merchandise Stores 2.0%
1,315,277	Ollie’s Bargain Outlet Holdings, Inc.*	79,284,898

	Health Care Facilities 2.6%
1,141,543	Ensign Group, Inc.	85,490,155
737,150	Pennant Group, Inc.*	20,706,544

		106,196,699

	Health Care Supplies 2.1%
1,987,296	Neogen Corp.*	86,308,265

	Home Improvement Retail 1.9%
630,222	Floor & Decor Holdings, Inc., Class A*	76,124,515

	Homebuilding 1.4%
517,061	Installed Building Products, Inc.	55,403,086

	Industrial Machinery 10.0%
1,769,671	Altra Industrial Motion Corp.	97,951,290
943,387	Barnes Group, Inc.	39,367,539
1,001,548	Helios Technologies, Inc.	82,237,106
491,597	Kadant, Inc.	100,334,948
394,379	RBC Bearings, Inc.*	83,687,224

		403,578,107

	Interactive Media & Services 2.1%
3,119,002	ZipRecruiter, Inc., Class A*	86,084,455

	Internet & Direct Marketing Retail 1.5%
1,922,956	1-800-Flowers.com, Inc., Class A* ‡‡	58,669,388

	IT Consulting & Other Services 1.8%
253,210	Globant SA*	71,154,542

	Leisure Products 3.1%
1,809,026	Callaway Golf Co.*	49,983,388
890,926	YETI Holdings, Inc.*	76,343,449

		126,326,837

	Life Sciences Tools & Services 5.8%
453,408	ICON PLC*	118,801,964
613,444	Medpace Holdings, Inc.*	116,112,680

		234,914,644

	Managed Health Care 1.9%
1,163,352	HealthEquity, Inc.*	75,338,676

	Metal & Glass Containers 1.4%
1,692,373	TriMas Corp.*	54,765,190

	Pharmaceuticals 0.8%
844,477	Intra-Cellular Therapies, Inc.*	31,482,103

Wasatch Core Growth Fund (WGROX / WIGRX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Shares		Value

	Regional Banks 6.0%
2,678,600	Bank OZK	$115,126,228
881,523	Eagle Bancorp, Inc.	50,687,572
1,391,439	Webster Financial Corp.	75,777,768

		241,591,568

	Semiconductors 2.2%
180,388	Monolithic Power Systems, Inc.	87,430,456

	Specialized Consumer Services 2.3%
1,830,786	Mister Car Wash, Inc.*	33,411,845
1,461,318	Terminix Global Holdings, Inc.*	60,893,121

		94,304,966

	Specialized REITs 1.4%
1,068,736	National Storage Affiliates Trust	56,418,573

	Specialty Chemicals 2.7%
762,788	Balchem Corp.	110,657,655

	Specialty Stores 3.0%
480,737	Five Below, Inc.*	84,999,109
626,123	National Vision Holdings, Inc.*	35,545,003

		120,544,112

	Systems Software 3.1%
801,653	CyberArk Software Ltd.*	126,516,876

	Total Common Stocks (cost $2,589,268,323)	4,005,056,141

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.2%

	Repurchase Agreement 1.2%
$49,554,905	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $50,808,000 of United States Treasury Notes 1.250% due 9/30/28; value: $50,546,034; repurchase proceeds: $49,554,905 (cost $49,554,905)	$49,554,905

	Total Short-Term Investments (cost $49,554,905)	49,554,905

	Total Investments (cost $2,638,823,228) 100.4%	4,054,611,046

	Liabilities less Other Assets (0.4%)[1]	(15,232,510)

	Net Assets 100.0%	$4,039,378,536

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

‡‡Affiliated company (see Note 8).

[1]The Fund entered into a commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its merger or acquisition. Unfunded commitments with SPACs are not reflected in the Schedule of Investments. An unfunded commitment with a SPAC is recorded at net unrealized appreciation (depreciation) and is included in Liabilities less Other Assets.

Wasatch Core Growth Fund’s unfunded commitment with a SPAC outstanding as of September 30, 2021:

Issuer	Shares	Unfunded Commitment Amount	Current Value	Unrealized Depreciation
Aldel Financial, Inc.***	3,000,000	30,000,000	28,260,000	(1,740,000)

PIPE Private Investment in Public Equity. REIT Real Estate Investment Trust. SPAC Special Purpose Acquisition Company.

See Notes to Financial Statements.

At September 30, 2021, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.8
Ireland	3.0
Israel	3.1
United States	92.1

TOTAL	100.0%

Wasatch Emerging India Fund (WAINX / WIINX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 103.4%

	Apparel, Accessories & Luxury Goods 2.7%
38,894	Page Industries Ltd.	$16,576,854

	Brewers 2.2%
638,527	United Breweries Ltd.	13,533,769

	Commodity Chemicals 3.5%
1,991,288	Berger Paints India Ltd.	21,648,337

	Consumer Finance 12.9%
640,325	Bajaj Finance Ltd.	65,939,085
1,003,892	SBI Cards & Payment Services Ltd.*	13,820,648

		79,759,733

	Department Stores 5.1%
2,267,655	Trent Ltd.	31,372,043

	Diversified Banks 9.1%
1,790,201	HDFC Bank Ltd.	38,220,974
663,917	Kotak Mahindra Bank Ltd.	17,822,628

		56,043,602

	Food Retail 4.8%
519,514	Avenue Supermarts Ltd.*	29,591,093

	Health Care Services 5.7%
716,833	Dr. Lal PathLabs Ltd.	35,495,672

	Industrial Conglomerates 1.4%
25,971	3M India Ltd.*	8,567,119

	Industrial Machinery 4.7%
9,275,113	Elgi Equipments Ltd.	25,452,389
55,242	GMM Pfaudler Ltd.	3,277,283

		28,729,672

	Interactive Media & Services 6.3%
450,585	Info Edge India Ltd.	38,913,592

	IT Consulting & Other Services 17.2%
609,172	Larsen & Toubro Infotech Ltd.	47,216,029
1,051,342	Mindtree Ltd.	59,161,220

		106,377,249

	Life Sciences Tools & Services 6.2%
589,527	Divi’s Laboratories Ltd.	38,073,287

	Personal Products 0.9%
30,117	Procter & Gamble Hygiene & Health Care Ltd.	5,700,229

	Property & Casualty Insurance 3.9%
1,136,286	ICICI Lombard General Insurance Co. Ltd.	24,177,340

	Regional Banks 4.0%
1,582,726	AU Small Finance Bank Ltd.*	24,754,199

Shares		Value

	Research & Consulting Services 6.9%
673,083	L&T Technology Services Ltd.	$42,361,570

	Specialty Chemicals 2.6%
369,186	Asian Paints Ltd.	16,109,746

	Systems Software 0.3%
21,585	Tata Elxsi Ltd.	1,626,563

	Thrifts & Mortgage Finance 3.0%
544,896	Aavas Financiers Ltd.*	18,635,659

	Total Common Stocks (cost $335,475,068)	638,047,328

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.0%

	Repurchase Agreement 2.0%
$12,473,809	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $12,789,300 of United States Treasury Notes 1.250% due 9/30/28; value: $12,723,358; repurchase proceeds: $12,473,809 (cost $12,473,809)	$12,473,809

	Total Short-Term Investments (cost $12,473,809)	12,473,809

	Total Investments (cost $347,948,877) 105.4%§	650,521,137

	Liabilities less Other Assets (5.4%)	(33,503,452)

	Net Assets 100.0%	$617,017,685

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 102.22%.

	See Notes to Financial Statements.

At September 30, 2021, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	100.0

TOTAL	100.0%

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 94.1%

	Airport Services 2.5%
563,024	Grupo Aeroportuario del Pacifico SAB de CV, Class B*	$6,546,315

	Apparel, Accessories & Luxury Goods 1.6%
10,054	Page Industries Ltd.	4,285,075

	Consumer Finance 7.0%
178,579	Bajaj Finance Ltd.	18,389,624

	Data Processing & Outsourced Services 1.3%
64,596	Dlocal Ltd.*	3,524,358

	Department Stores 2.9%
549,674	Trent Ltd.	7,604,506

	Diversified Banks 9.1%
591,322	HDFC Bank Ltd.	12,624,785
125,141	TCS Group Holding PLC, GDR	11,379,256

		24,004,041

	Drug Retail 1.9%
1,157,630	Raia Drogasil SA	4,967,876

	Electrical Components & Equipment 6.7%
197,170	Voltronic Power Technology Corp.	12,023,363
774,502	WEG SA	5,636,233

		17,659,596

	General Merchandise Stores 1.2%
1,182,400	Magazine Luiza SA	3,113,550

	Industrial Machinery 2.8%
371,000	Techtronic Industries Co. Ltd.	7,331,533

	Interactive Home Entertainment 5.6%
46,607	Sea Ltd., ADR*	14,855,049

	Internet & Direct Marketing Retail 8.3%
112,600	Meituan, Class B*	3,594,352
6,970	MercadoLibre, Inc.*	11,705,418
115,300	momo.com, Inc.	6,682,381

		21,982,151

	IT Consulting & Other Services 11.0%
47,946	Globant SA*	13,473,306
200,289	Larsen & Toubro Infotech Ltd.	15,524,107

		28,997,413

	Life & Health Insurance 1.7%
497,798	Discovery Ltd.*	4,548,506

	Life Sciences Tools & Services 3.8%
620,000	Wuxi Biologics Cayman, Inc.*	10,056,579

	Managed Health Care 1.9%
1,987,400	Hapvida Participacoes e Investimentos SA	4,959,604

Shares		Value

	Personal Products 0.8%
1,995	LG Household & Health Care Ltd.	$2,249,207

	Pharmaceuticals 0.8%
272,388	Jiangsu Hengrui Medicine Co. Ltd., Class A	2,114,797

	Property & Casualty Insurance 2.3%
194,935	ICICI Lombard General Insurance Co. Ltd.	4,147,732
434,686	Qualitas Controladora SAB de CV	1,999,326

		6,147,058

	Regional Banks 1.6%
263,911	AU Small Finance Bank Ltd.*	4,127,629

	Semiconductor Equipment 4.2%
48,700	Lasertec Corp.	11,086,922

	Semiconductors 8.4%
98,297	ASPEED Technology, Inc.	8,095,349
96,959	Silergy Corp.	14,103,024

		22,198,373

	Specialized Finance 3.4%
1,034,223	Chailease Holding Co. Ltd.	9,082,645

	Specialty Chemicals 1.8%
111,207	Asian Paints Ltd.	4,852,612

	Systems Software 1.5%
52,845	Tata Elxsi Ltd.	3,957,925

	Total Common Stocks (cost $190,276,649)	248,642,944

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 15.0%

	Repurchase Agreement 15.0%
$39,574,734	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $40,575,500 of United States Treasury Notes 1.250% due 9/30/28; value: $40,366,293; repurchase proceeds: $39,574,734 (cost $39,574,734)	$39,574,734

	Total Short-Term Investments (cost $39,574,734)	39,574,734

	Total Investments (cost $229,851,383) 109.1%§	288,217,678

	Liabilities less Other Assets (9.1%)	(23,991,381)

	Net Assets 100.0%	$264,226,297

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 67.31%.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2021, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	5.4
Brazil	7.5
China	6.3
Hong Kong	3.0
India	30.4
Japan	4.5
Mexico	3.4
Russia	4.6
Singapore	6.0
South Africa	1.8
South Korea	0.9
Taiwan	20.1
United States	4.7
Uruguay	1.4

TOTAL	100.0%

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.3%

	Airport Services 1.9%
2,078,025	Grupo Aeroportuario del Centro Norte SAB de CV*	$12,220,597

	Asset Management & Custody Banks 1.4%
13,969,774	VEF AB*	8,969,305

	Commodity Chemicals 2.0%
1,197,391	Berger Paints India Ltd.	13,017,466

	Communications Equipment 0.9%
651,000	Accton Technology Corp.	6,135,387

	Consumer Finance 6.3%
220,415	Bajaj Finance Ltd.	22,697,792
2,110,475	Muangthai Capital Public Co. Ltd.	3,633,373
2,414,829	Srisawad Corp. Public Co. Ltd.	4,496,356
6,894,408	Unifin Financiera SAB de CV*	10,020,214

		40,847,735

	Data Processing & Outsourced Services 1.1%
7,928,940	Fawry for Banking & Payment Technology Services SAE*	7,159,613

	Department Stores 2.5%
26,926	Poya International Co. Ltd.	454,965
1,111,681	Trent Ltd.	15,379,634

		15,834,599

	Diversified Banks 3.7%
259,390	TCS Group Holding PLC, GDR	23,586,717

	Drug Retail 2.7%
282,185	Clicks Group Ltd.	5,203,803
2,795,550	Raia Drogasil SA	11,996,879

		17,200,682

	Electrical Components & Equipment 6.2%
659,863	Voltronic Power Technology Corp.	40,238,234

	Electronic Equipment & Instruments 1.2%
1,203,616	Chroma ATE, Inc.	7,537,789

	Electronic Manufacturing Services 1.6%
101,910	Fabrinet*	10,446,794

	General Merchandise Stores 1.1%
2,616,564	Magazine Luiza SA	6,890,057

	Health Care Equipment 0.0%
667	Microport Scientific Corp.	3,740

	Health Care Facilities 1.2%
27,060,361	Cleopatra Hospital*	7,698,733

	Health Care Services 3.0%
384,446	Dr. Lal PathLabs Ltd.	19,036,748

Shares		Value

	Health Care Supplies 0.2%
441,870	Shanghai Kindly Medical Instruments Co. Ltd., Class H	$1,189,490

	Hotels, Resorts & Cruise Lines 1.0%
1,394,570	Huazhu Group Ltd.*	6,392,234

	Human Resource & Employment Services 3.4%
451,859	HeadHunter Group PLC, ADR	22,050,719

	Industrial Conglomerates 0.8%
16,254	3M India Ltd.*	5,361,748

	Insurance Brokers 1.8%
3,752,285	TQM Corp. Public Co. Ltd.	11,588,999

	Interactive Media & Services 2.3%
172,867	Info Edge India Ltd.	14,929,205

	Internet & Direct Marketing Retail 3.8%
422,500	momo.com, Inc.	24,486,607

	IT Consulting & Other Services 13.7%
95,972	Globant SA*	26,969,092
335,075	Larsen & Toubro Infotech Ltd.	25,971,172
624,789	Mindtree Ltd.	35,158,188

		88,098,452

	Life & Health Insurance 1.1%
773,530	Discovery Ltd.*	7,067,939

	Pharmaceuticals 0.0%
13,017,213	China Animal Healthcare Ltd.* *** §§	16,722

	Property & Casualty Insurance 3.4%
631,929	ICICI Lombard General Insurance Co. Ltd.	13,445,877
1,819,584	Qualitas Controladora SAB de CV	8,369,126

		21,815,003

	Regional Banks 3.9%
1,127,181	AU Small Finance Bank Ltd.*	17,629,370
1,282,362	Regional SAB de CV	7,338,256

		24,967,626

	Research & Consulting Services 3.9%
400,585	L&T Technology Services Ltd.	25,211,467

	Semiconductor Equipment 1.9%
868,000	Advanced Wireless Semiconductor Co.	4,396,765
80,000	Tokai Carbon Korea Co. Ltd.	7,736,481

		12,133,246

	Semiconductors 17.4%
248,774	ASPEED Technology, Inc.	20,488,035
138,006	LEENO Industrial, Inc.	20,370,725
209,735	Parade Technologies Ltd.	12,276,909
320,143	Silergy Corp.	46,565,914
1,259,040	Sino Wealth Electronic Ltd., Class A	12,085,456

		111,787,039

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Shares		Value

	Specialty Stores 1.4%
2,061,000	Pet Center Comercio e Participacoes SA	$8,878,678

	Thrifts & Mortgage Finance 1.5%
290,877	Aavas Financiers Ltd.*	9,948,109

	Total Common Stocks (cost $306,924,262)	632,747,479

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.5%

	Repurchase Agreement 3.5%
$22,209,190	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $22,770,800 of United States Treasury Notes 1.250% due 9/30/28; value: $22,653,394; repurchase proceeds: $22,209,190 (cost $22,209,190)	$22,209,190

	Total Short-Term Investments (cost $22,209,190)	22,209,190

	Total Investments (cost $329,133,452) 101.8%§	654,956,669

	Liabilities less Other Assets (1.8%)	(11,598,313)

	Net Assets 100.0%	$643,358,356

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 75.02%.

§§The aggregate value of illiquid holdings at September 30, 2021, amounted to approximately $16,722, and represented 0.00% of net assets.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2021, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	4.3
Brazil	4.4
China	3.1
Egypt	2.4
India	34.4
Mexico	6.0
Russia	7.2
South Africa	1.9
South Korea	4.4
Sweden	1.4
Taiwan	25.7
Thailand	3.1
United States	1.7

TOTAL	100.0%

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.2%

	Airport Services 1.7%
197,500	Grupo Aeroportuario del Centro Norte SAB de CV*	$1,161,472

	Asset Management & Custody Banks 8.8%
1,691,900	DCVFMVN Diamond ETF*	1,947,184
6,545,108	VEF AB*	4,202,292

		6,149,476

	Computer & Electronics Retail 1.6%
197,550	Mobile World Investment Corp.	1,105,973

	Consumer Finance 11.1%
55,970	Bajaj Finance Ltd.	5,763,652
267,400	Srisawad Corp. Public Co. Ltd.	497,893
1,005,651	Unifin Financiera SAB de CV*	1,461,596

		7,723,141

	Data Processing & Outsourced Services 5.8%
472	Adyen NV*	1,319,411
23,584	Dlocal Ltd.*	1,286,743
1,565,767	Fawry for Banking & Payment Technology Services SAE*	1,413,844

		4,019,998

	Diversified Banks 10.9%
366,200	Bank for Foreign Trade of Vietnam JSC	1,564,284
66,480	TCS Group Holding PLC, GDR	6,045,125

		7,609,409

	Drug Retail 0.7%
113,800	Raia Drogasil SA	488,364

	Electrical Components & Equipment 1.7%
164,800	WEG SA	1,199,288

	Food Retail 1.5%
12,601	Dino Polska SA*	1,052,499

	General Merchandise Stores 2.8%
84,770	Fix Price Group Ltd., GDR	761,658
436,500	Magazine Luiza SA	1,149,412

		1,911,070

	Health Care Facilities 2.7%
6,633,162	Cleopatra Hospital*	1,887,149

	Home Improvement Retail 3.0%
3,939,100	Wilcon Depot, Inc.	2,118,444

	Human Resource & Employment Services 3.5%
50,356	HeadHunter Group PLC, ADR	2,457,373

	Hypermarkets & Super Centers 0.2%
4,778	InRetail Peru Corp.	159,585

Shares		Value

	Insurance Brokers 2.0%
457,988	TQM Corp. Public Co. Ltd.	$1,414,504

	Interactive Home Entertainment 8.9%
19,487	Sea Ltd., ADR*	6,211,092

	Internet & Direct Marketing Retail 6.5%
2,705	MercadoLibre, Inc.*	4,542,777

	IT Consulting & Other Services 10.1%
886,114	FPT Corp.	3,614,504
12,259	Globant SA*	3,444,902

		7,059,406

	Life & Health Insurance 2.5%
186,856	Discovery Ltd.*	1,707,351

	Property & Casualty Insurance 1.4%
213,528	Qualitas Controladora SAB de CV	982,116

	Regional Banks 2.7%
332,300	Regional SAB de CV	1,901,571

	Semiconductor Equipment 1.6%
26,502	Camtek Ltd.*	1,073,596

	Specialty Stores 1.8%
297,665	Pet Center Comercio e Participacoes SA	1,282,325

	Wireless Telecommunication Services 2.7%
4,919,838	Safaricom PLC	1,892,245

	Total Common Stocks (cost $43,143,939)	67,110,224

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.8%

	Repurchase Agreement 4.8%
$3,362,821	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $3,447,900 of United States Treasury Notes 1.250% due 9/30/28; value: $3,430,123; repurchase proceeds: $3,362,821 (cost $3,362,821)	$3,362,821

	Total Short-Term Investments (cost $3,362,821)	3,362,821

	Total Investments (cost $46,506,760) 101.0%§	70,473,045

	Liabilities less Other Assets (1.0%)	(676,426)

	Net Assets 100.0%	$69,796,619

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 46.83%.

ADR American Depositary Receipt.

ETF Exchange-Traded Fund.

GDR Global Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2021, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	5.1
Brazil	6.1
Egypt	4.9
India	8.6
Israel	1.6
Kenya	2.8
Mexico	8.2
Netherlands	2.0
Peru	0.2
Philippines	3.2
Poland	1.6
Russia	13.8
Singapore	9.3
South Africa	2.5
Sweden	6.3
Thailand	2.8
United States	6.8
Uruguay	1.9
Vietnam	12.3

TOTAL	100.0%

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.6%

	Airlines 1.0%
12,835	Allegiant Travel Co.*	$2,508,986

	Application Software 7.8%
3,842	HubSpot, Inc.*	2,597,538
13,124	Paylocity Holding Corp.*	3,679,970
63,396	Q2 Holdings, Inc.*	5,080,555
191,618	Systena Corp.	3,856,830
310,872	Technology One Ltd.	2,509,987
19,281	Zendesk, Inc.*	2,244,116

		19,968,996

	Asset Management & Custody Banks 2.3%
44,873	Hamilton Lane, Inc., Class A	3,806,128
64,800	WealthNavi, Inc.*	1,985,519

		5,791,647

	Automotive Retail 1.0%
43,023	Monro, Inc.	2,474,253

	Biotechnology 1.7%
182,995	Abcam PLC*	3,693,581
83,399	Sangamo Therapeutics, Inc.*	751,425

		4,445,006

	Building Products 2.1%
52,579	Trex Co., Inc.*	5,359,378

	Commodity Chemicals 0.9%
77,767	Valvoline, Inc.	2,424,775

	Consumer Finance 1.0%
25,479	Bajaj Finance Ltd.	2,623,765

	Data Processing & Outsourced Services 1.5%
18,609	Euronet Worldwide, Inc.*	2,368,554
10,800	GMO Payment Gateway, Inc.	1,363,623

		3,732,177

	Diversified Real Estate Activities 1.1%
102,720	Patrizia AG	2,718,823

	Diversified Support Services 1.0%
18,082	Copart, Inc.*	2,508,335

	Drug Retail 0.9%
31,900	Sugi Holdings Co. Ltd.	2,325,704

	Electrical Components & Equipment 2.7%
111,896	Voltronic Power Technology Corp.	6,823,382

	Financial Exchanges & Data 2.6%
183,323	Open Lending Corp., Class A*	6,612,461

	General Merchandise Stores 2.3%
99,412	Ollie’s Bargain Outlet Holdings, Inc.*	5,992,555

Shares		Value

	Health Care Facilities 2.5%
68,905	Ensign Group, Inc.	$5,160,296
43,416	Pennant Group, Inc.*	1,219,555

		6,379,851

	Health Care Services 1.1%
56,573	Dr. Lal PathLabs Ltd.	2,801,345

	Health Care Supplies 1.4%
65,200	Menicon Co. Ltd.	2,538,941
16,970	Silk Road Medical, Inc.*	933,859

		3,472,800

	Health Care Technology 2.4%
88,755	JMDC, Inc.*	6,062,899

	Home Improvement Retail 0.8%
16,641	Floor & Decor Holdings, Inc., Class A*	2,010,066

	Homebuilding 1.7%
29,901	LGI Homes, Inc.*	4,243,251

	Human Resource & Employment Services 1.7%
118,100	SMS Co. Ltd.	4,302,301

	Industrial Machinery 8.7%
93,242	Altra Industrial Motion Corp.	5,160,945
29,139	Helios Technologies, Inc.	2,392,603
65,457	Kornit Digital Ltd.*	9,474,246
59,400	MISUMI Group, Inc.	2,527,413
12,482	RBC Bearings, Inc.*	2,648,680

		22,203,887

	Interactive Media & Services 1.3%
121,973	ZipRecruiter, Inc., Class A*	3,366,455

	Internet & Direct Marketing Retail 0.9%
1,451	MercadoLibre, Inc.*	2,436,809

	IT Consulting & Other Services 7.8%
19,508	Endava PLC, ADR*	2,650,162
23,393	Globant SA*	6,573,667
188,916	Mindtree Ltd.	10,630,699

		19,854,528

	Life Sciences Tools & Services 1.4%
19,051	Medpace Holdings, Inc.*	3,605,973

	Managed Health Care 1.1%
42,290	HealthEquity, Inc.*	2,738,700

	Packaged Foods & Meats 1.4%
25,541	Freshpet, Inc.*	3,644,445

	Pharmaceuticals 1.2%
46,314	Esperion Therapeutics, Inc.*	558,084
69,100	Intra-Cellular Therapies, Inc.*	2,576,048

		3,134,132

	Property & Casualty Insurance 1.1%
136,141	ICICI Lombard General Insurance Co. Ltd.	2,896,742

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Shares		Value

	Regional Banks 4.6%
364,704	AU Small Finance Bank Ltd.*	$5,704,054
52,870	Bank OZK	2,272,353
68,168	Eagle Bancorp, Inc.	3,919,660

		11,896,067

	Research & Consulting Services 7.7%
17,500	BayCurrent Consulting, Inc.	8,762,589
140,647	L&T Technology Services Ltd.	8,851,847
70,000	Nihon M&A Center, Inc.	2,055,503

		19,669,939

	Restaurants 1.0%
23,051	Domino’s Pizza Enterprises Ltd.	2,636,533

	Semiconductor Equipment 1.3%
33,591	Nova Ltd.*	3,436,023

	Semiconductors 8.6%
61,000	ASPEED Technology, Inc.	5,023,717
21,545	Melexis NV	2,287,012
10,112	Monolithic Power Systems, Inc.	4,901,084
67,000	Silergy Corp.	9,745,383

		21,957,196

	Soft Drinks 1.0%
78,855	Fevertree Drinks PLC	2,474,545

	Specialty Stores 1.0%
14,926	Five Below, Inc.*	2,639,066

	Systems Software 2.9%
26,550	CyberArk Software Ltd.*	4,190,121
27,675	Rapid7, Inc.*	3,127,829

		7,317,950

	Thrifts & Mortgage Finance 1.9%
145,478	Aavas Financiers Ltd.*	4,975,405

	Trading Companies & Distributors 3.2%
87,767	Diploma PLC	3,337,359
211,521	Electrocomponents PLC	3,062,106
75,400	MonotaRO Co. Ltd.	1,689,724

		8,089,189

	Total Common Stocks (cost $137,816,845)	254,556,340

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.8%

	Repurchase Agreement 3.8%
$9,829,328	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $10,077,900 of United States Treasury Notes 1.250% due 9/30/28; value: $10,025,938; repurchase proceeds: $9,829,328 (cost $9,829,328)	$9,829,328

	Total Short-Term Investments (cost $9,829,328)	9,829,328

	Total Investments (cost $147,646,173) 103.4%§	264,385,668

	Liabilities less Other Assets (3.4%)	(8,678,161)

	Net Assets 100.0%	$255,707,507

	*Non-income producing.

	§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 43.56%.

	ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2021, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	2.6
Australia	2.0
Belgium	0.9
Germany	1.1
India	15.1
Israel	6.7
Japan	14.7
Taiwan	8.5
United Kingdom	6.0
United States	42.4

TOTAL	100.0%

Wasatch Global Select Fund (WAGSX / WGGSX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.0%

	Application Software 6.8%
11,653	Dassault Systemes SE	$613,245
1,584	DocuSign, Inc.*	407,769
3,165	Xero Ltd.*	310,577

		1,331,591

	Biotechnology 2.6%
25,080	Abcam PLC*	506,216

	Building Products 3.5%
23,240	Assa Abloy AB, Class B	674,114

	Consumer Finance 4.7%
8,967	Bajaj Finance Ltd.	923,400

	Data Processing & Outsourced Services 6.3%
10,840	Amadeus IT Group SA*	712,966
2,125	Square, Inc., Class A*	509,660

		1,222,626

	Department Stores 2.2%
30,693	Trent Ltd.	424,625

	Distributors 3.0%
1,326	Pool Corp.	576,028

	Diversified Banks 2.4%
21,839	HDFC Bank Ltd.	466,265

	Diversified Support Services 3.9%
5,494	Copart, Inc.*	762,128

	Drug Retail 4.7%
107,500	Raia Drogasil SA	461,328
3,600	Tsuruha Holdings, Inc.	443,959

		905,287

	Electronic Components 4.1%
10,913	Amphenol Corp., Class A	799,159

	Electronic Equipment & Instruments 2.1%
5,205	Cognex Corp.	417,545

	Financial Exchanges & Data 5.7%
899	MarketAxess Holdings, Inc.	378,200
2,823	Morningstar, Inc.	731,242

		1,109,442

	General Merchandise Stores 1.3%
93,700	Magazine Luiza SA	246,735

	Health Care Equipment 2.7%
2,539	DiaSorin SpA	531,695

	Health Care Supplies 2.3%
2,903	Coloplast A/S, Class B	453,920

	Health Care Technology 4.3%
5,700	JMDC, Inc.*	389,370
1,520	Veeva Systems, Inc., Class A*	438,018

		827,388

Shares		Value

	Industrial Conglomerates 3.1%
1,362	Roper Technologies, Inc.	$607,629

	Industrial Machinery 3.3%
15,100	MISUMI Group, Inc.	642,490

	Internet & Direct Marketing Retail 2.7%
308	MercadoLibre, Inc.*	517,255

	IT Consulting & Other Services 2.4%
1,634	Globant SA*	459,170

	Life Sciences Tools & Services 4.4%
3,266	ICON PLC*	855,757

	Managed Health Care 2.3%
6,834	HealthEquity, Inc.*	442,570

	Regional Banks 3.6%
16,277	Bank OZK	699,586

	Research & Consulting Services 3.6%
1,403	BayCurrent Consulting, Inc.	702,509

	Semiconductors 4.6%
824	Monolithic Power Systems, Inc.	399,376
3,400	Silergy Corp.	494,542

		893,918

	Specialty Stores 2.5%
2,770	Five Below, Inc.*	489,764

	Trucking 4.9%
7,714	Lyft, Inc., Class A*	413,393
1,871	Old Dominion Freight Line, Inc.	535,069

		948,462

	Total Common Stocks (cost $15,132,621)	19,437,274

Wasatch Global Select Fund (WAGSX / WGGSX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.7%

	Repurchase Agreement 0.7%
$132,704	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $136,100 of United States Treasury Notes 1.250% due 9/30/28; value: $135,398; repurchase proceeds: $132,704 (cost $132,704)	$132,704

	Total Short-Term Investments (cost $132,704)	132,704

	Total Investments (cost $15,265,325) 100.7%§	19,569,978

	Liabilities less Other Assets (0.7%)	(131,108)

	Net Assets 100.0%	$19,438,870

	*Non-income producing.

	§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 40.04%.

	See Notes to Financial Statements.

At September 30, 2021, Wasatch Global Select Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	2.4
Australia	1.6
Brazil	3.6
Denmark	2.3
France	3.2
India	9.3
Ireland	4.4
Italy	2.7
Japan	11.2
Spain	3.7
Sweden	3.5
Taiwan	2.6
United Kingdom	2.6
United States	46.9

TOTAL	100.0%

Wasatch Global Value Fund (FMIEX / WILCX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.7%

	Aerospace & Defense 2.6%
38,000	Raytheon Technologies Corp.	$3,266,480

	Airlines 2.8%
152,000	Japan Airlines Co. Ltd.*	3,618,619

	Automobile Manufacturers 2.5%
60,000	General Motors Co.*	3,162,600

	Casinos & Gaming 2.3%
120,000	Kangwon Land, Inc.*	2,883,222

	Communications Equipment 2.1%
52,500	Ciena Corp.*	2,695,875

	Construction Materials 1.8%
31,000	HeidelbergCement AG	2,312,704

	Diversified Banks 14.5%
63,000	Citigroup, Inc.	4,421,340
340,000	ING Groep NV, ADR	4,926,600
30,500	JPMorgan Chase & Co.	4,992,545
220,000	United Overseas Bank Ltd.	4,161,868

		18,502,353

	Diversified Metals & Mining 2.5%
90,000	Anglo American PLC	3,154,378

	Electric Utilities 6.5%
38,000	Duke Energy Corp.	3,708,420
93,500	Exelon Corp.	4,519,790

		8,228,210

	Electrical Components & Equipment 2.7%
23,000	Eaton Corp. PLC	3,434,130

	Electronic Manufacturing Services 2.2%
750,000	Hon Hai Precision Industry Co. Ltd.	2,799,459

	Food Retail 5.2%
93,000	Koninklijke Ahold Delhaize NV	3,096,726
76,000	Seven & i Holdings Co. Ltd.	3,459,858

		6,556,584

	Health Care Services 2.6%
16,500	Cigna Corp.	3,302,640

	Homebuilding 3.8%
59,000	Bellway PLC	2,602,294
48,000	PulteGroup, Inc.	2,204,160

		4,806,454

	Integrated Oil & Gas 7.0%
202,000	Suncor Energy, Inc.	4,188,000
100,000	TotalEnergies SE	4,779,794

		8,967,794

	Integrated Telecommunication Services 2.0%
295,000	Telekom Austria AG*	2,549,298

Shares		Value

	Multi-Line Insurance 2.7%
124,000	AXA SA	$3,436,442

	Office REITs 2.3%
166,000	Piedmont Office Realty Trust, Inc., Class A	2,893,380

	Oil & Gas Exploration & Production 3.5%
55,000	EOG Resources, Inc.	4,414,850

	Pharmaceuticals 8.3%
50,000	Bristol-Myers Squibb Co.	2,958,500
32,000	Johnson & Johnson	5,168,000
30,000	Novartis AG	2,459,975

		10,586,475

	Property & Casualty Insurance 2.7%
74,000	Axis Capital Holdings Ltd.	3,406,960

	Railroads 3.1%
20,000	Union Pacific Corp.	3,920,200

	Regional Banks 3.0%
90,000	Bank OZK	3,868,200

	Reinsurance 3.5%
16,500	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,502,342

	Retail REITs 2.8%
174,000	Kimco Realty Corp.	3,610,500

	Tobacco 2.7%
50,000	KT&G Corp.	3,420,673

	Total Common Stocks (cost $99,620,281)	124,300,822

Wasatch Global Value Fund (FMIEX / WILCX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.4%

	Repurchase Agreement 2.4%
$2,989,597	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $3,065,200 of United States Treasury Notes 1.250% due 09/30/28; value: $3,049,396; repurchase proceeds: $2,989,597 (cost $2,989,597)	$2,989,597

	Total Short-Term Investments (cost $2,989,597)	2,989,597

	Total Investments (cost $102,609,878) 100.1%§	127,290,419

	Liabilities less Other Assets (0.1%)	(161,718)

	Net Assets 100.0%	$127,128,701

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 38.73%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At September 30, 2021, Wasatch Global Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Austria	2.0
Canada	3.4
France	6.6
Germany	5.5
Japan	5.7
Netherlands	6.5
Singapore	3.3
South Korea	5.1
Switzerland	2.0
Taiwan	2.2
United Kingdom	4.6
United States	53.1

TOTAL	100.0%

Wasatch Greater China Fund (WAGCX / WGGCX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.2%

	Apparel, Accessories & Luxury Goods 2.2%
10,900	Shenzhou International Group Holdings Ltd.	$231,336

	Application Software 1.4%
14,500	Glodon Co. Ltd., Class A	149,583

	Commodity Chemicals 3.1%
21,540	Skshu Paint Co. Ltd., Class A	332,168

	Distillers & Vintners 2.1%
800	Kweichow Moutai Co. Ltd., Class A	225,807

	Diversified Banks 3.5%
46,000	China Merchants Bank Co. Ltd., Class H	366,074

	Drug Retail 1.8%
24,070	Yifeng Pharmacy Chain Co. Ltd., Class A	193,411

	Health Care Equipment 6.9%
14,430	Guangzhou Wondfo Biotech Co. Ltd., Class A	95,819
17,727	Microport Scientific Corp.	99,399
8,900	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	531,270

		726,488

	Health Care Supplies 1.1%
42,600	Shanghai Kindly Medical Instruments Co. Ltd., Class H	114,677

	Hotels, Resorts & Cruise Lines 3.2%
74,000	Huazhu Group Ltd.*	339,191

	Industrial Machinery 6.6%
35,500	Techtronic Industries Co. Ltd.	701,535

	Interactive Media & Services 4.2%
7,400	Tencent Holdings Ltd.	441,770

	Internet & Direct Marketing Retail 8.6%
24,200	Alibaba Group Holding Ltd.*	448,037
14,600	Meituan, Class B*	466,053

		914,090

	Life & Health Insurance 7.8%
44,400	AIA Group Ltd.	510,795
45,500	Ping An Insurance Group Co. of China Ltd., Class H	311,192

		821,987

	Life Sciences Tools & Services 12.6%
17,400	Hangzhou Tigermed Consulting Co. Ltd., Class A	467,953
53,000	Wuxi Biologics Cayman, Inc.*	859,675

		1,327,628

	Packaged Foods & Meats 5.2%
45,400	Chongqing Fuling Zhacai Group Co. Ltd., Class A*	214,987
19,760	Foshan Haitian Flavouring & Food Co. Ltd., Class A	335,062

		550,049

Shares		Value

	Personal Products 1.5%
5,758	Proya Cosmetics Co. Ltd., Class A	$154,086

	Pharmaceuticals 3.2%
43,320	Jiangsu Hengrui Medicine Co. Ltd., Class A	336,333

	Semiconductors 12.5%
7,000	Silergy Corp.	1,018,174
32,224	Sino Wealth Electronic Ltd., Class A	309,317

		1,327,491

	Specialized Finance 8.4%
100,800	Chailease Holding Co. Ltd.	885,235

	Specialty Stores 1.3%
3,500	China Tourism Group Duty Free Corp. Ltd., Class A	140,226

	Total Common Stocks (cost $10,813,872)	10,279,165

	RIGHTS 0.0%

	Pharmaceuticals 0.0%
16	Microport Scientific Corp.	0

	Total Rights (cost $0)	0

	Total Investments (cost $10,813,872) 97.2%§	10,279,165

	Other Assets less Liabilities 2.8%	294,901

	Net Assets 100.0%	$10,574,066

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 97.21%.

	See Notes to Financial Statements.

At September 30, 2021, Wasatch Greater China Fund’s investments, were in the following countries (unaudited):

Country	%
China	69.7
Hong Kong	11.8
Taiwan	18.5

TOTAL	100.0%

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.2%

	Aerospace & Defense 2.2%
227,165	Avon Protection PLC	$5,944,116
760,340	CAE, Inc.*	22,715,352

		28,659,468

	Airport Services 1.2%
2,551,560	Grupo Aeroportuario del Centro Norte SAB de CV*	15,005,395

	Alternative Carriers 0.2%
290,062	Chief Telecom, Inc.	2,809,768

	Apparel, Accessories & Luxury Goods 1.4%
506,670	Canada Goose Holdings, Inc.*	18,093,071

	Application Software 8.1%
352,371	Descartes Systems Group, Inc.*	28,682,654
107,875	Freee KK*	7,849,609
107,021	Kinaxis, Inc.*	15,440,563
486,700	Rakus Co. Ltd.	17,244,009
956,650	Systena Corp.	19,255,169
1,864,891	Technology One Ltd.	15,057,168

		103,529,172

	Asset Management & Custody Banks 1.9%
1,048,116	Netwealth Group Ltd.	10,818,249
418,700	WealthNavi, Inc.*	12,829,271

		23,647,520

	Biotechnology 2.0%
1,244,067	Abcam PLC*	25,110,317

	Brewers 1.3%
134,181	Royal Unibrew A/S	16,139,544

	Commodity Chemicals 0.8%
964,085	Berger Paints India Ltd.	10,481,074

	Data Processing & Outsourced Services 0.9%
94,600	GMO Payment Gateway, Inc.	11,944,332

	Department Stores 0.1%
64,295	Poya International Co. Ltd.	1,086,385

	Diversified Real Estate Activities 1.5%
716,139	Patrizia AG	18,954,979

	Drug Retail 3.3%
225,895	Ain Holdings, Inc.	14,074,354
353,157	Clicks Group Ltd.	6,512,605
1,199,200	Raia Drogasil SA	5,146,271
220,800	Sugi Holdings Co. Ltd.	16,097,664

		41,830,894

Shares		Value

	Electrical Components & Equipment 2.6%
548,485	Voltronic Power Technology Corp.	$33,446,439

	Electronic Equipment & Instruments 1.9%
635,377	Halma PLC	24,235,504

	General Merchandise Stores 0.6%
896,754	B&M European Value Retail SA	7,114,317

	Health Care Equipment 1.9%
115,701	DiaSorin SpA	24,229,102

	Health Care Services 1.8%
476,592	Dr. Lal PathLabs Ltd.	23,599,574

	Health Care Supplies 1.6%
185,174	Bioteque Corp.	732,225
501,028	Menicon Co. Ltd.	19,510,439

		20,242,664

	Health Care Technology 3.5%
566,827	JMDC, Inc.*	38,720,241
187,000	MedPeer, Inc.*	6,345,932

		45,066,173

	Household Appliances 0.5%
280,288	Breville Group Ltd.	5,770,309

	Human Resource & Employment Services 4.1%
354,911	Benefit One, Inc.	16,731,681
129,029	HeadHunter Group PLC, ADR	6,296,615
545,236	SMS Co. Ltd.	19,862,567
217,600	TechnoPro Holdings, Inc.	6,543,988
92,014	UT Group Co. Ltd.	2,747,507

		52,182,358

	Industrial Machinery 1.2%
366,615	MISUMI Group, Inc.	15,599,115

	Insurance Brokers 1.0%
3,984,758	TQM Corp. Public Co. Ltd.	12,306,996

	Interactive Home Entertainment 0.5%
967,334	Kahoot! ASA*	6,922,881

	Interactive Media & Services 4.1%
212,131	Info Edge India Ltd.	18,320,137
514,200	Kakaku.com, Inc.	16,605,079
1,947,582	Rightmove PLC	17,892,883

		52,818,099

	Internet Services & Infrastructure 1.0%
228,567	Hennge KK*	12,113,883

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Shares		Value

	Investment Banking & Brokerage 1.4%
2,137,739	AJ Bell PLC	$11,492,756
164,916	Avanza Bank Holding AB	5,810,599

		17,303,355

	IT Consulting & Other Services 9.5%
304,600	Change, Inc.*	6,317,492
158,427	Endava PLC, ADR*	21,522,308
57,244	Globant SA*	16,086,136
401,947	Larsen & Toubro Infotech Ltd.	31,154,323
158,334	Reply SpA	29,063,774
634,118	Softcat PLC	17,310,361

		121,454,394

	Life Sciences Tools & Services 1.2%
125,459	PolyPeptide Group AG*	15,947,184

	Movies & Entertainment 1.7%
290,889	CTS Eventim AG & Co. KGaA*	21,886,455

	Other Diversified Financial Services 0.8%
15,873	Hypoport SE*	10,648,779

	Pharmaceuticals 0.7%
349,100	JCR Pharmaceuticals Co. Ltd.	8,733,403

	Property & Casualty Insurance 1.7%
643,380	ICICI Lombard General Insurance Co. Ltd.	13,689,526
1,684,605	Qualitas Controladora SAB de CV	7,748,294

		21,437,820

	Publishing 1.5%
391,839	Future PLC	19,481,870

	Real Estate Services 0.0%
15,744	Real Matters, Inc.*	124,799

	Regional Banks 4.1%
1,147,383	AU Small Finance Bank Ltd.*	17,945,334
967,478	Canadian Western Bank	28,009,962
1,149,192	Regional SAB de CV	6,576,197

		52,531,493

	Research & Consulting Services 4.5%
70,300	BayCurrent Consulting, Inc.	35,200,570
698,294	NICE Information Service Co. Ltd.	11,965,244
369,256	Nihon M&A Center, Inc.	10,842,954

		58,008,768

	Restaurants 3.3%
256,907	Domino’s Pizza Enterprises Ltd.	29,384,573
2,364,416	Domino’s Pizza Group PLC	12,555,754

		41,940,327

	Semiconductors 5.8%
88,000	ASPEED Technology, Inc.	7,247,329
122,627	LEENO Industrial, Inc.	18,100,669
185,650	Melexis NV	19,706,830
201,249	Silergy Corp.	29,272,368

		74,327,196

Shares		Value

	Soft Drinks 1.3%
520,545	Fevertree Drinks PLC	$16,335,197

	Specialty Stores 0.4%
1,288,900	Pet Center Comercio e Participacoes SA	5,552,512

	Systems Software 1.4%
112,942	CyberArk Software Ltd.*	17,824,506

	Thrifts & Mortgage Finance 0.9%
101,276	Equitable Group, Inc.	11,426,133

	Trading Companies & Distributors 7.8%
627,781	Diploma PLC	23,871,507
1,900,012	Electrocomponents PLC	27,505,723
1,470,392	Howden Joinery Group PLC	17,701,680
96,401	IMCD NV	18,449,223
564,448	MonotaRO Co. Ltd.	12,649,356

		100,177,489

	Total Common Stocks (cost $699,290,858)	1,268,081,013

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.0%

	Repurchase Agreement 1.0%
$12,645,550	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $12,965,400 of United States Treasury Notes 1.250% due 9/30/28; value: $12,898,550; repurchase proceeds: $12,645,550 (cost $12,645,550)	$12,645,550

	Total Short-Term Investments (cost $12,645,550)	12,645,550

	Total Investments (cost $711,936,408) 100.2%§	1,280,726,563

	Liabilities less Other Assets (0.2%)	(2,248,295)

	Net Assets 100.0%	$1,278,478,268

	*Non-income producing.

	§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 71.05%.

	ADR American Depositary Receipt.

	See Notes to Financial Statements.

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

At September 30, 2021, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.3
Australia	4.8
Belgium	1.5
Brazil	0.8
Canada	9.8
Denmark	1.3
Germany	4.1
India	9.1
Israel	1.4
Italy	4.2
Japan	25.8
Mexico	2.3
Netherlands	1.4
Norway	0.5
Russia	0.5
South Africa	0.5
South Korea	2.4
Sweden	0.5
Switzerland	1.3
Taiwan	5.9
Thailand	1.0
United Kingdom	19.6

TOTAL	100.0%

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.5%

	Advertising 4.9%
127,900	Direct Marketing MiX, Inc.	$4,951,352
339,400	ValueCommerce Co. Ltd.	14,491,749
1,186,669	YouGov PLC	20,133,151

		39,576,252

	Aerospace & Defense 0.7%
217,836	Avon Protection PLC	5,700,008

	Alternative Carriers 0.9%
777,927	Chief Telecom, Inc.	7,535,610

	Application Software 19.1%
58,192	Atoss Software AG	12,079,280
1,296,625	Bytes Technology Group PLC*	8,857,659
58,863	cBrain A/S	3,277,807
133,628	Commerce One Holdings, Inc.*	2,168,111
129,100	Cybozu, Inc.	2,804,311
3,094,145	dotdigital group PLC	10,047,414
952,862	Elmo Software Ltd.*	3,044,555
72,163	Esker SA	22,067,761
164,319	Fortnox AB	9,948,034
125,000	Freee KK*	9,095,723
601,516	GB Group PLC	6,976,127
77,328	Mensch und Maschine Software SE	5,207,446
274,300	Nihon Jyoho Create Co. Ltd.	3,231,521
898,977	Pexip Holding ASA*	7,254,860
696,032	Rakus Co. Ltd.	24,660,739
635,900	Systena Corp.	12,799,207
225,735	Vitec Software Group AB, Class B	12,325,383

		155,845,938

	Asset Management & Custody Banks 3.4%
918,928	JTC PLC	9,138,648
9,654,619	VEF AB*	6,198,756
414,300	WealthNavi, Inc.*	12,694,452

		28,031,856

	Brewers 0.6%
40,486	Royal Unibrew A/S	4,869,733

	Commodity Chemicals 2.7%
826,601	Berger Paints India Ltd.	8,986,413
720,003	Gulf Oil Lubricants India Ltd.	5,649,957
242,951	Supreme Industries Ltd.	7,604,674

		22,241,044

	Consumer Finance 1.4%
224,976	Gruppo MutuiOnline SpA	11,104,583

	Data Processing & Outsourced Services 1.3%
11,710,547	Fawry for Banking & Payment Technology Services SAE*	10,574,299

	Department Stores 0.8%
389,245	Poya International Co. Ltd.	6,577,026

	Diversified Banks 1.0%
3,850,355	City Union Bank Ltd.	8,143,291

Shares		Value

	Diversified Support Services 3.8%
645,700	Japan Elevator Service Holdings Co. Ltd.	$14,848,569
5,834,195	Johnson Service Group PLC*	11,822,937
624,162	Prestige International, Inc.	4,261,922

		30,933,428

	Electrical Components & Equipment 5.0%
1,033,819	discoverIE Group PLC	14,359,577
326,471	Voltronic Power Technology Corp.	19,908,097
1,009,003	Zaptec AS*	6,432,327

		40,700,001

	Electronic Components 1.0%
1,730,023	Strix Group PLC	7,960,479

	Electronic Equipment & Instruments 1.7%
3,432,950	Nayax Ltd.*	13,565,118

	Food Retail 1.2%
67,164	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	4,821,212
4,289,100	Sheng Siong Group Ltd.	4,657,117

		9,478,329

	Health Care Equipment 1.3%
98,341	CellaVision AB	4,396,722
171,785	Medistim ASA	6,288,352

		10,685,074

	Health Care Services 4.2%
243,105	Dr. Lal PathLabs Ltd.	12,037,916
599,587	Metropolis Healthcare Ltd.	21,741,944

		33,779,860

	Health Care Supplies 0.7%
966,446	Bioteque Corp.	3,821,573
789,048	Shanghai Kindly Medical Instruments Co. Ltd., Class H	2,124,075

		5,945,648

	Health Care Technology 5.0%
300,200	Medley, Inc.*	11,118,409
72,600	MedPeer, Inc.*	2,463,714
151,739	Nexus AG	12,562,178
377,975	Pro Medicus Ltd.	14,663,252

		40,807,553

	Home Improvement Retail 0.8%
2,277,100	Lojas Quero Quero S/A	6,794,817

	Human Resource & Employment Services 3.0%
338,225	HeadHunter Group PLC, ADR	16,505,380
171,262	SMS Co. Ltd.	6,238,955
58,742	UT Group Co. Ltd.	1,754,016

		24,498,351

	Insurance Brokers 1.4%
3,736,800	TQM Corp. Public Co. Ltd.	11,541,173

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Shares		Value

	Interactive Media & Services 0.3%
130,495	Atrae, Inc.*	$2,765,021

	Internet & Direct Marketing Retail 1.1%
319,900	Raccoon Holdings, Inc.	4,472,979
77,300	Temairazu, Inc.	4,429,844

		8,902,823

	Internet Services & Infrastructure 1.9%
288,290	Hennge KK*	15,279,158

	Investment Banking & Brokerage 1.1%
228,200	Strike Co. Ltd.	8,610,023

	IT Consulting & Other Services 3.5%
93,528	Aubay	5,261,338
717,750	Avant Corp.	9,825,021
379,364	FDM Group Holdings PLC	6,478,368
318,800	SERAKU Co. Ltd.	6,608,906

		28,173,633

	Other Diversified Financial Services 1.2%
14,070	Hypoport SE*	9,439,193

	Personal Products 0.7%
588,400	Sarantis SA	6,052,369

	Property & Casualty Insurance 1.6%
2,826,267	Qualitas Controladora SAB de CV	12,999,336

	Publishing 2.7%
439,309	Future PLC	21,842,034

	Research & Consulting Services 6.8%
199,012	Funai Soken Holdings, Inc.	5,385,162
91,300	IR Japan Holdings Ltd.	10,055,677
75,400	Makuake, Inc.*	3,085,424
669,295	NICE Information Service Co. Ltd.	11,468,347
829,400	SIGMAXYZ, Inc.	20,002,839
342,933	Talenom Oyj	5,553,365

		55,550,814

	Restaurants 0.0%
630,045	Patisserie Holdings PLC* *** §§	8,489

	Semiconductors 3.9%
268,533	Elmos Semiconductor SE	13,655,322
124,531	LEENO Industrial, Inc.	18,381,714

		32,037,036

	Specialized Finance 0.7%
253,800	eGuarantee, Inc.	5,641,072

	Specialty Stores 0.7%
160,543	Musti Group Oyj*	5,728,889

	Systems Software 1.2%
56,760	Digital Value SpA*	5,543,714
310,645	Exasol AG*	4,260,454

		9,804,168

Shares		Value

	Thrifts & Mortgage Finance 4.2%
507,914	Aavas Financiers Ltd.*	$17,370,860
103,397	Equitable Group, Inc.	11,665,428
360,178	Mortgage Advice Bureau Holdings Ltd.	5,532,465

		34,568,753

	Total Common Stocks (cost $470,803,620)	794,292,282

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.3%

	Repurchase Agreement 3.3%
$27,070,632	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $27,755,200 of United States Treasury Notes 1.250% due 09/30/28; value: $27,612,094; repurchase proceeds: $27,070,632 (cost $27,070,632)	$27,070,632

	Total Short-Term Investments (cost $27,070,632)	27,070,632

	Total Investments (cost $497,874,252) 100.8%§	821,362,914

	Liabilities less Other Assets (0.8%)	(6,406,226)

	Net Assets 100.0%	$814,956,688

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 69.10%.

§§The aggregate value of illiquid holdings at September 30, 2021 amounted to approximately $8,489, and represented 0.00% of net assets.

ADR American Depositary Receipt.

	See Notes to Financial Statements.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

At September 30, 2021, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	2.2
Brazil	0.9
Canada	1.5
China	0.3
Denmark	1.0
Egypt	1.3
Finland	1.4
France	3.4
Germany	7.2
Greece	0.8
India	10.3
Israel	2.3
Italy	2.1
Japan	28.2
Mexico	1.6
Norway	2.5
Russia	2.1
Singapore	0.6
South Korea	3.8
Sweden	4.1
Taiwan	4.8
Thailand	1.4
United Kingdom	16.2

TOTAL	100.0%

Wasatch International Select Fund (WAISX / WGISX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.9%

	Apparel, Accessories & Luxury Goods 3.0%
206	Hermes International	$284,225

	Application Software 7.7%
8,052	Dassault Systemes SE	423,741
3,168	Xero Ltd.*	310,871

		734,612

	Asset Management & Custody Banks 4.7%
287	Partners Group Holding AG	447,903

	Biotechnology 3.2%
15,135	Abcam PLC*	305,486

	Building Products 4.7%
15,235	Assa Abloy AB, Class B	441,916

	Data Processing & Outsourced Services 10.5%
115	Adyen NV*	321,467
6,084	Amadeus IT Group SA*	400,155
3,648	Worldline SA*	278,072

		999,694

	Drug Retail 4.6%
1,000	Cosmos Pharmaceutical Corp.	169,832
2,200	Tsuruha Holdings, Inc.	271,309

		441,141

	Electronic Equipment & Instruments 3.9%
9,826	Halma PLC	374,798

	Health Care Equipment 4.2%
1,264	DiaSorin SpA	264,696
6,255	Fisher & Paykel Healthcare Corp. Ltd.	137,583

		402,279

	Health Care Supplies 2.8%
1,716	Coloplast A/S, Class B	268,318

	Health Care Technology 6.6%
5,948	JMDC, Inc.*	406,311
3,100	M3, Inc.	220,931

		627,242

	Industrial Machinery 9.3%
12,700	MISUMI Group, Inc.	540,373
361	Rational AG	339,114

		879,487

	Interactive Media & Services 8.8%
8,600	Kakaku.com, Inc.	277,720
2,502	REA Group Ltd.	281,802
3,991	Scout24 AG	276,427

		835,949

	IT Consulting & Other Services 3.0%
1,500	Obic Co. Ltd.	285,237

	Life Sciences Tools & Services 8.6%
1,625	ICON PLC*	425,782
692	Sartorius Stedim Biotech	386,693

		812,475

Shares		Value

	Real Estate Services 3.6%
1,897	FirstService Corp.	$342,976

	Research & Consulting Services 8.7%
1,200	BayCurrent Consulting, Inc.	600,863
3,335	Intertek Group PLC	223,002

		823,865

	Total Common Stocks (cost $7,554,748)	9,307,603

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.7%

	Repurchase Agreement 2.7%
$258,377	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $265,000 of United States Treasury Notes 1.250% due 9/30/28; value: $263,634; repurchase proceeds: $258,377 (cost $258,377)	$258,377

	Total Short-Term Investments (cost $258,377)	258,377

	Total Investments (cost $7,813,125) 100.6%§	9,565,980

	Liabilities less Other Assets (0.6%)	(57,032)

	Net Assets 100.0%	$9,508,948

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 86.59%.

	See Notes to Financial Statements.

At September 30, 2021, Wasatch International Select Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	6.4
Canada	3.7
Denmark	2.9
France	14.7
Germany	6.6
Ireland	4.6
Italy	2.8
Japan	29.8
Netherlands	3.5
New Zealand	1.5
Spain	4.3
Sweden	4.7
Switzerland	4.8
United Kingdom	9.7

TOTAL	100.0%

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.4%

	Advertising 2.0%
911,803	Thryv Holdings, Inc.*	$27,390,562

	Agricultural & Farm Machinery 1.4%
495,880	Hydrofarm Holdings Group, Inc.*	18,769,057

	Apparel, Accessories & Luxury Goods 1.7%
963,750	Superior Group of Cos., Inc.‡‡	22,445,738

	Application Software 4.6%
397,718	Agilysys, Inc.*	20,824,515
443,443	CS Disco, Inc.*	21,258,657
590,881	Upland Software, Inc.*	19,759,061

		61,842,233

	Auto Parts & Equipment 5.9%
3,651,953	Holley, Inc.*	43,604,319
775,944	Stoneridge, Inc.*	15,821,498
260,475	XPEL, Inc.*	19,759,633

		79,185,450

	Biotechnology 4.6%
182,710	C4 Therapeutics, Inc.*	8,163,483
363,923	ChemoCentryx, Inc.*	6,223,083
285,739	Cytokinetics, Inc.*	10,212,312
370,917	Frequency Therapeutics, Inc.*	2,618,674
656,987	MacroGenics, Inc.*	13,757,308
1,312,211	MEI Pharma, Inc.*	3,621,702
175,229	Nkarta, Inc.*	4,873,119
123,704	Nurix Therapeutics, Inc.*	3,706,172
915,892	Sangamo Therapeutics, Inc.*	8,252,187
102,678	Silverback Therapeutics, Inc.*	1,024,726

		62,452,766

	Casinos & Gaming 2.9%
540,056	NEOGAMES SA*	19,830,856
531,762	Pollard Banknote Ltd.	19,795,183

		39,626,039

	Construction & Engineering 2.4%
968,460	Construction Partners, Inc., Class A*	32,317,510

	Construction Machinery & Heavy Trucks 1.2%
120,796	Alamo Group, Inc.	16,854,666

	Data Processing & Outsourced Services 2.1%
2,573,006	Cantaloupe, Inc.*	27,737,005

	Distillers & Vintners 3.3%
4,341,341	Vintage Wine Estates, Inc.* ‡‡	44,325,092

	Electrical Components & Equipment 1.7%
739,792	Allied Motion Technologies, Inc.‡‡	23,140,694

Shares		Value

	Electronic Equipment & Instruments 6.1%
702,889	Napco Security Technologies, Inc.*	$30,280,458
1,046,098	nLight, Inc.*	29,489,503
365,826	PAR Technology Corp.*	22,501,957

		82,271,918

	Environmental & Facilities Services 2.1%
981,290	Heritage-Crystal Clean, Inc.*	28,437,784

	Financial Exchanges & Data 1.9%
698,007	Open Lending Corp., Class A*	25,177,112

	Food Distributors 1.6%
677,245	Chefs’ Warehouse, Inc.*	22,057,870

	Health Care Equipment 2.0%
509,596	CryoLife, Inc.*	11,358,895
2,876,678	Owlet, Inc.*	16,080,630

		27,439,525

	Health Care Facilities 3.5%
801,532	Pennant Group, Inc.*	22,515,034
230,674	U.S. Physical Therapy, Inc.	25,512,544

		48,027,578

	Health Care Services 4.1%
336,610	Addus HomeCare Corp.*	26,844,648
425,243	Castle Biosciences, Inc.*	28,278,659

		55,123,307

	Health Care Supplies 3.5%
337,615	OrthoPediatrics Corp.*	22,117,158
447,723	Silk Road Medical, Inc.*	24,638,197

		46,755,355

	Health Care Technology 0.9%
314,193	Simulations Plus, Inc.	12,410,623

	Home Furnishings 1.5%
939,481	Purple Innovation, Inc.*	19,747,891

	Homebuilding 2.4%
945,464	Dream Finders Homes, Inc., Class A*	16,384,891
278,504	Skyline Champion Corp.*	16,726,950

		33,111,841

	Industrial Machinery 7.2%
281,963	Helios Technologies, Inc.	23,151,982
129,504	Kadant, Inc.	26,431,766
335,360	Kornit Digital Ltd.*	48,540,007

		98,123,755

	Interactive Home Entertainment 1.6%
1,275,908	Motorsport Games, Inc., Class A* ‡‡	18,194,448
838,521	Versus Systems, Inc.* ‡‡	3,085,757

		21,280,205

	Internet & Direct Marketing Retail 1.8%
795,260	1-800-Flowers.com, Inc., Class A*	24,263,383

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Shares		Value

	IT Consulting & Other Services 2.2%
1,030,824	Grid Dynamics Holdings, Inc.*	$30,120,677

	Leisure Products 1.7%
934,633	MasterCraft Boat Holdings, Inc.*	23,440,596

	Movies & Entertainment 0.9%
1,158,528	CuriosityStream, Inc.*	12,210,885

	Oil & Gas Equipment & Services 1.8%
642,887	DMC Global, Inc.*	23,728,959

	Paper Packaging 2.0%
449,330	UFP Technologies, Inc.* ‡‡	27,674,235

	Pharmaceuticals 3.7%
3,486,407	BioDelivery Sciences International, Inc.*	12,585,929
4,208,221	IM Cannabis Corp.* ‡‡	14,940,315
332,576	Intra-Cellular Therapies, Inc.*	12,398,434
10,290,933	PharmaCielo Ltd.* ‡‡	10,806,048

		50,730,726

	Research & Consulting Services 1.5%
231,342	ICF International, Inc.	20,656,527

	Restaurants 0.4%
184,017	Chuy’s Holdings, Inc.*	5,802,056

	Semiconductor Equipment 3.7%
623,726	Camtek Ltd.*	25,267,140
238,343	Nova Ltd.*	24,380,106

		49,647,246

	Semiconductors 1.6%
2,467,213	NeoPhotonics Corp.*	21,489,425

	Systems Software 2.8%
164,738	CyberArk Software Ltd.*	25,998,951
109,627	Rapid7, Inc.*	12,390,044

		38,388,995

	Trading Companies & Distributors 3.1%
640,251	Transcat, Inc.* ‡‡	41,283,384

	Total Common Stocks (cost $1,063,994,977)	1,345,488,670

Shares		Value

	WARRANTS 0.1%

	Interactive Home Entertainment 0.1%
192,000	Versus Systems, Inc., expiring, 1/15/2026* *** † ‡‡	$359,040
448,000	Versus Systems, Inc., expiring, 1/15/2026* ‡‡ §§	891,520
640,000	Versus Systems, Inc., expiring, 1/15/2022* *** † ‡‡	0

		1,250,560

	Pharmaceuticals 0.0%
450,000	IM Cannabis Corp., expiring, 05/07/2026* *** † ‡‡	225,000

	Total Warrants (cost $629,771)	1,475,560

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.3%

	Repurchase Agreement 0.3%
$4,418,400	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $4,530,200 of United States Treasury Notes 1.250% due 9/30/28; value: $4,506,842; repurchase proceeds: $4,418,400 (cost $4,418,400)	$4,418,400

	Total Short-Term Investments (cost $4,418,400)	4,418,400

	Total Investments (cost $1,069,043,148) 99.8%	1,351,382,630

	Other Assets less Liabilities 0.2%[1]	2,227,680

	Net Assets 100.0%	$1,353,610,310

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at September 30, 2021, amounted to approximately $584,040, and represented 0.04% of net assets.

‡‡Affiliated company (see Note 8).

§§The aggregate value of illiquid holdings at September 30, 2021 amounted to approximately $891,520, and represented 0.07% of net assets.

[1]The Fund entered into a commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its merger or acquisition. Unfunded commitments with SPACs are not reflected in the Schedule of Investments. An unfunded commitment with a SPAC is recorded at net unrealized appreciation (depreciation) and is included in Other Assets less Liabilities.

Wasatch Micro Cap Fund’s unfunded commitment with a SPAC outstanding as of September 30, 2021:

Issuer	Shares	Unfunded Commitment Amount	Current Value	Unrealized Depreciation
Roth CH Acquisition III Co.***	1,700,000	17,000,000	16,303,000	(697,000)

PIPE Private Investment in Public Equity. SPAC Special Purpose Acquisition Company.

See Notes to Financial Statements.

At September 30, 2021, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	2.3
Israel	11.8
United States	85.9

TOTAL	100.0%

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 94.7%

	Advertising 1.0%
251,000	YouGov PLC	$4,258,492

	Agricultural Products 0.9%
99,000	Winfarm SAS*	4,030,884

	Air Freight & Logistics 1.2%
850,000	Radiant Logistics, Inc.*	5,431,500

	Application Software 2.9%
802,497	GTY Technology Holdings, Inc.*	6,034,777
619,054	Kaleyra, Inc.*	6,815,785

		12,850,562

	Asset Management & Custody Banks 1.5%
217,052	European Sustainable Growth Acquisition Corp., Class A*	2,153,156
181,526	European Sustainable Growth Acquisition Corp.*	245,060
815,268	Fiducian Group Ltd.	4,452,708

		6,850,924

	Auto Parts & Equipment 1.5%
82,000	Patrick Industries, Inc.	6,830,600

	Biotechnology 1.2%
42,000	Cytokinetics, Inc.*	1,501,080
63,000	MacroGenics, Inc.*	1,319,220
300,000	MEI Pharma, Inc.*	828,000
164,000	Sangamo Therapeutics, Inc.*	1,477,640

		5,125,940

	Casinos & Gaming 1.6%
668,548	Full House Resorts, Inc.*	7,093,294

	Communications Equipment 0.9%
188,925	Digi International, Inc.*	3,971,204

	Construction & Engineering 3.8%
401,350	Bowman Consulting Group Ltd.*	5,518,562
154,000	Construction Partners, Inc., Class A*	5,138,980
279,000	Sterling Construction Co., Inc.*	6,324,930

		16,982,472

	Consumer Finance 1.2%
678,000	EZCORP, Inc., Class A*	5,132,460

	Data Processing & Outsourced Services 2.1%
158,000	I3 Verticals, Inc., Class A*	3,825,180
479,773	Paya Holdings, Inc.*	5,215,133
127,076	Paysign, Inc.*	343,105

		9,383,418

	Diversified Metals & Mining 1.1%
5,565,706	FPX Nickel Corp.*	2,197,105
5,732,000	Talon Metals Corp.*	2,670,046

		4,867,151

Shares		Value

	Diversified Support Services 1.2%
2,637,000	Johnson Service Group PLC*	$5,343,854

	Education Services 1.1%
902,000	Aspen Group, Inc.*	5,024,140

	Electronic Components 0.5%
266,729	VIA Optronics AG*	2,043,144

	Electronic Equipment & Instruments 4.4%
67,000	FARO Technologies, Inc.*	4,409,270
540,000	Intellicheck, Inc.*	4,422,600
363,434	Luna Innovations, Inc.*	3,452,623
164,000	Napco Security Technologies, Inc.*	7,065,120

		19,349,613

	Electronic Manufacturing Services 0.9%
39,000	Fabrinet*	3,997,890

	Financial Exchanges & Data 0.9%
116,000	Open Lending Corp., Class A*	4,184,120

	Food Distributors 1.0%
142,338	Chefs’ Warehouse, Inc.*	4,635,949

	Health Care Distributors 0.7%
128,000	PetIQ, Inc.*	3,196,160

	Health Care Equipment 3.2%
605,000	Brainsway Ltd., ADR*	4,846,050
1,651,667	Conformis, Inc.*	2,196,717
24,242	Inmode Ltd.*	3,865,387
74,000	Tactile Systems Technology, Inc.*	3,289,300

		14,197,454

	Health Care Facilities 0.8%
34,000	Joint Corp.*	3,332,680

	Health Care Services 1.4%
52,000	Addus HomeCare Corp.*	4,147,000
147,011	InfuSystem Holdings, Inc.*	1,915,553

		6,062,553

	Health Care Supplies 1.2%
72,000	OrthoPediatrics Corp.*	4,716,720
530,000	Surgalign Holdings, Inc.*	577,700

		5,294,420

	Health Care Technology 3.1%
424,000	Instem PLC*	5,104,473
61,000	Nexus AG	5,050,071
41,789	OptimizeRx Corp.*	3,575,049

		13,729,593

	Home Furnishings 0.9%
62,054	Lovesac Co.*	4,101,149

	Homebuilding 2.1%
152,000	Skyline Champion Corp.*	9,129,120

	Hotels, Resorts & Cruise Lines 1.0%
929,000	Dalata Hotel Group PLC*	4,331,002

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Shares		Value

	Human Resource & Employment Services 1.3%
347,000	Creek & River Co. Ltd.	$5,696,825

	Industrial Machinery 4.4%
35,000	John Bean Technologies Corp.	4,919,250
22,000	Kadant, Inc.	4,490,200
34,000	Kornit Digital Ltd.*	4,921,160
153,000	va-Q-tec AG*	5,123,087

		19,453,697

	Integrated Telecommunication Services 1.3%
320,000	Ooma, Inc.*	5,955,200

	Interactive Media & Services 1.2%
198,000	VerticalScope Holdings, Inc.*	5,188,394

	Internet & Direct Marketing Retail 0.5%
605,000	iPower, Inc.*	2,395,800

	Internet Services & Infrastructure 1.0%
58,000	Tucows, Inc., Class A*	4,579,100

	Investment Banking & Brokerage 2.8%
434,000	JDC Group AG*	12,316,735

	IT Consulting & Other Services 2.6%
283,000	Avant Corp.	3,873,885
215,000	Grid Dynamics Holdings, Inc.*	6,282,300
510,919	Pivotree, Inc.*	1,339,216

		11,495,401

	Leisure Facilities 1.2%
1,275,000	Gym Group PLC*	5,095,197

	Leisure Products 2.5%
271,000	American Outdoor Brands, Inc.*	6,655,760
169,000	Clarus Corp.	4,331,470

		10,987,230

	Mortgage REITs 1.3%
262,400	AFC Gamma, Inc.	5,662,592

	Movies & Entertainment 1.3%
1,547,953	Thunderbird Entertainment Group, Inc.*	5,866,236

	Oil & Gas Exploration & Production 2.1%
747,000	Advantage Energy Ltd.*	3,774,514
975,000	Evolution Petroleum Corp.	5,538,000

		9,312,514

	Packaged Foods & Meats 0.6%
19,000	Freshpet, Inc.*	2,711,110

	Pharmaceuticals 1.6%
864,000	BioDelivery Sciences International, Inc.*	3,119,040
271,287	Harrow Health, Inc.*	2,465,999
38,000	Intra-Cellular Therapies, Inc.*	1,416,640

		7,001,679

Shares		Value

	Regional Banks 3.2%
328,231	CrossFirst Bankshares, Inc.*	$4,267,003
241,047	Esquire Financial Holdings, Inc.*	6,908,407
70,728	Sound Financial Bancorp, Inc.	3,182,760

		14,358,170

	Research & Consulting Services 2.5%
63,815	ICF International, Inc.	5,698,041
207,839	Red Violet, Inc.*	5,364,325

		11,062,366

	Restaurants 1.4%
539,000	Noodles & Co.*	6,360,200

	Semiconductor Equipment 2.4%
43,000	Nova Ltd.*	4,398,470
271,000	Veeco Instruments, Inc.*	6,018,910

		10,417,380

	Semiconductors 2.3%
77,000	Impinj, Inc.*	4,399,010
29,000	SiTime Corp.*	5,920,930

		10,319,940

	Specialized Finance 1.0%
75,000	A-Mark Precious Metals, Inc.	4,501,500

	Specialty Chemicals 0.7%
225,737	Neo Performance Materials, Inc.	3,133,157

	Technology Hardware, Storage & Peripherals 1.6%
70,000	MGI Digital Graphic Technology*	3,229,699
273,000	TransAct Technologies, Inc.*	3,794,700

		7,024,399

	Textiles 0.8%
278,146	Culp, Inc.	3,582,520

	Thrifts & Mortgage Finance 4.7%
99,948	Axos Financial, Inc.*	5,151,320
366,000	Mortgage Advice Bureau Holdings Ltd.	5,621,893
255,000	Northfield Bancorp, Inc.	4,375,800
436,878	Velocity Financial, Inc.*	5,749,314

		20,898,327

	Trading Companies & Distributors 3.1%
143,000	Global Industrial Co.	5,418,270
149,000	Hardwoods Distribution, Inc.	4,316,130
188,000	Karat Packaging, Inc.*	3,953,640

		13,688,040

	Total Common Stocks (cost $295,816,692)	419,825,451

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Shares		Value

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals LLC* *** †	$17,685

	Total Limited Liability Company Membership Interest (cost $30,001)	17,685

	WARRANTS 0.0%

	Diversified Metals & Mining 0.0%
500,000	Talon Metals Corp., expiring, 3/18/2022* *** †	3,948

	Trading Companies & Distributors 0.0%
289,536	Greenlane Holdings, Inc., expiring, 2/24/2026* *** †	52,116

	Total Warrants (cost $422,967)	56,064

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.0%

	Repurchase Agreement 5.0%
$22,209,998	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $22,771,700 of United States Treasury Notes 1.250% due 09/30/28; value: $22,654,289; repurchase proceeds: $22,209,998 (cost $22,209,998)	$22,209,998

	Total Short-Term Investments (cost $22,209,998)	22,209,998

	Total Investments (cost $318,479,658) 99.7%§	442,109,198

	Other Assets less Liabilities 0.3%	1,507,746

	Net Assets 100.0%	$443,616,944

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at September 30, 2021, amounted to approximately $73,749, and represented 0.02% of net assets.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 9.44%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

	See Notes to Financial Statements.
At September 30, 2021, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	1.1
Canada	6.8
France	1.7
Germany	5.8
Ireland	1.0
Israel	4.3
Italy	1.6
Japan	2.3
United Kingdom	6.1
United States	69.3

TOTAL	100.0%

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.4%

	Agricultural & Farm Machinery 0.9%
819,432	Hydrofarm Holdings Group, Inc.*	$31,015,501

	Airlines 1.4%
255,219	Allegiant Travel Co.*	49,890,210

	Apparel Retail 2.2%
890,871	Boot Barn Holdings, Inc.*	79,171,706

	Application Software 5.0%
1,014,566	CS Disco, Inc.*	48,638,294
594,059	nCino, Inc.*	42,196,011
218,187	Paylocity Holding Corp.*	61,179,635
262,850	Zendesk, Inc.*	30,593,111

		182,607,051

	Asset Management & Custody Banks 4.4%
889,838	Focus Financial Partners, Inc., Class A*	46,600,816
2,627,953	StepStone Group, Inc., Class A	112,055,916

		158,656,732

	Auto Parts & Equipment 1.0%
462,882	XPEL, Inc.*	35,114,229

	Automotive Retail 1.4%
881,404	Monro, Inc.	50,689,544

	Biotechnology 4.3%
1,075,600	Atara Biotherapeutics, Inc.*	19,253,240
436,958	C4 Therapeutics, Inc.*	19,523,283
532,115	ChemoCentryx, Inc.*	9,099,167
807,026	Cytokinetics, Inc.*	28,843,109
1,372,971	Flexion Therapeutics, Inc.*	8,375,123
1,157,590	Frequency Therapeutics, Inc.*	8,172,585
996,863	Inovio Pharmaceuticals, Inc.*	7,137,539
1,053,251	MacroGenics, Inc.*	22,055,076
338,113	Nurix Therapeutics, Inc.*	10,129,866
2,292,887	Sangamo Therapeutics, Inc.*	20,658,912
449,496	Silverback Therapeutics, Inc.*	4,485,970

		157,733,870

	Building Products 1.0%
568,087	AAON, Inc.	37,118,805

	Data Processing & Outsourced Services 2.2%
278,618	Euronet Worldwide, Inc.*	35,462,499
1,960,163	Repay Holdings Corp.*	45,142,554

		80,605,053

	Distillers & Vintners 1.4%
5,500,000	Vintage Wine Estates, Inc., PIPE Shares* *** † ‡‡	52,800,000

	Electronic Equipment & Instruments 1.4%
1,874,926	nLight, Inc.*	52,854,164

Shares		Value

	Financial Exchanges & Data 2.1%
2,159,558	Open Lending Corp., Class A*	$77,895,257

	General Merchandise Stores 2.0%
1,180,606	Ollie’s Bargain Outlet Holdings, Inc.*	71,166,930

	Health Care Facilities 3.1%
1,216,812	Ensign Group, Inc.	91,127,051
728,124	Pennant Group, Inc.*	20,453,003

		111,580,054

	Health Care Services 1.2%
646,185	Castle Biosciences, Inc.*	42,971,303

	Health Care Supplies 3.8%
2,148,828	Neogen Corp.*	93,323,600
811,587	Silk Road Medical, Inc.*	44,661,633

		137,985,233

	Health Care Technology 1.5%
240,690	Inspire Medical Systems, Inc.*	56,051,887

	Home Furnishings 1.5%
2,533,949	Purple Innovation, Inc.*	53,263,608

	Home Improvement Retail 3.0%
902,483	Floor & Decor Holdings, Inc., Class A*	109,010,922

	Homebuilding 2.3%
591,258	LGI Homes, Inc.*	83,905,423

	Industrial Machinery 10.1%
950,769	Helios Technologies, Inc.	78,067,643
1,230,654	Kornit Digital Ltd.*	178,124,860
4,231,967	Markforged Holding Corp.*	27,761,703
398,002	RBC Bearings, Inc.*	84,456,024

		368,410,230

	Insurance Brokers 1.5%
360,297	Goosehead Insurance, Inc., Class A	54,869,630

	Interactive Media & Services 3.0%
1,695,235	Genius Sports Ltd.*	31,633,085
2,808,554	ZipRecruiter, Inc., Class A*	77,516,091

		109,149,176

	IT Consulting & Other Services 2.6%
342,338	Globant SA*	96,200,401

	Leisure Products 2.0%
858,700	YETI Holdings, Inc.*	73,582,003

	Life Sciences Tools & Services 3.2%
625,449	Medpace Holdings, Inc.*	118,384,987

	Managed Health Care 1.8%
1,022,430	HealthEquity, Inc.*	66,212,567

	Oil & Gas Equipment & Services 1.3%
1,245,079	DMC Global, Inc.* ‡‡	45,955,866

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Shares		Value

	Packaged Foods & Meats 2.7%
691,872	Freshpet, Inc.*	$98,723,216

	Pharmaceuticals 1.6%
89,727	Arvinas, Inc.*	7,373,765
656,051	Esperion Therapeutics, Inc.*	7,905,414
1,128,092	Intra-Cellular Therapies, Inc.*	42,055,270

		57,334,449

	Regional Banks 2.6%
1,023,914	Pinnacle Financial Partners, Inc.	96,329,829

	Restaurants 0.7%
786,091	Chuy’s Holdings, Inc.*	24,785,449

	Semiconductor Equipment 1.1%
384,104	Nova Ltd.*	39,289,998

	Semiconductors 4.3%
243,003	Monolithic Power Systems, Inc.	117,778,694
187,373	SiTime Corp.*	38,255,945

		156,034,639

	Specialized Consumer Services 0.9%
1,896,545	Mister Car Wash, Inc.*	34,611,946

	Specialty Stores 3.5%
367,558	Five Below, Inc.*	64,987,930
1,078,572	National Vision Holdings, Inc.*	61,230,532

		126,218,462

	Systems Software 6.2%
696,532	CyberArk Software Ltd.*	109,926,680
1,011,612	Rapid7, Inc.*	114,332,388

		224,259,068

	Trading Companies & Distributors 1.2%
227,013	SiteOne Landscape Supply, Inc.*	45,282,283

	Total Common Stocks (cost $2,204,582,662)	3,547,721,681

	PREFERRED STOCKS 0.4%

	Semiconductor Equipment 0.1%
184,939	Nanosys, Inc., Series A-1 Pfd.* *** †	188,638
991,999	Nanosys, Inc., Series A-2 Pfd.* *** †	1,011,839

		1,200,477

	Systems Software 0.3%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	12,082,372

	Total Preferred Stocks (cost $10,184,941)	13,282,849

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.5%

	Repurchase Agreement 2.5%
$90,931,461	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $93,230,800 of United States Treasury Notes 1.250% due 9/30/28; value: $92,750,102; repurchase proceeds: $90,931,461 (cost $90,931,461)	$90,931,461

	Total Short-Term Investments (cost $90,931,461)	90,931,461

	Total Investments (cost $2,305,699,064) 100.3%	3,651,935,991

	Liabilities less Other Assets (0.3%)	(9,596,619)

	Net Assets 100.0%	$3,642,339,372

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at September 30, 2021, amounted to approximately $66,082,849, and represented 1.81% of net assets.

‡‡Affiliated company (see Note 8).

PIPE Private Investment in Public Equity.

	See Notes to Financial Statements.

At September 30, 2021, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	2.7
Israel	9.2
United Kingdom	0.9
United States	87.2

TOTAL	100.0%

Wasatch Small Cap Value Fund (WMCVX / WICVX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.6%

	Advertising 2.2%
4,071,872	National CineMedia, Inc.‡‡	$14,495,864
781,885	Thryv Holdings, Inc.*	23,487,826

		37,983,690

	Aerospace & Defense 1.1%
151,418	HEICO Corp., Class A	17,932,434

	Airlines 1.0%
89,317	Allegiant Travel Co.*	17,459,687

	Application Software 2.1%
537,603	Ebix, Inc.	14,477,649
615,612	Upland Software, Inc.*	20,586,065

		35,063,714

	Asset Management & Custody Banks 2.5%
533,088	Artisan Partners Asset Management, Inc., Class A	26,078,665
191,137	Hamilton Lane, Inc., Class A	16,212,240

		42,290,905

	Auto Parts & Equipment 1.0%
373,653	Standard Motor Products, Inc.	16,332,373

	Automotive Retail 1.6%
483,421	Monro, Inc.	27,801,542

	Building Products 2.1%
1,790,673	Janus International Group, Inc.*	21,917,837
136,029	Trex Co., Inc.*	13,865,436

		35,783,273

	Commercial Printing 1.4%
270,346	Cimpress PLC*	23,474,143

	Commodity Chemicals 2.2%
1,189,411	Valvoline, Inc.	37,085,835

	Construction & Engineering 2.6%
1,313,036	Construction Partners, Inc., Class A*	43,816,011

	Data Processing & Outsourced Services 2.6%
216,029	Euronet Worldwide, Inc.*	27,496,171
677,641	Repay Holdings Corp.*	15,606,072

		43,102,243

	Education Services 1.7%
323,570	Grand Canyon Education, Inc.*	28,461,217

	Electronic Equipment & Instruments 1.2%
339,122	PAR Technology Corp.*	20,859,394

	Electronic Manufacturing Services 4.4%
535,348	Fabrinet*	54,878,523
488,575	Sanmina Corp.*	18,829,681

		73,708,204

Shares		Value

	Environmental & Facilities Services 0.9%
332,649	ABM Industries, Inc.	$14,972,531

	Financial Exchanges & Data 2.6%
527,177	Donnelley Financial Solutions, Inc.*	18,250,868
732,730	Open Lending Corp., Class A*	26,429,571

		44,680,439

	General Merchandise Stores 2.4%
664,446	Ollie’s Bargain Outlet Holdings, Inc.*	40,052,805

	Health Care Facilities 2.4%
541,354	Ensign Group, Inc.	40,542,001

	Home Furnishings 1.5%
382,270	Lovesac Co.*	25,264,224

	Homebuilding 5.4%
259,264	LGI Homes, Inc.*	36,792,154
681,620	Skyline Champion Corp.*	40,938,097
666,315	Tri Pointe Homes, Inc.*	14,005,942

		91,736,193

	Industrial Machinery 9.9%
969,372	Altra Industrial Motion Corp.	53,654,740
616,258	Barnes Group, Inc.	25,716,446
351,921	Helios Technologies, Inc.	28,896,233
291,506	Kadant, Inc.	59,496,375

		167,763,794

	Internet & Direct Marketing Retail 1.7%
931,799	1-800-Flowers.com, Inc., Class A*	28,429,187

	Investment Banking & Brokerage 2.3%
618,330	Moelis & Co., Class A	38,256,077

	Leisure Products 1.4%
285,087	YETI Holdings, Inc.*	24,429,105

	Life Sciences Tools & Services 1.1%
70,176	ICON PLC*	18,387,516

	Managed Health Care 1.7%
434,027	HealthEquity, Inc.*	28,107,589

	Mortgage REITs 1.5%
1,390,235	Arbor Realty Trust, Inc.	25,761,055

	Oil & Gas Equipment & Services 1.6%
728,891	Cactus, Inc., Class A	27,493,769

	Oil & Gas Exploration & Production 2.3%
2,204,840	Magnolia Oil & Gas Corp., Class A	39,224,104

Wasatch Small Cap Value Fund (WMCVX / WICVX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Shares		Value

	Paper Products 1.0%
1,398,405	Resolute Forest Products, Inc.	$16,641,020

	Personal Products 1.5%
298,566	Edgewell Personal Care Co.	10,837,946
363,015	Nu Skin Enterprises, Inc., Class A	14,691,217

		25,529,163

	Pharmaceuticals 1.2%
554,066	Intra-Cellular Therapies, Inc.*	20,655,580

	Regional Banks 10.4%
1,124,345	Bank OZK	48,324,348
866,960	FB Financial Corp.	37,175,245
521,711	ServisFirst Bancshares, Inc.	40,589,116
904,279	Webster Financial Corp.	49,247,034

		175,335,743

	Semiconductor Equipment 2.8%
306,318	Nova Ltd.*	31,333,268
728,053	Veeco Instruments, Inc.*	16,170,057

		47,503,325

	Semiconductors 1.9%
382,655	Cirrus Logic, Inc.*	31,511,639

	Specialized Consumer Services 1.2%
494,155	Terminix Global Holdings, Inc.*	20,591,439

	Specialized REITs 2.4%
754,892	National Storage Affiliates Trust	39,850,749

	Specialty Chemicals 2.6%
333,614	Innospec, Inc.	28,096,971
227,419	Minerals Technologies, Inc.	15,882,943

		43,979,914

	Steel 1.0%
534,430	Commercial Metals Co.	16,278,738

	Thrifts & Mortgage Finance 3.2%
1,051,759	Axos Financial, Inc.*	54,207,659

	Trading Companies & Distributors 1.0%
299,721	Boise Cascade Co.	16,178,940

	Total Common Stocks (cost $1,219,064,245)	1,664,518,963

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.6%

	Repurchase Agreement 1.6%
$27,756,331	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $28,458,200 of United States Treasury Notes 1.250% due 9/30/28; value: $28,311,470; repurchase proceeds: $27,756,331 (cost $27,756,331)	$27,756,331

	Total Short-Term Investments (cost $27,756,331)	27,756,331

	Total Investments (cost $1,246,820,576) 100.2%	1,692,275,294

	Liabilities less Other Assets (0.2%)	(2,716,237)

	Net Assets 100.0%	$1,689,559,057

	*Non-income producing.

	‡‡Affiliated company (see Note 8).

	REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At September 30, 2021, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	1.0
Ireland	1.1
Israel	1.9
United States	96.0

TOTAL	100.0%

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2021

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.7%

	Agricultural & Farm Machinery 0.9%
705,400	Hydrofarm Holdings Group, Inc.*	$26,699,390

	Alternative Carriers 0.5%
162,387	Bandwidth, Inc., Class A*	14,660,298

	Application Software 14.2%
179,081	Avalara, Inc.*	31,297,986
131,188	DocuSign, Inc.*	33,771,727
388,017	Five9, Inc.*	61,981,835
102,619	HubSpot, Inc.*	69,379,680
341,387	Paylocity Holding Corp.*	95,724,915
2,415,912	Pexip Holding ASA*	19,496,721
736,865	Q2 Holdings, Inc.*	59,052,361
438,981	Zendesk, Inc.*	51,092,999

		421,798,224

	Automotive Retail 0.7%
524,178	Camping World Holdings, Inc., Class A	20,374,799

	Biotechnology 10.6%
1,097,263	Atara Biotherapeutics, Inc.*	19,641,008
425,317	C4 Therapeutics, Inc.*	19,003,164
1,287,151	ChemoCentryx, Inc.*	22,010,282
914,198	Cytokinetics, Inc.*	32,673,436
167,949	Denali Therapeutics, Inc.*	8,473,027
299,990	Exact Sciences Corp.*	28,634,045
1,329,918	Flexion Therapeutics, Inc.*	8,112,500
902,826	Frequency Therapeutics, Inc.*	6,373,952
1,827,989	Inovio Pharmaceuticals, Inc.*	13,088,401
231,758	Kymera Therapeutics, Inc.*	13,613,465
208,253	Ligand Pharmaceuticals, Inc.*	29,013,808
1,763,395	MacroGenics, Inc.*	36,925,491
4,191,905	MEI Pharma, Inc.*	11,569,658
340,792	Nkarta, Inc.*	9,477,425
465,671	Nurix Therapeutics, Inc.*	13,951,503
4,103,357	Sangamo Therapeutics, Inc.*	36,971,247
576,064	Silverback Therapeutics, Inc.*	5,749,119

		315,281,531

	Building Products 1.7%
500,747	Trex Co., Inc.*	51,041,142

	Data Processing & Outsourced Services 2.1%
1,255,668	Repay Holdings Corp.*	28,918,034
137,024	Square, Inc., Class A*	32,863,836

		61,781,870

	Distillers & Vintners 1.5%
4,500,000	Vintage Wine Estates, Inc., PIPE Shares* *** † ‡‡	43,200,000

	Electronic Equipment & Instruments 1.5%
1,616,832	nLight, Inc.*	45,578,494

	Financial Exchanges & Data 3.5%
1,808,794	Open Lending Corp., Class A*	65,243,199
481,969	Tradeweb Markets, Inc., Class A	38,933,456

		104,176,655

Shares		Value

	General Merchandise Stores 2.0%
972,525	Ollie’s Bargain Outlet Holdings, Inc.*	$58,623,807

	Health Care Equipment 5.0%
213,795	AtriCure, Inc.*	14,869,443
13,974,921	Conformis, Inc.* ‡‡	18,586,645
2,304,905	CryoLife, Inc.* ‡‡	51,376,332
400,689	Outset Medical, Inc.*	19,810,064
377,022	Tandem Diabetes Care, Inc.*	45,008,886

		149,651,370

	Health Care Services 2.6%
953,984	Castle Biosciences, Inc.*	63,439,936
1,055,027	Exagen, Inc.* ‡‡	14,348,367

		77,788,303

	Health Care Supplies 4.5%
459,311	BioLife Solutions, Inc.*	19,438,041
7,894,966	Cerus Corp.*	48,080,343
1,186,995	Silk Road Medical, Inc.*	65,320,335

		132,838,719

	Health Care Technology 4.1%
321,394	Inspire Medical Systems, Inc.*	74,846,235
158,900	Veeva Systems, Inc., Class A*	45,790,213

		120,636,448

	Heavy Electrical Equipment 0.5%
450,763	TPI Composites, Inc.*	15,213,251

	Home Furnishings 1.5%
2,056,376	Purple Innovation, Inc.*	43,225,024

	Home Improvement Retail 2.6%
636,783	Floor & Decor Holdings, Inc., Class A*	76,917,019

	Homebuilding 3.6%
321,530	LGI Homes, Inc.*	45,628,322
1,002,410	Skyline Champion Corp.*	60,204,745

		105,833,067

	Industrial Machinery 3.9%
807,088	Kornit Digital Ltd.*	116,817,917

	Interactive Media & Services 1.4%
1,241,132	TripAdvisor, Inc.*	42,012,318

	Internet Services & Infrastructure 0.9%
481,940	GDS Holdings Ltd., ADR*	27,282,623

	IT Consulting & Other Services 2.9%
415,639	Endava PLC, ADR*	56,464,558
111,110	Globant SA*	31,223,021

		87,687,579

	Life Sciences Tools & Services 1.2%
139,163	ICON PLC*	36,463,489

	Managed Health Care 1.5%
697,327	HealthEquity, Inc.*	45,158,897

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

Shares		Value

	Metal & Glass Containers 0.2%
141,671	TriMas Corp.*	$4,584,474

	Oil & Gas Equipment & Services 0.3%
1,002,664	Solaris Oilfield Infrastructure, Inc., Class A	8,362,218

	Oil & Gas Exploration & Production 1.0%
1,728,367	Magnolia Oil & Gas Corp., Class A	30,747,649

	Packaged Foods & Meats 3.1%
649,649	Freshpet, Inc.*	92,698,416

	Pharmaceuticals 3.9%
147,183	Arvinas, Inc.*	12,095,499
862,375	Athira Pharma, Inc.*	8,089,078
1,320,747	Esperion Therapeutics, Inc.*	15,915,001
2,142,647	Intra-Cellular Therapies, Inc.*	79,877,880

		115,977,458

	Regional Banks 3.6%
1,367,406	Bank OZK	58,771,110
357,478	Eagle Bancorp, Inc.	20,554,985
288,673	Esquire Financial Holdings, Inc.*	8,273,368
197,467	Pinnacle Financial Partners, Inc.	18,577,695

		106,177,158

	Restaurants 0.5%
440,343	Chuy’s Holdings, Inc.*	13,884,015

	Semiconductor Equipment 3.3%
668,579	Kulicke & Soffa Industries, Inc.	38,964,784
580,583	Nova Ltd.*	59,387,835

		98,352,619

	Semiconductors 2.0%
117,832	Monolithic Power Systems, Inc.	57,110,814
42,910	NVE Corp.	2,744,953

		59,855,767

	Specialty Chemicals 1.6%
337,231	Balchem Corp.	48,922,101

	Specialty Stores 2.2%
367,037	Five Below, Inc.*	64,895,812

	Systems Software 2.2%
421,837	CyberArk Software Ltd.*	66,574,315

	Trucking 0.4%
216,058	Knight-Swift Transportation Holdings, Inc.	11,051,367

	Total Common Stocks (cost $2,007,251,990)	2,962,825,603

Shares		Value

	PREFERRED STOCKS 0.0%

	Semiconductor Equipment 0.0%
248,000	Nanosys, Inc., Series A-1 Pfd.* *** †	$252,960
46,235	Nanosys, Inc., Series A-2 Pfd.* *** †	47,160

		300,120

	Total Preferred Stocks (cost $546,237)	300,120

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.9%

	Repurchase Agreement 0.9%
$27,944,603	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $28,651,300 of United States Treasury Notes 1.250% due 9/30/28; value: $28,503,574; repurchase proceeds: $27,944,603 (cost $27,944,603)	$27,944,603

	Total Short-Term Investments (cost $27,944,603)	27,944,603

	Total Investments (cost $2,035,742,830) 100.6%§	2,991,070,326

	Liabilities less Other Assets (0.6%)[1]	(18,077,717)

	Net Assets 100.0%	$2,972,992,609

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at September 30, 2021, amounted to approximately $43,500,120, and represented 1.46% of net assets.

‡‡Affiliated company (see Note 8).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 0.56%.

[1]The Fund entered into a commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its merger or acquisition. Unfunded commitments with SPACs are not reflected in the Schedule of Investments. An unfunded commitment with a SPAC is recorded at net unrealized appreciation (depreciation) and is included in Liabilities less Other Assets.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2021

Schedule of Investments (continued)

The Wasatch Ultra Growth Fund’s unfunded commitment with a SPAC outstanding as of September 30, 2021:

Issuer	Shares	Unfunded Commitment Amount	Current Value	Unrealized Depreciation
Aldel Financial, Inc.***	2,500,000	25,000,000	23,550,000	(1,450,000)

ADR American Depositary Receipt. PIPE Private Investment in Public Equity. SPAC Special Purpose Acquisition Company

See Notes to Financial Statements.

At September 30, 2021, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.1
China	0.9
Ireland	1.2
Israel	8.2
Norway	0.7
United Kingdom	1.9
United States	86.0

TOTAL	100.0%

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	SEPTEMBER 30, 2021

Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 99.5%
$94,800,000	U.S. Treasury Bond, 1.25%, 5/15/50	$77,321,250
31,000,000	U.S. Treasury Bond, 1.375%, 8/15/50	26,083,594
87,900,000	U.S. Treasury Bond, 2.25%, 8/15/46	90,547,301
17,200,000	U.S. Treasury Bond, 2.25%, 8/15/49	17,779,828
25,150,000	U.S. Treasury Bond, 2.50%, 2/15/45	27,100,107
5,300,000	U.S. Treasury Bond, 2.875%, 5/15/49	6,183,816
45,530,000	U.S. Treasury Bond, 3.00%, 8/15/48	54,114,895
39,800,000	U.S. Treasury Strip, principal only, 2/15/49	22,221,908
105,000,000	U.S. Treasury Strip, principal only, 5/15/49	58,301,723
147,000,000	U.S. Treasury Strip, principal only, 8/15/49	81,141,389

	Total U.S. Government Obligations (cost $479,000,845)	460,795,811

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.4%

	Repurchase Agreement 0.4%
$1,814,108	Repurchase Agreement dated 9/30/21, 0.00% due 10/1/21 with Fixed Income Clearing Corp. collateralized by $1,860,000 of United States Treasury Notes 1.250% due 9/30/28; value $1,850,410; repurchase proceeds: $1,814,108 (cost $1,814,108)	$1,814,108

	Total Short-Term Investments (cost $1,814,108)	1,814,108

	Total Investments (cost $480,814,953) 99.9%	462,609,919

	Other Assets less Liabilities 0.1%	338,764

	Net Assets 100.0%	$462,948,683

	See Notes to Financial Statements.

Wasatch Funds

Statements of Assets and Liabilities

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Assets:
Investments, at cost
Unaffiliated issuers	$2,534,383,167	$335,475,068	$190,276,649
Affiliated issuers[1]	54,885,156	—	—
Repurchase agreements	49,554,905	12,473,809	39,574,734

	$2,638,823,228	$347,948,877	$229,851,383

Investments, at market value
Unaffiliated issuers	$3,946,386,753	$638,047,328	$248,642,944
Affiliated issuers[1]	58,669,388	—	—
Repurchase agreements	49,554,905	12,473,809	39,574,734

	4,054,611,046	650,521,137	288,217,678
Cash	—	—	—
Foreign currency on deposit (cost of $0, $0, $72,699, $2, $2,450,609, $2,260,957, $0 and $89,287, respectively)	—	—	72,638
Receivable for investment securities sold	—	1,213,391	323,475
Capital shares receivable	2,666,520	1,886,255	7,457,182
Interest and dividends receivable	732,496	312,997	11,644
Prepaid expenses and other assets	79,773	23,602	12,408

Total Assets	4,058,089,835	653,957,382	296,095,025

Liabilities:
Bank overdraft	—	—	—
Payable for securities purchased	10,648,435	1,634,259	29,189,458
Capital shares payable	1,794,008	73,427	100,767
Dividends payable to shareholders	—	—	—
Payable to Advisor	3,420,718	643,586	177,703
Accrued fund administration fees	537,905	72,484	16,605
Accrued expenses and other liabilities	570,233	210,728	83,567
Foreign capital gains taxes payable	—	34,305,213	2,300,628
Unrealized depreciation on an unfunded commitment with a SPAC	1,740,000	—	—

Total Liabilities	18,711,299	36,939,697	31,868,728

Net Assets	$4,039,378,536	$617,017,685	$264,226,297

Net Assets Consist of:
Capital stock	$383,174	$881,731	$115,773
Paid-in-capital in excess of par	2,039,464,369	335,852,913	207,073,649
Distributable earnings (accumulated loss)	1,999,530,993	280,283,041	57,036,875

Net Assets	$4,039,378,536	$617,017,685	$264,226,297

Net Assets
Investor Class	2,174,177,540	258,617,054	93,932,197
Institutional Class	1,865,200,996	358,400,631	170,294,100

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	20,755,036	37,199,891	4,175,753
Institutional Class	17,562,388	50,973,215	7,401,517

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$104.75	$6.95	$22.49

Institutional Class	$106.20	$7.03	$23.01

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2021

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund	Global Value Fund

$306,924,262	$43,143,939	$137,816,845	$15,132,621	$99,620,281
—	—	—	—	—
22,209,190	3,362,821	9,829,328	132,704	2,989,597

$329,133,452	$46,506,760	$147,646,173	$15,265,325	$102,609,878

$632,747,479	$67,110,224	$254,556,340	$19,437,274	$124,300,822
—	—	—	—	—
22,209,190	3,362,821	9,829,328	132,704	2,989,597

654,956,669	70,473,045	264,385,668	19,569,978	127,290,419
—	6,307	—	—	—
2	2,448,897	2,260,954	—	88,842

1,311,649	3,147	—	—	249,374
3,591,408	2,621	360,790	—	1,538
52,021	17,061	95,352	8,465	329,224
19,039	13,266	13,587	6,746	12,239

659,930,788	72,964,344	267,116,351	19,585,189	127,971,636

—	—	—	—	249,336
—	2,191,954	7,950,067	—	189,775
253,512	30,408	7,266	21,850	105,167
—	—	—	—	17,940
874,332	96,575	262,860	6,784	90,259
99,645	14,973	35,409	2,998	34,789
183,918	86,071	90,460	44,848	155,669
15,161,025	747,744	3,062,782	69,839	—
—	—	—	—	—

16,572,432	3,167,725	11,408,844	146,319	842,935

$643,358,356	$69,796,619	$255,707,507	$19,438,870	$127,128,701

$1,513,446	$158,065	$437,324	$12,223	$137,585
304,174,310	144,101,406	122,849,347	13,445,100	261,776,589
337,670,600	(74,462,852)	132,420,836	5,981,547	(134,785,473)

$643,358,356	$69,796,619	$255,707,507	$19,438,870	$127,128,701

322,350,355	52,306,863	181,563,414	7,054,008	119,965,617
321,008,001	17,489,756	74,144,093	12,384,862	7,163,084

76,222,821	11,882,248	31,120,565	445,484	12,982,142
75,121,755	3,924,214	12,611,839	776,819	776,385

$4.23	$4.40	$5.83	$15.83	$9.24

$4.27	$4.46	$5.88	$15.94	$9.23

Wasatch Funds

Statements of Assets and Liabilities (continued)

	Greater China Fund[1]	International Growth Fund	International Opportunities Fund

Assets:
Investments, at cost
Unaffiliated issuers	$10,813,872	$699,290,858	$470,803,620
Affiliated issuers[2]	—	—	—
Repurchase agreements	—	12,645,550	27,070,632

	$10,813,872	$711,936,408	$497,874,252

Investments, at market value
Unaffiliated issuers	$10,279,165	$1,268,081,013	$794,292,282
Affiliated issuers[2]	—	—	—
Repurchase agreements	—	12,645,550	27,070,632

	10,279,165	1,280,726,563	821,362,914
Cash	312,649	—	—
Foreign currency on deposit (cost of $0, $90,330, $175,025, $5, $5, $16,587, $0 and $0, respectively)	—	90,329	175,048
Receivable for investment securities sold	—	8,455,608	713,022
Capital shares receivable	—	294,560	541,359
Interest and dividends receivable	5,559	1,516,449	661,494
Receivable from Investment Advisor	—	—	—
Prepaid expenses and other assets	14,292	36,604	22,647

Total Assets	10,611,665	1,291,120,113	823,476,484

Liabilities:
Payable for securities purchased	—	1,951,749	2,974,093
Capital shares payable	—	1,365,495	317,229
Payable to Advisor	14,194	1,375,188	1,231,922
Accrued fund administration fees	—	262,665	136,856
Accrued expenses and other liabilities	23,405	311,770	278,730
Foreign capital gains taxes payable	—	7,374,978	3,580,966
Unrealized depreciation on an unfunded commitment with a SPAC	—	—	—

Total Liabilities	37,599	12,641,845	8,519,796

Net Assets	$10,574,066	$1,278,478,268	$814,956,688

Net Assets Consist of:
Capital stock	$10,764	$328,420	$1,532,694
Paid-in-capital in excess of par	11,838,037	637,399,715	418,066,699
Distributable earnings (accumulated loss)	(1,274,735)	640,750,133	395,357,295

Net Assets	$10,574,066	$1,278,478,268	$814,956,688

Net Assets
Investor Class	3,794,680	579,101,763	139,188,823
Institutional Class	6,779,386	699,376,505	675,767,865

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	385,875	14,927,834	26,479,177
Institutional Class	690,537	17,914,201	126,790,238

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$9.83	$38.79	$5.26

Institutional Class	$9.82	$39.04	$5.33

[1]	Fund inception date was November 30, 2020.

[2]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2021

International Select Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund

$7,554,748	$872,587,130	$296,269,660	$2,109,356,242	$1,198,789,938
—	192,037,618	—	105,411,361	20,274,307
258,377	4,418,400	22,209,998	90,931,461	27,756,331

$7,813,125	$1,069,043,148	$318,479,658	$2,305,699,064	$1,246,820,576

$9,307,603	$1,139,592,959	$419,899,200	$3,462,248,664	$1,650,023,099
—	207,371,271	—	98,755,866	14,495,864
258,377	4,418,400	22,209,998	90,931,461	27,756,331

9,565,980	1,351,382,630	442,109,198	3,651,935,991	1,692,275,294
—	—	343,262	—	—
5	5	16,599	—	—
—	7,343,233	4,178,711	—	1,151,781
2,545	513,469	77,061	2,812,394	2,142,183
9,555	46,662	218,993	209,684	325,899
3,511	—	—	—	—
8,637	52,777	65,943	84,071	43,231

9,590,233	1,359,338,776	447,009,767	3,655,042,140	1,695,938,388

42,275	2,544,521	2,515,477	5,369,318	3,697,914
—	364,682	187,507	3,388,082	805,735
—	1,738,959	549,391	3,089,883	1,418,912
—	156,513	48,266	479,876	208,447
39,010	226,791	92,182	375,609	248,323
—	—	—	—	—
—	697,000	—	—	—

81,285	5,728,466	3,392,823	12,702,768	6,379,331

$9,508,948	$1,353,610,310	$443,616,944	$3,642,339,372	$1,689,559,057

$6,326	$1,078,274	$868,576	$579,174	$1,574,895
7,860,425	778,946,703	237,029,466	1,711,221,505	1,138,367,163
1,642,197	573,585,333	205,718,902	1,930,538,693	549,616,999

$9,508,948	$1,353,610,310	$443,616,944	$3,642,339,372	$1,689,559,057

4,762,906	1,155,133,175	387,236,047	1,744,187,214	840,022,267
4,746,042	198,477,135	56,380,897	1,898,152,158	849,536,790

318,367	92,009,391	75,855,085	27,923,925	78,652,909
314,275	15,817,989	11,002,552	29,993,483	78,836,638

$14.96	$12.55	$5.10	$62.46	$10.68

$15.10	$12.55	$5.12	$63.29	$10.78

Wasatch Funds	SEPTEMBER 30, 2021

Statements of Assets and Liabilities (continued)

	Ultra Growth Fund	U.S. Treasury Fund

Assets:
Investments, at cost
Unaffiliated issuers	$1,880,667,137	$479,000,845
Affiliated issuers[1]	127,131,090	—
Repurchase agreements	27,944,603	1,814,108

	$2,035,742,830	$480,814,953

Investments, at market value
Unaffiliated issuers	$2,835,614,379	$460,795,811
Affiliated issuers[1]	127,511,344	—
Repurchase agreements	27,944,603	1,814,108

	2,991,070,326	462,609,919
Receivable for investment securities sold	26,445,754	—
Capital shares receivable	1,926,311	103,778
Interest and dividends receivable	164,300	1,116,361
Prepaid expenses and other assets	78,272	29,215

Total Assets	3,019,684,963	463,859,273

Liabilities:
Payable for securities purchased	40,044,651	—
Capital shares payable	1,960,433	474,056
Dividends payable to shareholders	—	112,086
Payable to Advisor	2,533,887	197,841
Accrued fund administration fees	238,343	47,870
Accrued expenses and other liabilities	465,040	78,737
Unrealized depreciation on an unfunded commitment with a SPAC	1,450,000	—

Total Liabilities	46,692,354	910,590

Net Assets	$2,972,992,609	$462,948,683

Net Assets Consist of:
Capital stock	$582,982	$255,725
Paid-in-capital in excess of par	1,740,607,535	487,824,889
Distributable earnings (accumulated loss)	1,231,802,092	(25,131,931)

Net Assets	$2,972,992,609	$462,948,683

Net Assets
Investor Class	2,255,326,975	462,948,683
Institutional Class	717,665,634	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	44,241,527	25,572,464
Institutional Class	14,056,721	—

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$50.98	$18.10

Institutional Class	$51.05	$—

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

(This page intentionally left blank.)

Wasatch Funds

Statements of Operations

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Investment Income:
Interest	$4,078	$431	$106
Dividends[1]
Unaffiliated issuers	18,720,180	1,769,066	846,057

Total investment income	18,724,258	1,769,497	846,163

Expenses:
Investment advisory fees	36,607,710	5,704,189	1,102,923
Shareholder servicing fees — Investor Class	2,307,251	246,165	53,428
Shareholder servicing fees — Institutional Class	34,939	5,802	4,790
Fund administration fees	524,488	67,435	17,335
Fund accounting fees	297,382	55,083	30,848
Reports to shareholders — Investor Class	180,752	11,382	10,815
Reports to shareholders — Institutional Class	126,036	6,829	3,493
Custody fees	11,256	217,375	42,317
Federal and state registration fees — Investor Class	64,239	21,587	13,178
Federal and state registration fees — Institutional Class	61,584	26,585	15,105
Legal fees	139,393	16,225	3,763
Trustees’ fees	281,945	30,466	6,713
Interest	63,022	20,356	2,013
Audit fees	40,808	40,808	40,808
Other expenses	116,688	78,810	20,800

Total expenses before reimbursement	40,857,493	6,549,097	1,368,329
Reimbursement of expenses by Advisor	(37,450)	—	—

Net Expenses	40,820,043	6,549,097	1,368,329

Net Investment Income (Loss)	(22,095,785)	(4,779,600)	(522,166)

Realized Gain (Loss):
Investments sold	627,125,639	31,365,713	4,460,944
Foreign currency transactions	(26,698)	(392,732)	(33,529)
Foreign capital gains taxes	(365,331)	(3,618,124)	(149,437)

Net realized gain	626,733,610	27,354,857	4,277,978

Change in Unrealized Appreciation (Depreciation):
Investments	612,092,644	223,498,541	37,446,513
Investments in affiliates	3,784,232	—	—
Foreign currency translations	(152)	(5,970)	(15,271)
Deferred foreign capital gains taxes	62,252	(27,379,774)	(1,896,163)
Unfunded commitment with a SPAC	(1,740,000)	—	—

Net change in unrealized appreciation	614,198,976	196,112,797	35,535,079

Net gain on investments	1,240,932,586	223,467,654	39,813,057

Net Increase in Net Assets Resulting from Operations	$1,218,836,801	$218,688,054	$39,290,891

[1]	Net of $0, $517,787, $88,620, $615,446, $35,082, $80,858, $6,184 and $288,444 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

YEAR ENDED SEPTEMBER 30, 2021

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund	Global Value Fund

$21,895	$70	$192	$19	$—
4,117,628	507,966	790,137	86,279	3,868,817

4,139,523	508,036	790,329	86,298	3,868,817

8,380,280	1,049,414	2,550,980	149,069	1,135,434
276,202	88,788	148,428	26,389	182,764
3,782	2,778	3,011	5,479	3,106
81,386	10,319	32,260	2,863	20,572
67,322	24,905	41,063	18,855	28,914
13,329	9,567	13,804	13,171	12,057
5,275	4,870	10,523	2,260	2,005
187,197	57,131	26,279	6,335	27,789
31,605	14,741	20,281	13,564	15,741
24,187	13,734	16,675	13,664	14,374
12,573	1,582	7,687	114	980
38,035	5,082	14,917	1,356	10,059
11,435	1,603	3,947	371	2,075
40,808	40,808	40,808	40,815	40,808
83,993	19,221	21,814	17,643	13,057

9,257,409	1,344,543	2,952,477	311,948	1,509,735
—	(19,080)	(29,854)	(119,822)	(127,302)

9,257,409	1,325,463	2,922,623	192,126	1,382,433

(5,117,886)	(817,427)	(2,132,294)	(105,828)	2,486,384

40,340,931	7,426,238	22,183,704	2,055,508	11,743,113
(156,010)	(79,829)	(12,753)	50,629	(45,641)
(1,208,536)	(75,965)	(272,431)	(5,830)	(285,861)

38,976,385	7,270,444	21,898,520	2,100,307	11,411,611

170,127,781	16,603,004	60,052,899	1,824,847	28,323,940
—	—	—	—	—
(4,672)	16,495	(471)	(138)	(8,797)
(11,088,406)	(317,996)	(2,561,666)	(67,971)	7,705
—	—	—	—	—

159,034,703	16,301,503	57,490,762	1,756,738	28,322,848

198,011,088	23,571,947	79,389,282	3,857,045	39,734,459

$192,893,202	$22,754,520	$77,256,988	$3,751,217	$42,220,843

Wasatch Funds

Statements of Operations (continued)

	Greater China Fund[1]	International Growth Fund	International Opportunities Fund

Investment Income:
Interest	$13	$934	$5,032
Dividends[2]
Unaffiliated issuers	85,498	11,286,590	6,050,442
Affiliated issuers[3]	—	—	—

Total investment income	85,511	11,287,524	6,055,474

Expenses:
Investment advisory fees	93,390	14,941,293	13,512,940
Shareholder servicing fees — Investor Class	8,652	481,067	109,173
Shareholder servicing fees — Institutional Class	1,561	7,276	305,497
Fund administration fees	728	192,442	122,348
Fund accounting fees	14,604	134,934	98,278
Reports to shareholders — Investor Class	11,037	19,400	240
Reports to shareholders — Institutional Class	7,524	13,356	69,803
Custody fees	13,618	191,380	187,621
Federal and state registration fees — Investor Class	17,773	34,499	15,804
Federal and state registration fees — Institutional Class	16,904	47,284	30,386
Legal fees	85,926	25,578	16,801
Trustees’ fees	460	100,014	63,664
Interest	842	22,555	13,592
Audit fees	37,282	40,808	40,808
Other expenses	2,106	55,108	42,407

Total expenses before reimbursement	312,407	16,306,994	14,629,362
Reimbursement of expenses by Advisor	(185,880)	—	—

Net Expenses	126,527	16,306,994	14,629,362

Net Investment Loss	(41,016)	(5,019,470)	(8,573,888)

Realized Gain (Loss):
Investments sold	(691,192)	100,667,849	94,880,981
Investments in affiliates	—	—	—
Foreign currency transactions	(10,291)	(91,762)	(13,725)
Foreign capital gains taxes	—	(691,393)	—

Net realized gain (loss)	(701,483)	99,884,694	94,867,256

Change in Unrealized Appreciation (Depreciation):
Investments	(534,707)	187,709,050	19,493,492
Investments in affiliates	—	—	—
Foreign currency translations	(1)	(7,509)	(6,081)
Deferred foreign capital gains taxes	—	(5,341,883)	(3,002,098)
Unfunded commitment with a SPAC	—	—	—

Net change in unrealized appreciation (depreciation)	(534,708)	182,359,658	16,485,313

Net gain (loss) on investments	(1,236,191)	282,244,352	111,352,569

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,277,207)	$277,224,882	$102,778,681

[1]	Fund inception date was November 30, 2020.

[2]	Net of $5,592, $1,285,222, $809,317, $5,880, $4,740, $41,830, $0 and $0 in foreign withholding taxes, respectively.

[3]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

YEAR ENDED SEPTEMBER 30, 2021

International Select Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund

$8	$1,692	$375	$3,838	$1,691

44,435	1,179,738	1,863,413	4,217,477	14,411,568
—	361,729	—	—	844,023

44,443	1,543,159	1,863,788	4,221,315	15,257,282

56,577	20,164,509	5,510,162	33,380,838	15,221,543
25,667	897,877	273,756	1,229,317	772,358
5,927	2,530	2,330	18,009	6,825
1,292	178,551	56,437	465,683	217,762
21,135	112,013	50,518	265,825	133,708
12,324	82,922	14,736	69,618	115,530
5,131	10,986	2,993	192,919	41,978
8,403	15,743	19,211	5,352	3,203
16,153	59,578	25,725	63,815	51,045
16,433	20,606	12,805	75,650	74,512
206	57,985	9,697	140,178	74,112
522	94,790	26,279	256,905	109,405
167	25,764	6,059	62,873	28,391
40,815	38,217	38,217	40,808	40,808
5,806	40,606	24,406	96,269	52,222

216,558	21,802,677	6,073,331	36,364,059	16,943,402
(135,564)	—	(2,820)	(87,720)	(62,575)

80,994	21,802,677	6,070,511	36,276,339	16,880,827

(36,551)	(20,259,518)	(4,206,723)	(32,055,024)	(1,623,545)

(14,743)	322,676,109	102,049,677	630,772,626	174,738,896
—	4,299,133	—	2,644,016	(2,269,413)
2,942	85,377	9,695	—	(95,255)
—	—	—	—	(63,918)

(11,801)	327,060,619	102,059,372	633,416,642	172,310,310

975,963	12,647,116	48,750,318	436,584,342	369,997,729
—	8,552,318	—	528,948	(5,778,443)
(99)	1,267	(938)	—	—
—	—	—	—	—
—	(697,000)	—	—	—

975,864	20,503,701	48,749,380	437,113,290	364,219,286

964,063	347,564,320	150,808,752	1,070,529,932	536,529,596

$927,512	$327,304,802	$146,602,029	$1,038,474,908	$534,906,051

Wasatch Funds	YEAR ENDED SEPTEMBER 30, 2021

Statements of Operations (continued)

	Ultra Growth Fund	U.S. Treasury Fund

Investment Income:
Interest	$3,351	$9,243,531
Dividends[1]
Unaffiliated issuers	5,452,133	—

Total investment income	5,455,484	9,243,531

Expenses:
Investment advisory fees	28,309,957	2,357,901
Shareholder servicing fees — Investor Class	2,217,130	432,571
Shareholder servicing fees — Institutional Class	3,446	—
Fund administration fees	360,266	56,193
Fund accounting fees	211,546	32,727
Reports to shareholders — Investor Class	229,190	41,902
Reports to shareholders — Institutional Class	52,376	—
Custody fees	19,756	1,357
Federal and state registration fees — Investor Class	158,644	63,986
Federal and state registration fees — Institutional Class	56,170	—
Legal fees	143,685	23,015
Trustees’ fees	217,570	44,511
Interest	52,057	8,694
Audit fees	38,217	38,217
Other expenses	70,827	13,853

Total expenses before reimbursement	32,140,837	3,114,927
Reimbursement of expenses by Advisor	(36,820)	—

Net Expenses	32,104,017	3,114,927

Net Investment Income (Loss)	(26,648,533)	6,128,604

Realized Gain (Loss):
Investments sold	315,576,981	39,385,439
Foreign currency transactions	(360,295)	—
Foreign capital gains taxes	—	—

Net realized gain	315,216,686	39,385,439

Change in Unrealized Appreciation (Depreciation):
Investments	412,914,608	(112,378,324)
Investments in affiliates	4,447,977	—
Foreign currency translations	922	—
Unfunded commitment with a SPAC	(1,450,000)	—

Net change in unrealized appreciation (depreciation)	415,913,507	(112,378,324)

Net gain (loss) on investments	731,130,193	(72,992,885)

Net Increase (Decrease) in Net Assets Resulting from Operations	$704,481,660	$(66,864,281)

[1]	Net of $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

(This page intentionally left blank.)

Wasatch Funds

Statements of Changes in Net Assets

	Core Growth Fund		Emerging India Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

Operations:
Net investment loss	$(22,095,785)	$(11,378,959)	$(4,779,600)	$(2,186,291)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	626,733,610	267,011,636	27,354,857	(10,041,738)
Change in unrealized appreciation on investments, foreign currency translations, deferred foreign capital gains taxes and unrealized depreciation on an unfunded commitment with a SPAC	614,198,976	153,878,478	196,112,797	7,396,696

Net increase (decrease) in net assets resulting from operations	1,218,836,801	409,511,155	218,688,054	(4,831,333)

Distributions to shareholders from distributable earnings
Investor Class	(134,139,688)	(149,403,088)	—	(641,437)
Institutional Class	(96,241,665)	(93,662,303)	—	(372,918)

Capital share transactions:
Investor Class
Shares sold	285,293,963	300,231,603	72,552,290	49,187,928
Shares issued to holders in reinvestment of dividends	129,567,047	145,016,231	—	638,968
Shares redeemed	(396,773,770)	(366,379,267)	(45,105,601)	(93,141,751)
Redemption fees	57,178	86,545	21,479	46,810

Net increase (decrease)	18,144,418	78,955,112	27,468,168	(43,268,045)

Institutional Class
Shares sold	522,135,790	440,775,070	171,145,086	80,901,116
Shares issued to holders in reinvestment of dividends	88,636,169	89,581,586	—	372,838
Shares redeemed	(308,194,284)	(331,456,790)	(82,697,169)	(29,618,917)
Redemption fees	52,681	66,478	17,077	17,127

Net increase (decrease)	302,630,356	198,966,344	88,464,994	51,672,164

Total increase (decrease) in net assets	1,309,230,222	444,367,220	334,621,216	2,558,431

Net assets:
Beginning of period	2,730,148,314	2,285,781,094	282,396,469	279,838,038

End of period	$4,039,378,536	$2,730,148,314	$617,017,685	$282,396,469

Capital share transactions — shares:
Investor Class
Shares sold	2,901,779	4,313,782	13,216,525	12,159,532
Shares issued to holders in reinvestment of dividends	1,433,264	2,011,879	—	143,266
Shares redeemed	(4,142,514)	(5,387,481)	(8,368,087)	(24,079,210)

Net increase (decrease) in shares outstanding	192,529	938,180	4,848,438	(11,776,412)

Institutional Class
Shares sold	5,305,898	6,308,855	29,268,874	20,515,166
Shares issued to holders in reinvestment of dividends	967,961	1,229,841	—	83,038
Shares redeemed	(3,155,071)	(4,601,085)	(12,584,440)	(7,831,162)

Net increase (decrease) in shares outstanding	3,118,788	2,937,611	16,684,434	12,767,042

See Notes to Financial Statements.

SEPTEMBER 30, 2021

Emerging Markets Select Fund		Emerging Markets Small Cap Fund		Frontier Emerging Small Countries Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$(522,166)	$(223,021)	$(5,117,886)	$(3,451,627)	$(817,427)	$(590,577)
4,277,978	1,763,721	38,976,385	28,823,057	7,270,444	3,277,468
35,535,079	10,483,768	159,034,703	40,499,549	16,301,503	2,039,631

39,290,891	12,024,468	192,893,202	65,870,979	22,754,520	4,726,522

—	—	(16,201,918)	(11,627,154)	—	—
—	—	(14,450,142)	(10,395,643)	—	—

74,966,286	4,233,619	67,652,710	29,769,453	4,625,113	3,402,404
—	—	15,429,738	11,005,252	—	—
(8,539,243)	(1,976,142)	(42,352,912)	(56,935,590)	(9,870,437)	(10,813,720)
20,990	5,058	6,899	11,864	2,525	8,614

66,448,033	2,262,535	40,736,435	(16,149,021)	(5,242,799)	(7,402,702)

107,774,616	8,078,012	84,918,309	37,383,900	2,827,190	1,168,124
—	—	13,131,207	9,521,929	—	—
(7,958,135)	(7,846,119)	(31,745,756)	(65,995,973)	(1,001,816)	(8,278,645)
4,807	540	—	13,541	—	1,272

99,821,288	232,433	66,303,760	(19,076,603)	1,825,374	(7,109,249)

205,560,212	14,519,436	269,281,337	8,622,558	19,337,095	(9,785,429)

58,666,085	44,146,649	374,077,019	365,454,461	50,459,524	60,244,953

$264,226,297	$58,666,085	$643,358,356	$374,077,019	$69,796,619	$50,459,524

3,547,349	346,285	17,518,756	10,864,214	1,141,142	1,305,878
—	—	4,551,545	4,001,910	—	—
(412,092)	(168,675)	(11,317,581)	(21,953,707)	(2,490,690)	(4,053,476)

3,135,257	177,610	10,752,720	(7,087,583)	(1,349,548)	(2,747,598)

4,811,742	666,834	21,883,056	13,643,138	721,918	412,481
—	—	3,828,340	3,437,519	—	—
(380,480)	(676,956)	(8,614,946)	(24,611,629)	(262,213)	(2,901,120)

4,431,262	(10,122)	17,096,450	(7,530,972)	459,705	(2,488,639)

Wasatch Funds

Statements of Changes in Net Assets (continued)

	Global Opportunities Fund		Global Select Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020[1]

Operations:
Net investment income (loss)	$(2,132,294)	$(1,247,221)	$(105,828)	$(47,649)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	21,898,520	4,308,237	2,100,307	(174,171)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	57,490,762	22,317,868	1,756,738	2,477,943

Net increase (decrease) in net assets resulting from operations	77,256,988	25,378,884	3,751,217	2,256,123

Distributions to shareholders from distributable earnings
Investor Class	(2,570,977)	(8,871,843)	(8,940)	—
Institutional Class	(995,402)	(1,711,832)	(16,853)	—

Capital share transactions:
Investor Class
Shares sold	48,268,784	17,857,634	3,119,571	4,723,784
Shares issued to holders in reinvestment of dividends	2,541,567	8,792,560	8,940	—
Shares redeemed	(22,753,133)	(41,451,598)	(1,658,422)	(1,063,555)
Redemption fees	14,567	12,387	2,933	2,117

Net increase (decrease)	28,071,785	(14,789,017)	1,473,022	3,662,346

Institutional Class
Shares sold	22,325,925	21,541,722	1,320,860	9,431,467
Shares issued to holders in reinvestment of dividends	968,419	1,626,534	16,853	—
Shares redeemed	(8,844,008)	(6,453,459)	(468,215)	(1,979,132)
Redemption fees	1,624	2,084	—	122

Net increase (decrease)	14,451,960	16,716,881	869,498	7,452,457

Total increase (decrease) in net assets	116,214,354	16,723,073	6,067,944	13,370,926

Net assets:
Beginning of period	139,493,153	122,770,080	13,370,926	—

End of period	$255,707,507	$139,493,153	$19,438,870	$13,370,926

Capital share transactions — shares:
Investor Class
Shares sold	9,385,865	5,250,318	218,046	438,061
Shares issued to holders in reinvestment of dividends	531,709	2,541,202	607	—
Shares redeemed	(4,493,298)	(12,067,930)	(114,926)	(96,304)

Net increase (decrease) in shares outstanding	5,424,276	(4,276,410)	103,727	341,757

Institutional Class
Shares sold	4,281,400	5,824,322	90,616	909,171
Shares issued to holders in reinvestment of dividends	201,335	468,742	1,139	—
Shares redeemed	(1,707,010)	(1,940,154)	(32,058)	(192,049)

Net increase (decrease) in shares outstanding	2,775,725	4,352,910	59,697	717,122

[1]	Fund inception date was October 1, 2019.
[2]	Fund inception date was November 30, 2020.

See Notes to Financial Statements.

SEPTEMBER 30, 2021

Global Value Fund		Greater China Fund[2]	International Growth Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2021	Year Ended September 30, 2021	Year Ended September 30, 2020

$2,486,384	$2,562,585	$(41,016)	$(5,019,470)	$(4,678,384)
11,411,611	(6,595,616)	(701,483)	99,884,694	111,899,981
28,322,848	(13,347,617)	(534,708)	182,359,658	82,315,265

42,220,843	(17,380,648)	(1,277,207)	277,224,882	189,536,862

(2,003,728)	(4,249,075)	—	(54,626,174)	(14,384,249)
(126,976)	(273,749)	—	(62,832,624)	(16,077,813)

6,816,083	2,404,272	8,986,007	48,872,849	38,419,767
1,946,735	4,138,782	—	49,768,442	12,847,729
(22,936,090)	(36,447,748)	(4,799,277)	(89,623,700)	(178,985,286)
10,770	2,711	18,104	3,660	22,305

(14,162,502)	(29,901,983)	4,204,834	9,021,251	(127,695,485)

1,198,637	2,380,179	9,671,913	75,309,424	149,586,508
126,361	272,181	—	58,970,595	15,159,166
(2,899,730)	(2,757,736)	(2,025,474)	(90,761,018)	(269,336,480)
4,273	371	—	44	52,102

(1,570,459)	(105,005)	7,646,439	43,519,045	(104,538,704)

24,357,178	(51,910,460)	10,574,066	212,306,380	(73,159,389)

102,771,523	154,681,983	—	1,066,171,888	1,139,331,277

$127,128,701	$102,771,523	$10,574,066	$1,278,478,268	$1,066,171,888

752,115	346,672	816,427	1,362,318	1,297,642
215,835	577,686	—	1,467,663	417,405
(2,664,292)	(5,196,115)	(430,552)	(2,492,622)	(6,396,738)

(1,696,342)	(4,271,757)	385,875	337,359	(4,681,691)

149,716	335,696	876,966	2,072,631	5,139,067
14,054	38,237	—	1,728,836	490,429
(371,161)	(422,343)	(186,429)	(2,508,278)	(10,024,153)

(207,391)	(48,410)	690,537	1,293,189	(4,394,657)

Wasatch Funds

Statements of Changes in Net Assets (continued)

	International Opportunities Fund		International Select Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020[1]

Operations:
Net investment loss	$(8,573,888)	$(6,027,605)	$(36,551)	$(12,597)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	94,867,256	11,889,395	(11,801)	(81,431)
Change in unrealized appreciation on investments, foreign currency translations, deferred foreign capital gains taxes and unrealized depreciation on an unfunded commitment with a SPAC	16,485,313	165,519,171	975,864	776,921

Net increase in net assets resulting from operations	102,778,681	171,380,961	927,512	682,893

Distributions to shareholders from distributable earnings
Investor Class	(2,818,253)	(3,279,205)	—	—
Institutional Class	(11,776,758)	(9,208,298)	—	—

Capital share transactions:
Investor Class
Shares sold	11,132,601	11,153,760	2,658,754	3,068,305
Shares issued to holders in reinvestment of dividends	2,669,546	3,145,044	—	—
Shares redeemed	(20,773,406)	(50,837,678)	(1,390,088)	(640,960)
Redemption fees	571	2,714	3,620	2,330

Net increase (decrease)	(6,970,688)	(36,536,160)	1,272,286	2,429,675

Institutional Class
Shares sold	165,435,970	161,755,041	2,521,298	2,471,590
Shares issued to holders in reinvestment of dividends	7,718,205	6,000,461	—	—
Shares redeemed	(113,397,293)	(125,211,452)	(142,274)	(659,210)
Redemption fees	2,116	2,900	—	5,178

Net increase	59,758,998	42,546,950	2,379,024	1,817,558

Total increase (decrease) in net assets	140,971,980	164,904,248	4,578,822	4,930,126

Net assets:
Beginning of period	673,984,708	509,080,460	4,930,126	—

End of period	$814,956,688	$673,984,708	$9,508,948	$4,930,126

Capital share transactions — shares:
Investor Class
Shares sold	2,194,333	2,967,711	191,631	283,704
Shares issued to holders in reinvestment of dividends	532,844	854,632	—	—
Shares redeemed	(4,043,325)	(13,451,519)	(100,099)	(56,869)

Net increase (decrease) in shares outstanding	(1,316,148)	(9,629,176)	91,532	226,835

Institutional Class
Shares sold	31,425,484	42,670,160	161,299	224,263
Shares issued to holders in reinvestment of dividends	1,519,332	1,613,027	—	—
Shares redeemed	(21,946,474)	(33,548,262)	(10,088)	(61,199)

Net increase in shares outstanding	10,998,342	10,734,925	151,211	163,064

[1]	Fund inception date was October 1, 2019.
[3]	Institutional class inception was January 31, 2020.

See Notes to Financial Statements.

SEPTEMBER 30, 2021

Micro Cap Fund		Micro Cap Value Fund		Small Cap Growth Fund
Year Ended September 30, 2021	Year Ended September 30, 2020[3]	Year Ended September 30, 2021	Year Ended September 30, 2020[3]	Year Ended September 30, 2021	Year Ended September 30, 2020

$(20,259,518)	$(8,855,532)	$(4,206,723)	$(2,399,304)	$(32,055,024)	$(16,886,195)
327,060,619	71,749,549	102,059,372	24,284,796	633,416,642	191,859,314
20,503,701	159,260,290	48,749,380	25,781,273	437,113,290	433,216,609

327,304,802	222,154,307	146,602,029	47,666,765	1,038,474,908	608,189,728

(57,786,059)	(56,926,728)	(32,167,241)	(22,300,292)	(96,235,323)	(142,862,943)
(5,602,699)	—	(3,839,014)	—	(86,937,817)	(122,088,144)

377,733,208	232,967,630	82,538,633	23,219,509	266,539,467	194,535,268
54,969,115	53,969,369	31,505,664	21,926,724	93,553,193	138,509,163
(272,390,014)	(166,371,042)	(47,498,149)	(93,886,619)	(299,046,644)	(236,107,117)
262,321	208,712	33,421	19,268	89,234	57,812

160,574,630	120,774,669	66,579,569	(48,721,118)	61,135,250	96,995,126

194,062,520	50,341,604	29,301,417	23,678,349	607,073,733	475,702,556
5,596,541	—	3,812,083	—	80,532,098	115,509,794
(76,415,465)	(3,988,022)	(14,957,122)	(1,567,206)	(442,958,726)	(241,973,147)
3,161	11,662	5,063	795	53,319	70,515

123,246,757	46,365,244	18,161,441	22,111,938	244,700,424	349,309,718

547,737,431	332,367,492	195,336,784	(1,242,707)	1,161,137,442	789,543,485

805,872,879	473,505,387	248,280,160	249,522,867	2,481,201,930	1,691,658,445

$1,353,610,310	$805,872,879	$443,616,944	$248,280,160	$3,642,339,372	$2,481,201,930

30,678,399	29,949,457	17,348,497	7,646,773	4,516,189	4,956,735
4,674,244	7,332,795	7,798,432	6,830,755	1,684,429	3,578,123
(21,435,378)	(22,790,341)	(10,376,452)	(31,059,309)	(5,033,375)	(6,107,294)

13,917,265	14,491,911	14,770,477	(16,581,781)	1,167,243	2,427,564

15,024,249	6,663,273	6,275,738	7,418,609	9,932,157	11,769,214
476,707	—	941,255	—	1,431,936	2,951,950
(5,871,834)	(474,406)	(3,129,699)	(503,351)	(7,509,088)	(6,139,142)

9,629,122	6,188,867	4,087,294	6,915,258	3,855,005	8,582,022

Wasatch Funds

Statements of Changes in Net Assets (continued)

	Small Cap Value Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020

Operations:
Net investment income (loss)	$(1,623,545)	$2,473,854
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	172,310,310	(59,248,586)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations, deferred foreign capital gains taxes and Unrealized depreciation on an unfunded commitment with a SPAC	364,219,286	(15,961,611)

Net increase (decrease) in net assets resulting from operations	534,906,051	(72,736,343)

Distributions to shareholders from distributable earnings
Investor Class	—	(5,460,620)
Institutional Class	—	(5,195,933)

Capital share transactions:
Investor Class
Shares sold	236,881,288	260,086,350
Shares issued to holders in reinvestment of dividends	—	5,350,153
Shares redeemed	(205,993,454)	(136,954,752)
Redemption fees	35,787	52,908

Net increase	30,923,621	128,534,659

Institutional Class
Shares sold	315,082,542	230,400,086
Shares issued to holders in reinvestment of dividends	—	5,117,346
Shares redeemed	(189,649,025)	(105,372,734)
Redemption fees	7,350	52,293

Net increase	125,440,867	130,196,991

Total increase (decrease) in net assets	691,270,539	175,338,754

Net assets:
Beginning of period	998,288,518	822,949,764

End of period	$1,689,559,057	$998,288,518

Capital share transactions — shares:
Investor Class
Shares sold	23,765,389	36,261,490
Shares issued to holders in reinvestment of dividends	—	662,968
Shares redeemed	(20,327,258)	(21,407,115)

Net increase in shares outstanding	3,438,131	15,517,343

Institutional Class
Shares sold	30,568,064	34,517,402
Shares issued to holders in reinvestment of dividends	—	630,215
Shares redeemed	(18,750,542)	(16,166,230)

Net increase in shares outstanding	11,817,522	18,981,387

[3]	Institutional class inception was January 31, 2020.

See Notes to Financial Statements.

SEPTEMBER 30, 2021

Ultra Growth Fund		U.S. Treasury Fund
Year Ended September 30, 2021	Year Ended September 30, 2020[3]	Year Ended September 30, 2021	Year Ended September 30, 2020

$(26,648,533)	$(10,700,616)	$6,128,604	$6,143,733
315,216,686	81,865,177	39,385,439	5,952,590
415,913,507	482,656,514	(112,378,324)	51,081,119

704,481,660	553,821,075	(66,864,281)	63,177,442

(61,840,753)	(14,642,656)	(38,402,521)	(6,196,484)
(16,342,126)	—	—	—

599,052,364	1,071,172,841	209,948,604	321,867,445
59,462,213	13,973,397	36,348,620	5,880,234
(637,371,694)	(464,495,265)	(223,805,099)	(219,546,431)
219,044	608,786	136,905	760,303

21,361,927	621,259,759	22,629,030	108,961,551

392,665,468	309,234,258	—	—
16,004,270	—	—	—
(165,082,752)	(11,167,045)	—	—
77,106	8,626	—	—

243,664,092	298,075,839	—	—

891,324,800	1,458,514,017	(82,637,772)	165,942,509

2,081,667,809	623,153,792	545,586,455	379,643,946

$2,972,992,609	$2,081,667,809	$462,948,683	$545,586,455

12,414,162	33,985,094	11,250,430	14,604,656
1,276,013	508,678	1,841,330	276,978
(13,262,721)	(15,312,466)	(11,858,247)	(10,255,060)

427,454	19,181,306	1,233,513	4,626,574

8,228,836	9,111,555	—	—
343,145	—	—	—
(3,318,408)	(308,407)	—	—

5,253,573	8,803,148	—	—

Wasatch Funds

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning Of Period	Net Investment Income (Loss)	Net Realized And Unrealized Gains (Losses) On Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Year ended 9/30/21	$77.61	(0.63)	34.37	33.74	—	[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.17	(0.32)	12.47	12.15	—	[4]	—	(7.71)	(7.71)
Year ended 9/30/19	$81.04	(0.42)	(1.40)	(1.82)	0.01		—	(6.06)	(6.06)
Year ended 9/30/18	$67.44	(0.43)	18.30	17.87	—	[4]	—	(4.27)	(4.27)
Year ended 9/30/17	$56.90	(0.50)	11.13	10.63	—	[4]	—	(0.09)	(0.09)
Core Growth Fund — Institutional Class
Year ended 9/30/21	$78.53	(0.50)	34.77	34.27	—	[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.86	(0.29)	12.67	12.38	—	[4]	—	(7.71)	(7.71)
Year ended 9/30/19	$81.62	(0.26)	(1.44)	(1.70)	—	[4]	—	(6.06)	(6.06)
Year ended 9/30/18	$67.81	(0.21)	18.29	18.08	—	[4]	—	(4.27)	(4.27)
Year ended 9/30/17	$57.16	(0.30)	11.07	10.77	—	[4]	(0.03)	(0.09)	(0.12)
Emerging India Fund — Investor Class
Year ended 9/30/21	$4.22	(0.05)	2.78	2.73	—	[4]	—	—	—
Year ended 9/30/20	$4.25	(0.06)	0.04	(0.02)	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/19	$3.95	(0.05)	0.62	0.57	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/18	$4.08	(0.06)	0.06	—	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/17	$3.39	0.02 [9]	0.70	0.72	—	[4]	—	(0.03)	(0.03)
Emerging India Fund — Institutional Class
Year ended 9/30/21	$4.26	(0.05)	2.82	2.77	—	[4]	—	—	—
Year ended 9/30/20	$4.28	(0.02)	0.01	(0.01)	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/19	$3.97	(0.01)	0.59	0.58	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/18	$4.10	— [4]	— [4]	— [4]	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/17	$3.40	0.02 [9]	0.71	0.73	—	[4]	—	(0.03)	(0.03)
Emerging Markets Select Fund — Investor Class
Year ended 9/30/21	$14.40	0.11	7.97	8.08	0.01		—	—	—
Year ended 9/30/20	$11.32	(0.04)	3.12	3.08	—	[4]	—	—	—
Year ended 9/30/19	$10.40	(0.13)	1.05	0.92	—	[4]	—	—	—
Year ended 9/30/18	$10.46	(0.09)	0.03	(0.06)	—	[4]	—	—	—
Year ended 9/30/17	$9.23	(0.03)	1.26	1.23	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Year ended 9/30/21	$14.71	(0.03)	8.33	8.30	—	[4]	—	—	—
Year ended 9/30/20	$11.53	(0.05)	3.23	3.18	—	[4]	—	—	—
Year ended 9/30/19	$10.56	(0.01)	0.98	0.97	—	[4]	—	—	—
Year ended 9/30/18	$10.60	(0.04)	— [4]	(0.04)	—	[4]	—	—	—
Year ended 9/30/17	$9.32	(0.01)	1.29	1.28	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Investor Class
Year ended 9/30/21	$3.02	(0.03)	1.49	1.46	—	[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.64	(0.04)	0.58	0.54	—	[4]	—	(0.16)	(0.16)
Year ended 9/30/19	$2.78	(0.05)	0.21	0.16	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/18	$2.99	(0.03)	(0.18)	(0.21)	—	[4]	—	—	—
Year ended 9/30/17	$2.67	(0.04)	0.36	0.32	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Institutional Class
Year ended 9/30/21	$3.04	(0.03)	1.51	1.48	—	[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.65	(0.02)	0.57	0.55	—	[4]	—	(0.16)	(0.16)
Year ended 9/30/19	$2.79	(0.02)	0.18	0.16	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/18	$3.00	(0.01)	(0.20)	(0.21)	—	[4]	—	—	—
Year ended 9/30/17	$2.67	0.01	0.32	0.33	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout the period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$104.75	44.82	1.17	[5]	1.17	[5]	(0.65)	(0.65)	$2,174,178	35%
$77.61	17.41	1.19	[5]	1.19	[5]	(0.48)	(0.48)	$1,595,920	38%
$73.17	(0.37)	1.19	[5]	1.19	[5]	(0.59)	(0.59)	$1,435,994	31%
$81.04	27.66	1.18	5 8	1.18	5 8	(0.66)	(0.66)	$1,577,554	27%
$67.44	18.69	1.21	[5]	1.21	[5]	(0.78)	(0.78)	$1,211,089	26%

$106.20	44.98	1.05	[5]	1.05	[5]	(0.54)	(0.55)	$1,865,201	35%
$78.53	17.58	1.05	[5]	1.08	[5]	(0.45)	(0.48)	$1,134,229	38%
$73.86	(0.22)	1.05	[5]	1.09	[5]	(0.45)	(0.48)	$849,787	31%
$81.62	27.82	1.06	5 8	1.08	5 8	(0.53)	(0.55)	$722,302	27%
$67.81	18.87	1.05	[5]	1.10	[5]	(0.63)	(0.67)	$383,159	26%

$6.95	64.69	1.52	[5]	1.52	[5]	(1.15)	(1.15)	$258,617	21%
$4.22	(0.38)	1.64	[6]	1.64	[6]	(0.89)	(0.89)	$136,415	44%
$4.25	15.06	1.68	[6]	1.68	[6]	(0.99)	(0.99)	$187,625	21%
$3.95	(0.33)	1.71	6 7	1.71	6 7	(1.22)	(1.22)	$184,733	48%
$4.08	21.65	1.73	[5]	1.73	[5]	(0.92)	(0.92)	$207,949	17%

$7.03	65.02	1.37	[5]	1.37	[5]	(0.97)	(0.97)	$358,401	21%
$4.26	(0.15)	1.45	[6]	1.45	[6]	(0.69)	(0.69)	$145,981	44%
$4.28	15.23	1.49	[6]	1.49	[6]	(0.75)	(0.75)	$92,214	21%
$3.97	(0.33)	1.51	6 8	1.60	6 8	(0.93)	(1.02)	$42,457	48%
$4.10	21.89	1.50	[5]	1.67	[5]	(0.77)	(0.94)	$23,739	17%

$22.49	56.18	1.37	[5]	1.37	[5]	(0.55)	(0.55)	$93,932	20%
$14.40	27.21	1.51	[6]	1.80	[6]	(0.69)	(0.99)	$14,984	35%
$11.32	8.85 [5]	1.51	[6]	1.97	[6]	(0.51)	(0.97)	$9,771	14%
$10.40	(0.57)	1.51	6 8	1.76	6 8	(0.67)	(0.92)	$13,520	44%
$10.46	13.33	1.51	[6]	1.90	[6]	(0.38)	(0.76)	$15,273	55%

$23.01	56.42	1.18	[5]	1.18	[5]	(0.44)	(0.44)	$170,294	20%
$14.71	27.58	1.21	[6]	1.41	[6]	(0.40)	(0.59)	$43,682	35%
$11.53	9.19	1.21	[6]	1.43	[6]	(0.14)	(0.36)	$34,375	14%
$10.56	(0.38)	1.21	6 8	1.45	6 8	(0.36)	(0.60)	$30,215	44%
$10.60	13.73	1.21	[6]	1.52	[6]	(0.09)	(0.39)	$28,868	55%

$4.23	50.23	1.88	[5]	1.88	[5]	(1.07)	(1.07)	$322,350	22%
$3.02	21.12	1.95	[6]	1.95	[6]	(1.02)	(1.02)	$197,524	20%
$2.64	7.29	1.97	[6]	1.99	[6]	(0.83)	(0.84)	$191,405	16%
$2.78	(7.02)	1.96	[7]	1.98	6 7	(0.51)	(0.53)	$285,540	40%
$2.99	11.99	1.96	[6]	2.02	[6]	(0.49)	(0.56)	$390,903	58%

$4.27	50.53	1.76	[5]	1.76	[5]	(0.94)	(0.94)	$321,008	22%
$3.04	21.41	1.81	[6]	1.81	[6]	(0.88)	(0.88)	$176,548	20%
$2.65	7.25	1.82	[6]	1.85	[6]	(0.73)	(0.76)	$174,050	16%
$2.79	(7.00)	1.82	6 7	1.84	6 7	(0.33)	(0.35)	$240,892	40%
$3.00	12.36	1.81	[6]	1.88	[6]	(0.05)	(0.12)	$252,823	8%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning Of Period	Net Investment Income (Loss)	Net Realized And Unrealized Gains (Losses) On Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Frontier Emerging Small Countries Fund — Investor Class
Year ended 9/30/21	$3.02	(0.07)	1.45	1.38	—	[4]	—	—	—
Year ended 9/30/20	$2.74	(0.07)	0.35	0.28	—	[4]	—	—	—
Year ended 9/30/19	$2.51	— [4]	0.23	0.23	—	[4]	—	—	—
Year ended 9/30/18	$2.75	(0.11)	(0.13)	(0.24)	—	[4]	—	—	—
Year ended 9/30/17	$2.63	(0.08)	0.20	0.12	—	[4]	—	—	—
Frontier Emerging Small Countries Fund — Institutional Class
Year ended 9/30/21	$3.05	(0.04)	1.45	1.41	—	[4]	—	—	—
Year ended 9/30/20	$2.76	(0.08)	0.37	0.29	—	[4]	—	—	—
Year ended 9/30/19	$2.53	0.03	0.20	0.23	—	[4]	—	—	—
Year ended 9/30/18	$2.76	(0.04)	(0.19)	(0.23)	—	[4]	—	—	—
Year ended 9/30/17	$2.64	(0.06)	0.18	0.12	—	[4]	—	—	—
Global Opportunities Fund — Investor Class
Year ended 9/30/21	$3.92	(0.04)	2.05	2.01	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.46	(0.05)	0.81	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.09	(0.03)	(0.06)	(0.09)	—	[4]	—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.03)	0.77	0.74	—	[4]	—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.07)	0.58	0.51	—	[4]	— [4]	(0.27)	(0.27)
Global Opportunities Fund — Institutional Class
Year ended 9/30/21	$3.94	(0.05)	2.09	2.04	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.48	(0.03)	0.79	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.10	(0.03)	(0.05)	(0.08)	—		—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.02)	0.77	0.75	—		—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.02)	0.54	0.52	—		(0.01)	(0.27)	(0.28)
Global Select Fund — Investor Class
Year ended 9/30/21	$12.60	(0.12)	3.36	3.24	0.01		—	(0.02)	(0.02)
Year ended 9/30/20[11]	$10.00	(0.06)	2.65	2.59	0.01		—	—	—
Global Select Fund — Institutional Class
Year ended 9/30/21	$12.64	(0.07)	3.39	3.32	—	[4]	—	(0.02)	(0.02)
Year ended 9/30/20[11]	$10.00	(0.04)	2.68	2.64	—	[4]	—	—	—
Global Value Fund — Investor Class
Year ended 9/30/21	$6.56	0.18	2.65	2.83	—	[4]	(0.15)	—	(0.15)
Year ended 9/30/20	$7.74	0.16	(1.09)[13]	(0.93)	—	[4]	(0.21)	(0.04)	(0.25)
Year ended 9/30/19	$9.29	0.19	(0.42)	(0.23)	—	[4]	(0.19)	(1.13)	(1.32)
Year ended 9/30/18	$9.93	0.19	0.65 [10]	0.84	—	[4]	(0.19)	(1.29)	(1.48)
Year ended 9/30/17	$9.02	0.19	1.23	1.42	—	[4]	(0.19)	(0.32)	(0.51)
Global Value Fund — Institutional Class
Year ended 9/30/21	$6.56	0.19	2.63	2.82	0.01	[4]	(0.16)	—	(0.16)
Year ended 9/30/20	$7.73	0.16	(1.07)[13]	(0.91)	—	[4]	(0.22)	(0.04)	(0.26)
Year ended 9/30/19	$9.28	0.19	(0.41)	(0.22)	—	[4]	(0.20)	(1.13)	(1.33)
Year ended 9/30/18	$9.92	0.20	0.66 [10]	0.86	—	[4]	(0.20)	(1.30)	(1.50)
Year ended 9/30/17	$9.01	0.18	1.25	1.43	—	[4]	(0.20)	(0.32)	(0.52)
Greater China Fund — Investor Class
Period ended 9/30/21[14]	$10.00	(0.05)	(0.17)	(0.22)	0.05		—	—	—
Greater China Fund — Institutional Class
Period ended 9/30/21[14]	$10.00	(0.03)	(0.15)	(0.18)	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$4.40	45.70	2.12	[5]	2.12	[5]	(1.33)	(1.33)	$52,307	39%
$3.02	10.22	2.15	[5]	2.38	[5]	(1.12)	(1.34)	$39,899	33%
$2.74	9.16	2.20	[6]	2.30	[6]	0.78	0.69	$43,789	63%
$2.51	(8.73)	2.22	6 7	2.36	6 7	(0.39)	(0.53)	$57,406	42%
$2.75	4.56	2.28	[6]	2.46	[6]	(0.48)	(0.67)	$155,758	59%

$4.46	46.23	1.95	[5]	2.08	[5]	(1.13)	(1.26)	$17,490	39%
$3.05	10.51	1.96	[5]	2.18	[5]	(0.98)	(1.20)	$10,560	33%
$2.76	9.09	2.00	[6]	2.15	[6]	1.04	0.90	$16,456	63%
$2.53	(8.33)	2.02	6 8	2.11	6 8	(0.30)	(0.39)	$20,586	42%
$2.76	4.55	2.08	[6]	2.17	[6]	(0.34)	(0.44)	$42,006	59%

$5.83	51.70	1.46	[5]	1.46	[5]	(1.08)	(1.08)	$181,563	22%
$3.92	23.20	1.53	[5]	1.53	[5]	(1.03)	(1.03)	$100,698	20%
$3.46	0.82	1.56	[5]	1.56	[5]	(0.95)	(0.95)	$103,710	24%
$4.09	20.75	1.55	6 8	1.55	6 8	(0.78)	(0.78)	$110,874	40%
$3.76	16.61	1.59	[6]	1.59	[6]	(1.09)	(1.09)	$95,847	27%

$5.88	52.21	1.35	[5]	1.40	[5]	(0.96)	(1.01)	$74,144	22%
$3.94	23.09	1.35	[5]	1.48	[5]	(0.83)	(0.96)	$38,795	20%
$3.48	1.09	1.35	[5]	1.57	[5]	(0.74)	(0.95)	$19,060	24%
$4.10	21.04	1.36	6 8	1.66	6 8	(0.57)	(0.86)	$15,879	40%
$3.76	16.92	1.36	[6]	1.93	[6]	(0.85)	(1.41)	$7,149	27%

$15.83	25.84	1.35	[5]	2.17	[5]	(0.86)	(1.68)	$7,054	58%
$12.60	26.00	1.36	[6]	4.70	[6]	(0.81)	(4.16)	$4,306	35%

$15.94	26.31	0.95	[5]	1.56	[5]	(0.46)	(1.07)	$12,385	58%
$12.64	26.40	0.96	[6]	2.79	[6]	(0.42)	(2.25)	$9,065	35%

$9.24	43.20	1.10	[5]	1.18	[5]	1.97	1.89	$119,966	41%
$6.56	(12.18)[13]	1.10	[5]	1.30	[5]	2.04	1.84	$96,323	76%
$7.74	(0.40)	1.10	[5]	1.19	[5]	2.30	2.22	$146,704	49%
$9.29	9.56 [10]	1.11	5 8	1.19	5 8	2.17	2.08	$192,811	72%
$9.93	16.11	1.10	[5]	1.19	[5]	1.93	1.84	$175,730	44%

$9.23	43.26	0.99	[5]	1.43	[5]	2.04	1.60	$7,163	41%
$6.56	(11.93)[13]	0.95	[5]	1.38	[5]	2.21	1.78	$6,449	76%
$7.73	(0.25)	0.97	[5]	1.23	[5]	2.44	2.19	$7,978	49%
$9.28	9.61 [10]	0.95	5 8	1.58	5 8	2.39	1.76	$9,615	72%
$9.92	16.31	0.95	[5]	2.31	[5]	2.05	0.70	$4,594	44%

$9.83	(1.70)	1.51	[6]	3.76	[6]	(0.60)	(2.85)	$3,795	43%

$9.82	(1.80)	1.26	[6]	3.09	[6]	(0.34)	(2.17)	$6,779	43%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning Of Period	Net Investment Income (Loss)	Net Realized And Unrealized Gains (Losses) On Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
International Growth Fund — Investor Class
Year ended 9/30/21	$34.07	(0.17)	8.68	8.51	—	[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.23	(0.20)	6.82	6.62	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$36.95	(0.08)	(4.26)	(4.34)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.84	(—)[4]	4.04	4.04	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.43	(0.13)	3.61	3.48	—	[4]	—	(1.07)	(1.07)
International Growth Fund — Institutional Class
Year ended 9/30/21	$34.24	(0.13)	8.72	8.59	—	[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.33	(0.12)	6.81	6.69	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$37.03	(0.04)	(4.28)	(4.32)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.88	0.06	4.02	4.08	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.46	(0.05)	3.56	3.51	—	[4]	(0.02)	(1.07)	(1.09)
International Opportunities Fund — Investor Class
Year ended 9/30/21	$4.64	(0.07)	0.79	0.72	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.54	(0.09)	1.28	1.19	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.58	(0.09)	0.13	0.04	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.47	(0.05)	0.40	0.35	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.21	(0.04)	0.30	0.26	—	[4]	—	—	—
International Opportunities Fund — Institutional Class
Year ended 9/30/21	$4.71	(0.05)	0.77	0.72	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.58	(0.04)	1.26	1.22	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.62	(0.02)	0.06	0.04	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.50	(0.03)	0.39	0.36	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.23	(0.01)	0.28	0.27	—	[4]	—	—	—
International Select Fund — Investor Class
Year ended 9/30/21	$12.61	(0.07)	2.41	2.34	0.01		—	—	—
Year ended 9/30/20[11]	$10.00	(0.04)	2.64	2.60	0.01		—	—	—
International Select Fund — Institutional Class
Year ended 9/30/21	$12.69	— [4]	2.41	2.41	—		—	—	—
Year ended 9/30/20[11]	$10.00	(0.02)	2.68	2.66	0.03		—	—	—
Micro Cap Fund — Investor Class
Year ended 9/30/21	$9.56	(0.19)	3.85	3.66	—	[4]	—	(0.67)	(0.67)
Year ended 9/30/20	$7.45	(0.10)	3.08	2.98	—		—	(0.87)	(0.87)
Year ended 9/30/19	$9.86	(0.08)	(0.55)	(0.63)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/18	$8.23	(0.08)	2.88	2.80	—	[4]	—	(1.17)	(1.17)
Year ended 9/30/17	$7.19	(0.11)	1.75	1.64	—	[4]	(0.01)	(0.59)	(0.60)
Micro Cap Fund — Institutional Class
Year ended 9/30/21	$9.55	(0.19)	3.86	3.67	—	[4]	—	(0.67)	(0.67)
Period ended 9/30/20[12]	$7.74	(0.05)	1.86	1.81	—		—	—	—
Micro Cap Value Fund — Investor Class
Year ended 9/30/21	$3.65	(0.04)	2.02	1.98	—	[4]	—	(0.53)	(0.53)
Year ended 9/30/20	$3.21	(0.04)	0.78	0.74	—		—	(0.30)	(0.30)
Year ended 9/30/19	$3.83	(0.03)	(0.20)	(0.23)	—	[4]	(0.02)	(0.37)	(0.39)
Year ended 9/30/18	$3.48	(0.03)	0.65	0.62	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/17	$2.87	(0.02)	0.68	0.66	—	[4]	— [4]	(0.05)	(0.05)
Micro Cap Value Fund — Institutional Class
Year ended 9/30/21	$3.66	(0.05)	2.04	1.99	—	[4]	—	(0.53)	(0.53)
Period ended 9/30/20[12]	$3.26	(0.01)	0.41	0.40	—		—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$38.79	26.59	1.41	[5]	1.41	[5]	(0.47)	(0.47)	$579,102	25%
$34.07	23.73	1.47	[5]	1.47	[5]	(0.50)	(0.50)	$497,104	45%
$28.23	(9.76)	1.46	[5]	1.46	[5]	(0.25)	(0.25)	$543,990	40%
$36.95	12.13	1.45	5 8	1.45	5 8	0.01	0.01	$748,847	44%
$33.84	12.04	1.46	[5]	1.46	[5]	(0.28)	(0.28)	$804,613	31%

$39.04	26.70	1.32	[5]	1.32	[5]	(0.38)	(0.38)	$699,377	25%
$34.24	23.89	1.35	[5]	1.36	[5]	(0.38)	(0.38)	$569,068	45%
$28.33	(9.67)	1.35	[5]	1.35	[5]	(0.13)	(0.13)	$595,341	40%
$37.03	12.24	1.35	5 8	1.36	5 8	0.16	0.16	$816,942	44%
$33.88	12.16	1.35	[5]	1.37	[5]	(0.14)	(0.16)	$656,860	31%

$5.26	15.68	1.91	[5]	1.91	[5]	(1.14)	(1.14)	$139,189	35%
$4.64	34.24	2.02	[6]	2.02	[6]	(1.20)	(1.20)	$129,071	35%
$3.54	1.61	2.09	[6]	2.09	[6]	(1.04)	(1.04)	$132,503	46%
$3.58	10.45	2.10	5 7	2.10	5 7	(1.07)	(1.07)	$240,489	36%
$3.47	8.10	2.24	[6]	2.24	[6]	(0.88)	(0.88)	$265,879	59%

$5.33	15.44	1.89	[5]	1.89	[5]	(1.10)	(1.10)	$675,768	35%
$4.71	34.71	1.93	[5]	1.93	[5]	(1.06)	(1.06)	$544,914	35%
$3.58	1.59	1.96	[6]	1.96	[6]	(0.81)	(0.81)	$376,578	46%
$3.62	10.66	1.96	5 7	1.97	5 7	(0.86)	(0.87)	$292,345	36%
$3.50	8.36	1.96	[6]	2.04	[6]	(0.39)	(0.47)	$234,795	59%

$14.96	18.64	1.30	[5]	3.09	[5]	(0.68)	(2.46)	$4,763	35%
$12.61	26.10	1.30	[5]	6.96	[5]	(0.55)	(6.20)	$2,861	36%

$15.10	18.99	0.90	[5]	3.03	[5]	(0.27)	(2.40)	$4,746	35%
$12.69	26.90	0.90	[6]	7.68	[6]	(0.19)	(6.96)	$2,069	36%

$12.55	38.81	1.63	[5]	1.63	[5]	(1.52)	(1.52)	$1,155,133	63%
$9.56	43.47	1.66	[5]	1.66	[5]	(1.48)	(1.48)	$746,749	75%
$7.45	(1.15)	1.66	[5]	1.66	[5]	(1.31)	(1.31)	$473,505	67%
$9.86	38.04	1.65	5 8	1.65	5 8	(1.27)	(1.27)	$496,128	54%
$8.23	25.10	1.75	[5]	1.75	[5]	(1.43)	(1.43)	$311,583	31%

$12.55	38.96	1.56	[5]	1.56	[5]	(1.45)	(1.45)	$198,477	63%
$9.55	23.39	1.60	[5]	1.62	[5]	(1.43)	(1.45)	$59,124	75%

$5.10	58.11	1.66	[5]	1.66	[5]	(1.15)	(1.15)	$387,236	82%
$3.65	24.17	1.74	[5]	1.74	[5]	(1.01)	(1.01)	$222,963	63%
$3.21	(4.50)	1.74	[5]	1.74	[5]	(0.90)	(0.90)	$249,523	66%
$3.83	18.84	1.74	5 8	1.74	5 8	(0.89)	(0.89)	$283,623	69%
$3.48	23.29	1.85	[5]	1.85	[5]	(0.81)	(0.81)	$216,087	57%

$5.12	58.25	1.60	[5]	1.61	[5]	(1.10)	(1.10)	$56,381	82%
$3.66	12.27	1.60	[5]	1.84	[5]	(0.99)	(1.23)	$25,317	63%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning Of Period	Net Investment Income (Loss)	Net Realized And Unrealized Gains (Losses) On Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Small Cap Growth Fund — Investor Class
Year ended 9/30/21	$46.64	(0.57)	19.94	19.37	—	[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.23	(0.32)	12.52	12.20	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.30	(0.28)	(2.33)	(2.61)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.72	(0.54)	15.19	14.65	—	[4]	—	(5.07)	(5.07)
Year ended 9/30/17	$43.52	(0.53)	6.24	5.71	—	[4]	—	(3.51)	(3.51)
Small Cap Growth Fund — Institutional Class
Year ended 9/30/21	$47.18	(0.51)	20.17	19.66	—	[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.60	(0.28)	12.65	12.37	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.61	(0.24)	(2.31)	(2.55)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.89	(0.31)	15.10	14.79	—	[4]	—	(5.07)	(5.07)
Year ended 9/30/17	$43.58	(0.17)	5.99	5.82	—	[4]	—	(3.51)	(3.51)
Small Cap Value Fund — Investor Class
Year ended 9/30/21	$6.99	(0.02)	3.71	3.69	—	[4]	—	—	—
Year ended 9/30/20	$7.61	0.01	(0.54)	(0.53)	—		(0.04)	(0.05)	(0.09)
Year ended 9/30/19	$8.53	0.03	(0.36)	(0.33)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.94	0.02	1.10	1.12	—	[4]	(0.01)	(0.52)	(0.53)
Year ended 9/30/17	$6.61	— [4]	1.33	1.33	—	[4]	— [4]	—	—
Small Cap Value Fund — Institutional Class
Year ended 9/30/21	$7.05	— [4]	3.73	3.73	—	[4]	—	—	—
Year ended 9/30/20	$7.67	0.03	(0.55)	(0.52)	—		(0.05)	(0.05)	(0.10)
Year ended 9/30/19	$8.58	0.03	(0.35)	(0.32)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.98	0.04	1.10	1.14	—	[4]	(0.02)	(0.52)	(0.54)
Year ended 9/30/17	$6.65	0.01	1.34	1.35	—	[4]	(0.02)	—	(0.02)
Ultra Growth Fund — Investor Class
Year ended 9/30/21	$39.56	(0.48)	13.30	12.82	0.01		—	(1.41)	(1.41)
Year ended 9/30/20	$25.30	(0.17)	14.98	14.81	0.01		—	(0.56)	(0.56)
Year ended 9/30/19	$27.68	(0.18)	(0.60)	(0.78)	0.01		—	(1.61)	(1.61)
Year ended 9/30/18	$21.81	— [4]	8.31	8.31	—	[4]	(0.10)	(2.34)	(2.44)
Year ended 9/30/17	$19.89	(0.20)	4.12	3.92	—	[4]	(0.11)	(1.89)	(2.00)
Ultra Growth Fund — Institutional Class
Year ended 9/30/21	$39.58	(0.41)	13.28	12.87	0.01		—	(1.41)	(1.41)
Period ended 9/30/20[12]	$29.39	(0.09)	10.28	10.19	—	[4]	—	—	—
U.S. Treasury Fund — Investor Class
Year ended 9/30/21	$22.42	0.25	(3.00)	(2.75)	0.01		(0.24)	(1.34)	(1.58)
Year ended 9/30/20	$19.26	0.30	3.13	3.43	0.03		(0.30)	—	(0.30)
Year ended 9/30/19	$15.26	0.34	3.99	4.33	0.01		(0.34)	—	(0.34)
Year ended 9/30/18	$16.32	0.35	(1.07)	(0.72)	—	[4]	(0.34)	—	(0.34)
Year ended 9/30/17	$19.86	0.35	(2.23)	(1.88)	0.01		(0.35)	(1.32)	(1.67)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout the period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$62.46	42.49	1.12	[5]	1.12	[5]	(1.00)	(1.00)	$1,744,187	40%
$46.64	33.26	1.16	[5]	1.16	[5]	(0.89)	(0.89)	$1,247,871	37%
$40.23	1.67 [5]	1.17	[6]	1.17	[6]	(0.80)	(0.80)	$978,825	26%
$55.30	35.08	1.20	5 8	1.20	5 8	(0.84)	(0.84)	$1,170,809	36%
$45.72	14.29	1.27	[5]	1.27	[5]	(0.88)	(0.88)	$1,182,573	19%

$63.29	42.62	1.05	[5]	1.06	[5]	(0.92)	(0.93)	$1,898,152	40%
$47.18	33.39	1.05	[5]	1.08	[5]	(0.78)	(0.81)	$1,233,331	37%
$40.60	1.80	1.06	[6]	1.09	[6]	(0.68)	(0.72)	$712,833	26%
$55.61	35.27	1.06	5 7	1.10	5 7	(0.70)	(0.74)	$714,184	36%
$45.89	14.54	1.05	[5]	1.11	[5]	(0.66)	(0.72)	$508,373	19%

$10.68	52.79	1.16	[5]	1.16	[5]	(0.16)	(0.16)	$840,022	50%
$6.99	(7.13)	1.21	[5]	1.21	[5]	0.22	0.22	$525,957	58%
$7.61	(2.69)	1.20	[5]	1.20	[5]	0.51	0.51	$454,451	25%
$8.53	14.54	1.20	5 8	1.20	5 8	0.29	0.29	$347,298	46%
$7.94	20.20	1.21	[5]	1.21	[5]	0.04	0.04	$320,978	37%

$10.78	52.91	1.05	[5]	1.06	[5]	(0.05)	(0.06)	$849,537	50%
$7.05	(6.94)	1.05	[5]	1.08	[5]	0.38	0.34	$472,331	58%
$7.67	(2.55)	1.05	[5]	1.09	[5]	0.70	0.66	$368,498	25%
$8.58	14.78	1.06	5 8	1.13	5 8	0.43	0.35	$91,857	46%
$7.98	20.28	1.05	[5]	1.16	[5]	0.21	0.11	$49,671	37%

$50.98	32.78	1.16	[5]	1.16	[5]	(0.96)	(0.96)	$2,255,327	35%
$39.56	59.54	1.19	[5]	1.19	[5]	(0.95)	(0.95)	$1,733,280	37%
$25.30	(1.35)	1.24	[5]	1.24	[5]	(0.93)	(0.93)	$623,154	17%
$27.68	41.97	1.24	5 8	1.24	5 8	(1.00)	(1.00)	$297,562	44%
$21.81	22.13	1.30	[5]	1.30	[5]	(1.06)	(1.06)	$111,366	34%

$51.05	32.89	1.05	[5]	1.06	[5]	(0.86)	(0.87)	$717,666	35%
$39.58	34.67	1.05	[5]	1.07	[5]	(0.97)	(0.98)	$348,388	37%

$18.10	(12.74)	0.66	[5]	0.66	[5]	1.30	1.30	$462,949	50%
$22.42	18.06	0.66	[5]	0.66	[5]	1.41	1.41	$545,586	13%
$19.26	28.73	0.69	[5]	0.69	[5]	2.05	2.05	$379,644	29%
$15.26	(4.47)	0.70	5 8	0.70	5 8	2.13	2.13	$303,105	6%
$16.32	(8.86)	0.72	[5]	0.72	[5]	2.04	2.04	$360,866	20%

Wasatch Funds	SEPTEMBER 30, 2021

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expense of less than 0.005%.

[6]	Includes interest expense of more than 0.005%.

[7]	Includes extraordinary expenses greater than or equal to 0.01% (see Note 7 in “Notes to Financial Statements”).

[8]	Includes extraordinary expenses of less than 0.01% (see Note 7 in “Notes to Financial Statements”).

[9]	Per share amounts do not correlate to amounts reported in the Statement of Operations due to timing of share activity.

[10]

Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.06 and $0.06 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) would have been $0.59 and $0.60 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been 8.74% and 8.91% for the Investor Class and Institutional Class, respectively.

[11]	Fund inception date was October 1, 2019.

[12]	Institutional Class inception date was January 31, 2020.
[13]

Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.07 and $0.07 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) on Investments would have been $(1.16) and $(1.14) per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been (13.11)% and (13.00)% for the Investor Class and Institutional Class, respectively.

[14]	Fund inception date was November 30, 2020.

See Notes to Financial Statements.

Wasatch Funds	SEPTEMBER 30, 2021

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 18 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each a diversified fund. The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Select Fund, Greater China Fund and International Select Fund are each a non-diversified fund. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust redesignated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 17 funds offer Institutional Class shares: Core Growth Fund, Global Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund, which commenced operations on December 13, 2012, Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund and Small Cap Growth Fund, which commenced operations on February 1, 2016, Global Select Fund and International Select Fund, which commenced operations on October 1, 2019, Micro Cap Fund, Micro Cap Value Fund and Ultra Growth Fund, which commenced operations on January 31, 2020, and Greater China Fund, which commenced operations on November 30, 2020. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc., d/b/a Wasatch Global Investors, as investment advisor (the “Advisor” or “Wasatch”).

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, Greater China, International Growth, International Opportunities, International Select, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2021. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds are investment companies and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as a realized gain or loss.

For financial reporting purposes, estimates on all real estate investment trust (REIT) rates are based on prior year average rates made public by the REITs. To obtain these rates Wasatch utilizes a service through Wall Street Concepts, which gathers and disseminates the information. Prior to filing tax returns, REIT rates are trued up for actual rates. The differences between the actual versus the trued-up rates are captured in the next fiscal year’s financial reporting process.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Wasatch Funds

Notes to Financial Statements (continued)

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Participation Notes — Certain Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

Special Purpose Acquisition Companies (SPACs) — SPACs are collective investment structures that allow public stock market qualified investors to invest in PIPE shares. SPACs are shell companies that have no operations but go public with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). The Funds may enter into a commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its merger or acquisition. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold. As of September 30, 2021, the Wasatch Core Growth Fund, Wasatch Micro Cap Fund and Wasatch Ultra Growth Fund had unfunded commitments outstanding of $30,000,000, $17,000,000 and $25,000,000, respectively, to purchase PIPE shares.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts. None of the Funds entered into foreign currency contracts transactions during the fiscal year ended September 30, 2021.

SEPTEMBER 30, 2021

5. PURCHASES AND SALES OF SECURITIES

The cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 2021 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Purchases	$1,351,427,907	$195,591,735	$169,745,262	$155,370,532	$24,155,099	$76,715,043
Sales	1,259,225,365	97,700,793	22,324,864	109,000,795	32,033,480	43,931,988

	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund	International Opportunities Fund	International Select Fund
Purchases	$12,538,128	$49,596,348	$15,942,950	$298,127,712	$294,025,017	$5,970,676
Sales	9,872,243	65,396,570	4,441,665	350,940,478	265,360,814	2,406,383

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund
Purchases	$1,042,501,667	$315,478,356	$1,320,087,455	$890,800,611	$1,273,224,318
Sales	820,641,997	285,447,205	1,273,021,391	742,161,558	956,438,920

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $ 235,010,603 and $ 240,916,490, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is the Funds’ policy to qualify as regulated investment companies and distribute substantially all of their taxable income to shareholders. The Funds’ tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return.

Management has analyzed the Funds’ tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements.

As of September 30, 2021, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Cost	$2,639,530,097	$352,162,568	$229,976,807	$332,658,832	$48,440,975	$147,766,096

Gross appreciation	$1,473,854,077	$298,753,769	$61,061,553	$344,943,044	$25,638,042	$118,705,328
Gross (depreciation)	(60,513,128)	(395,200)	(2,820,682)	(22,645,207)	(3,605,972)	(2,085,756)

Net appreciation	$1,413,340,949	$298,358,569	$58,240,871	$322,297,837	$22,032,070	$116,619,572

	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund	International Opportunities Fund	International Select Fund
Cost	$15,399,954	$103,723,358	$10,822,405	$718,124,670	$499,389,230	$7,863,815

Gross appreciation	$4,609,082	$26,393,414	$1,132,959	$587,180,957	$350,287,117	$1,837,550
Gross (depreciation)	(439,058)	(2,826,353)	(1,676,199)	(24,579,064)	(28,313,433)	(135,385)

Net appreciation (depreciation)	$4,170,024	$23,567,061	$(543,240)	$562,601,893	$321,973,684	$1,702,165

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Cost	$1,076,324,536	$320,686,542	$2,309,834,047	$1,256,260,495	$2,042,639,402	$481,285,594

Gross appreciation	$348,291,884	$134,623,595	$1,455,164,053	$479,981,805	$1,089,657,395	$17,964,980
Gross (depreciation)	(73,930,790)	(13,200,939)	(113,062,109)	(43,967,006)	(142,676,471)	(36,640,655)

Net appreciation (depreciation)	$274,361,094	$121,422,656	$1,342,101,944	$436,014,799	$946,980,924	$(18,675,675)

Wasatch Funds

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation (depreciation) on passive foreign investment companies (PFICs), partnership adjustments and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2021 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Undistributed ordinary income	$53,191,183	$—	$—	$—	$184,321	$—
Undistributed capital gains	532,999,013	23,688,241	1,628,008	32,809,305	—	20,588,029

Accumulated earnings	586,190,196	23,688,241	1,628,008	32,809,305	184,321	20,588,029
Accumulated capital and other losses	—	(7,436,538)	(477,589)	(2,272,809)	(96,391,739)	(1,914,666)
Other undistributed ordinary losses	—	(27,630)	(38,813)	—	(28,176)	(1,835)
Net unrealized appreciation (depreciation)	1,413,340,797	264,058,968	55,925,269	307,134,104	21,772,742	113,749,308

Total accumulated earnings (accumulated losses)	$1,999,530,993	$280,283,041	$57,036,875	$337,670,600	$(74,462,852)	$132,420,836

	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund	International Opportunities Fund	International Select Fund
Undistributed ordinary income	$589,852	$2,975,830	$—	$—	$—	$—
Undistributed capital gains	1,291,643	—	—	91,611,164	82,078,156	—

Accumulated earnings	1,881,495	2,975,830	—	91,611,164	82,078,156	—
Accumulated capital and other losses	—	(161,327,651)	(731,494)	(6,124,780)	(5,125,352)	(59,898)
Other undistributed ordinary losses	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	4,100,052	23,566,348	(543,241)	555,263,749	318,404,491	1,702,095

Total accumulated earnings (accumulated losses)	$5,981,547	$(134,785,473)	$(1,274,735)	$640,750,133	$395,357,295	$1,642,197

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Undistributed ordinary income	$103,248,721	$25,989,824	$16,450,157	$4,796,174	$94,484,054	$234,269
Undistributed capital gains	195,975,492	58,306,083	571,986,589	108,806,026	190,335,882	—

Accumulated earnings	299,224,213	84,295,907	588,436,746	113,602,200	284,819,936	234,269
Accumulated capital and other losses	—	—	—	—	—	(6,578,439)
Other undistributed ordinary losses	—	—	—	—	—	(112,086)
Net unrealized appreciation (depreciation)	274,361,120	121,422,995	1,342,101,947	436,014,799	946,982,156	(18,675,675)

Total accumulated earnings (accumulated losses)	$573,585,333	$205,718,902	$1,930,538,693	$549,616,999	$1,231,802,092	$(25,131,931)

SEPTEMBER 30, 2021

Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from ordinary income and realized capital gains for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends-paid deduction (tax equalization).

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of EU reclaims, passive foreign investment company shares, foreign capital gains tax, foreign currency transactions, corporate actions, wash sales and investments in REITs. These reclassifications have no effect on net assets or net asset value per share.

The Funds’ are permitted to carry forward capital losses for an unlimited period. The losses that are carried forward retain their character as either short-term or long-term capital losses.

Capital loss carryforwards as of September 30, 2021 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Frontier Emerging Small Countries Fund	$91,976,148	$4,415,591
Global Value Fund	23,932,015	137,395,636
Greater China Fund	682,646	—
International Select Fund	33,009	—

During the tax year ended September 30, 2021, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Emerging Markets Select Fund	$2,806,868
Frontier Emerging Small Countries Fund	6,667,282
Global Value Fund	1,027,950
U.S. Treasury Fund	13,584,324

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Emerging India Fund	$—	$(7,436,538)
Emerging Markets Select Fund	—	(477,589)
Emerging Markets Small Cap Fund	—	(2,272,809)
Global Opportunities Fund	—	(1,914,666)
Greater China Fund	—	(48,848)
International Growth Fund	—	(6,124,780)
International Opportunities Fund	(168,826)	(4,956,526)
International Select Fund	—	(26,889)
U.S. Treasury Fund	(6,578,439)	—

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

2021	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Ordinary Income	$—	$—	$—	$—	$—	$—
Capital Gain	230,381,353	—	—	30,652,060	—	3,566,379

Total	$230,381,353	$—	$—	$30,652,060	$—	$3,566,379

2021	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund	International Opportunities Fund	International Select Fund
Ordinary Income	$13,795	$2,130,704	$—	$—	$—	$—
Capital Gain	11,998	—	—	117,458,798	14,595,011	—

Total	$25,793	$2,130,704	$—	$117,458,798	14,595,011	—

Wasatch Funds

Notes to Financial Statements (continued)

2021	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$—	$—	$30,515,712	$6,022,576
Capital Gain	63,388,758	36,006,255	183,173,140	—	47,667,167	32,379,945

Total	63,388,758	36,006,255	183,173,140	$—	$78,182,879	$38,402,521

The tax character of distribution paid during the year ended September 30, 2020 was as follows:

2020	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Ordinary Income	$—	$—	$—	$—	$—	$—
Capital Gain	243,065,391	1,014,355	—	22,022,797	—	10,583,675

Total	$243,065,391	$1,014,355	$—	$22,022,797	$—	$10,583,675

2020	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund	International Opportunities Fund	International Select Fund
Ordinary Income	$—	$3,749,206	$—	$—	$—	$—
Capital Gain	—	773,618	—	30,462,062	12,487,503	—

Total	$—	$4,522,824	$—	$30,462,062	$12,487,503	$—

2020	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$—	$5,725,554	$—	$6,196,484
Capital Gain	56,926,728	22,300,292	264,951,087	4,930,999	14,642,656	—

Total	$56,926,728	$22,300,292	$264,951,087	$10,656,553	$14,642,656	$6,196,484

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

EU Reclaims — Withholding taxes on foreign dividends and capital gains have been recorded in accordance with the Funds’ understanding of the applicable countries’ tax rules and rates. Several Wasatch Funds have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income in the Statement of Operations and any related receivable, if any, is reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by the Funds during the fiscal year exceed foreign withholding taxes paid, and the Funds previously passed foreign tax credit on to its shareholders, the Funds may enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Funds’ shareholders.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2022. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2022). A Fund may only make a repayment to the Advisor for the amount reimbursed if such repayment does not cause the Fund’s expense ratio, after repayment is taken into account, to exceed both (i) the expense cap at the time such amounts were waived; and (ii) the Fund’s current expense cap. All amounts not recovered at the end of the period expire on January 31, 2022. Shareholder

SEPTEMBER 30, 2021

expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business in excess of such limitations. Investment advisory fees and fees waived, if any, for the year ended September 30, 2021 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2022	$37,450
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2022	—
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2022	—
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2022	—
Frontier Emerging Small Countries Fund	1.65%	2.15%	1.95%	1/31/2022	19,080
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2022	29,854
Global Select Fund	0.85%	1.35%	0.95%	1/31/2022	119,822
Global Value Fund	0.90%	1.10%	0.95%	1/31/2022	127,302
Greater China Fund	1.00%	1.50%	1.25%	1/31/2022	185,880
International Growth Fund	1.25%	1.75%	1.35%	1/31/2022	—
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2022	—
International Select Fund	0.80%	1.30%	0.90%	1/31/2022	135,564
Micro Cap Fund	1.50%	1.95%	1.60%	1/31/2022	—
Micro Cap Value Fund	1.50%	1.95%	1.60%	1/31/2022	2,820
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2022	87,720
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2022	62,575
Ultra Growth Fund	1.00%	1.50%	1.05%	1/31/2022	36,820
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2022	—

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that is, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the year ended September 30, 2021, the aggregate value of purchases and sales cross trades with other Funds or accounts were as follows:

Fund	Security Name	Purchases	Sales	Realized Gain (Loss)
Micro Cap Fund	BioDelivery Sciences International, Inc.	$437,798	—	—
Ultra Growth Fund	BioDelivery Sciences International, Inc.	—	$437,798	$(215,489)

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2021, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $126,750 per year for services rendered and a fee of $25,350 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2021 Base Compensation”). Trustees will receive an additional $12,000 for in-person attendance of any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance of any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board will receive an additional 25% of the 2021 Base Compensation and the Chair of a Committee will receive an additional 15% of the 2021 Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board receives an additional fee of $31,687.50 a year as Chair and $7,921.75 for attendance

Wasatch Funds

Notes to Financial Statements (continued)

in person or telephonically at each regular Board meeting (four meetings per year). The Chair of the Audit Committee and the Chair of the Nominating Committee each receive an additional $19,012.50 per year as Chair and $4,753.13 for attendance in person or telephonically at each regular Board meeting (four meetings per year).

In the calendar year 2020, each Independent Trustee was paid a retainer of $125,000 per year for services rendered and a fee of $25,000 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2020 Base Compensation”). Trustees received an additional $12,000 for in-person attendance of any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance at any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board received an additional 25% of the 2020 Base Compensation and the Chair of a Committee received an additional 15% of the 2020 Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board received an additional fee of $31,250 a year as Chair and $7,812.50 for attendance in person or telephonically at each regular Board meeting (four meetings per year). The Chair of the Audit Committee and the Chair of the Nominating Committee each received an additional $18,750 per year as Chair and $4,687.50 for attendance in person or telephonically at each regular Board meeting (four meetings per year).

The Funds also may reimburse the Independent Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees and for continuing education expenses.

Payments by Advisor — During 2018, the Advisor paid for a portion of the expenses in connection with the merger of the Long/Short and Global Value Funds. The Advisor will not be reimbursed for these amounts.

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

Payments by Sub-Advisor — In June 2016, the Funds filed a proxy statement with the Securities and Exchange Commission to inform shareholders about a Special Meeting of Shareholders of the U.S. Treasury Fund. The purpose of the Shareholder Meeting was to ask shareholders to approve a new Sub-Advisory Agreement between the Advisor and Hoisington Investment Management Company (HIMCo) with respect to the U.S. Treasury Fund. HIMCo, the Sub-Advisor for the Fund, reimbursed the U.S. Treasury Fund for the costs associated with the proxy statement filing. The Sub-Advisor does not intend to be reimbursed for this amount.

Pursuant to a sub-advisory agreement entered into between the Advisor and HIMCo (“HIMCo Sub-Advisory Agreement”), and subject to the supervision of the Advisor, HIMCo directs the investment of the U.S. Treasury Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of orders to purchase or sell securities on behalf of the Fund. The HIMCo Sub-Advisory Agreement provides that the Advisor shall pay HIMCo a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor retains the remainder of the advisory fee paid under the Advisory and Service Contract. The Sub-Advisor may reimburse the Advisor for certain expenses.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations (each an “Intermediary,” together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of September 30, 2021 up to 0.40% annually) of the average value of Fund Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which are intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees – Investor Class” in the Statements of Operations.

Wasatch Funds	SEPTEMBER 30, 2021

Notes to Financial Statements (continued)

Custodian Out-of-Pocket Expense Reimbursement — In September 2016, State Street Bank and Trust Company (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of-pocket expenses it charged the Fund between 2003 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses. SSB made the reimbursements in May 2017.

10% Shareholders — As of September 30, 2021, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	41.21%
Emerging India Fund	3	71.61%
Emerging Markets Select Fund	2	55.23%
Emerging Markets Small Cap Fund	2	53.85%
Frontier Emerging Small Countries Fund	3	58.32%
Global Opportunities Fund	3	64.86%
Global Select Fund	3	63.77%
Global Value Fund	2	71.40%
Greater China Fund	2	69.75%
International Growth Fund	2	52.38%
International Opportunities Fund	2	44.62%
International Select Fund	4	71.74%
Micro Cap Fund	2	49.34%
Micro Cap Value Fund	3	60.92%
Small Cap Growth Fund	3	58.12%
Small Cap Value Fund	4	67.95%
Ultra Growth Fund	2	58.12%
U.S. Treasury Fund	3	47.93%

Affiliated Interests — As of September 30, 2021, the Advisor and its affiliates, and the retirement plans of the Advisor and its affiliates, held shares of the Funds, which may be redeemed at any time as detailed below:

Fund	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	19	1.06%
Emerging India Fund	31	6.17%
Emerging Markets Select Fund	24	7.75%
Emerging Markets Small Cap Fund	15	1.92%
Frontier Emerging Small Countries Fund	14	1.65%
Global Opportunities Fund	18	5.02%
Global Select Fund	19	32.65%
Global Value Fund	8	2.50%
Greater China Fund	15	27.16%
International Growth Fund	17	0.52%
International Opportunities Fund	19	0.89%
International Select Fund	15	33.16%
Micro Cap Fund	21	0.90%
Micro Cap Value Fund	16	2.00%
Small Cap Growth Fund	21	0.58%
Small Cap Value Fund	18	1.10%
Ultra Growth Fund	16	0.34%
U.S. Treasury Fund	11	0.89%

*	Multiple accounts with the same beneficial owner are treated as one account.

Wasatch Funds

Notes to Financial Statements (continued)

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2021 with an “affiliated company” as so defined:

	Value, Beginning Of the Year	Purchases At Cost	Proceeds From Sales	Value, End Of the Year	Dividends Credited to Income for the Year Ended 9/30/2021	Gain (Loss) Realized on Sale of Shares For the Year Ended 9/30/2021	Change in Unrealized Appreciation (Depreciation) For the Year Ended 9/30/2021
Core Growth Fund
Common Stock
1-800-Flowers.com, Inc., Class A	$28,073,561	$23,432,824	$—	$58,669,388	$—	$—	$7,163,003

Micro Cap Fund
Common Stock
IM Cannabis Corp.	$10,206,730	$9,701,937	$1,650,710	$14,940,315	$—	$(571,686)	$(2,745,956)
Transcat, Inc.	15,971,020	7,691,160	8,258,079	41,283,384	—	4,475,556	21,403,727
Versus Systems, Inc.	—	6,038,212	—	3,085,757	—	—	(2,952,455)
Motorsport Games, Inc., Class A	—	27,568,142	297,225	18,194,448	—	(371,304)	(8,705,165)
UFP Technologies, Inc.	10,581,360	12,203,214	4,002,299	27,674,235	—	1,069,180	7,822,780
Vintage Wine Estates, Inc.	—	46,719,436	—	44,325,092	—	—	(2,394,344)
Superior Group of Cos., Inc.	10,082,447	14,017,030	575,500	22,445,738	314,290	(114,547)	(963,692)
PharmaCielo Ltd.	—	16,925,297	448,197	10,806,048	—	(120,026)	(5,551,026)
Allied Motion Technologies, Inc.	—	24,967,697	896,388	23,140,694	47,439	(68,040)	(862,575)
Warrants
IM Cannabis Corp., expiring, 5/7/2026	—	616,971	—	225,000	—	—	(391,971)
Versus Systems, Inc., expiring, 1/15/2022	—	6,400	—	—	—	—	(6,400)
Versus Systems, Inc., expiring, 1/15/2026	—	4,480	—	891,520	—	—	887,040
Versus Systems, Inc., expiring, 1/15/2026	—	1,920	—	359,040	—	—	357,120

	$46,841,557	$166,461,896	$16,128,398	$207,371,271	$361,729	$4,299,133	$5,897,083

Small Cap Growth Fund
Common Stock
Vintage Wine Estates, Inc., PIPE Shares	$—	$55,000,000	$—	$52,800,000	$—	$—	$(2,200,000)
DMC Global, Inc.	14,071,869	37,231,466	—	45,955,866	—	—	(5,347,469)
Chuy’s Holdings Inc.*	22,322,336	3,358,923	17,765,182	24,785,449	—	2,644,016	14,225,356

	$36,394,205	$95,590,389	$17,765,182	$123,541,315	$—	$2,644,016	$6,677,887

Small Cap Value Fund
Common Stock
National CineMedia, Inc.	$8,947,369	$6,741,879	$2,465,519	$14,495,864	$844,023	$(2,269,413)	$3,541,548

Ultra Growth Fund
Common Stock
Exagen, Inc.	$10,092,300	$1,550,440	$—	$14,348,367	$—	$—	$2,705,627
CryoLife, Inc.	31,456,959	13,743,136	—	51,376,332	—	—	6,176,237
Conformis, Inc.	—	14,673,667	—	18,586,645	—	—	3,912,978
Vintage Wine Estates, Inc., PIPE Shares	—	45,000,000	—	43,200,000	—	—	(1,800,000)

	$41,549,259	$74,967,243	$—	$127,511,344	$—	$—	$10,994,842

SEPTEMBER 30, 2021

	Share Activity				Dividends Credited to Income for the Year Ended 9/30/2021	Gain (Loss) Realized on Sale of Shares For the Year Ended 9/30/2021	Change in Unrealized Appreciation (Depreciation) For the Year Ended 9/30/2021
	Balance 9/30/2020	Purchases/ Additions	Sales/ Reductions	Balance 9/30/2021
Core Growth Fund
Common Stock
1-800-Flowers.com Inc.	1,125,644	797,312	—	1,922,956	$—	$—	$7,163,003

Micro Cap Fund
Common Stock
IM Cannabis Corp.	11,325,643	5,594,452	12,711,874	4,208,221	$—	$(571,686)	$(2,745,956)
Transcat, Inc.	545,086	231,366	136,201	640,251	—	4,475,556	21,403,727
Versus Systems, Inc.	—	838,521	—	838,521	—	—	(2,952,455)
Motorsport Games, Inc., Class A	—	1,297,544	21,636	1,275,908	—	(371,304)	(8,705,165)
UFP Technologies, Inc.	255,465	255,693	61,828	449,330	—	1,069,180	7,822,780
Vintage Wine Estates, Inc.	—	4,341,341	—	4,341,341	—	—	(2,394,344)
Superior Group of Cos., Inc.	434,027	554,975	25,252	963,750	314,290	(114,547)	(963,692)
PharmaCielo Ltd.	—	10,596,262	305,329	10,290,933	—	(120,026)	(5,551,026)
Allied Motion Technologies, Inc.	—	535,239	(204,553)	739,792	47,439	(68,040)	(862,575)
Warrants
IM Cannabis Corp., expiring, 5/7/2026	—	450,000	—	450,000	—	—	(391,971)
Versus Systems, Inc., expiring, 1/15/2022	—	640,000	—	640,000	—	—	(6,400)
Versus Systems, Inc., expiring, 1/15/2026	—	448,000	—	448,000	—	—	887,040
Versus Systems, Inc., expiring, 1/15/2026	—	192,000	—	192,000	—	—	357,120

	12,560,221	25,975,393	13,057,567	25,478,047	$361,729	$4,299,133	$5,897,083

Small Cap Growth Fund
Common Stock
Vintage Wine Estates, Inc., PIPE Shares	—	5,500,000	—	5,500,000	$—	$—	$(2,200,000)
DMC Global, Inc.	427,197	817,882	—	1,245,079	—	—	(5,347,469)
Chuy’s Holdings Inc. *	1,140,058	80,444	434,411	786,091	—	2,644,016	14,225,356

	1,567,255	6,398,326	434,411	7,531,170	$—	$2,644,016	$6,677,887

Small Cap Value Fund
Common Stock
National CineMedia, Inc.	3,295,532	1,475,083	698,743	4,071,872	$844,023	$(2,269,413)	$3,541,548

Ultra Growth Fund
Common Stock
Exagen, Inc.	931,024	124,003	—	1,055,027	$—	$—	$2,705,627
CryoLife, Inc.	1,703,138	601,767	—	2,304,905	—	—	6,176,237
Conformis, Inc.	—	13,974,921	—	13,974,921	—	—	3,912,978
Vintage Wine Estates, Inc., PIPE Shares	—	4,500,000	—	4,500,000	$—	$—	(1,800,000)

	2,634,162	19,200,691	—	21,834,853	$—	$—	$10,994,842

*

This security was deemed to no longer meet the criteria of an affiliated company at the reporting date. For financial statement purposes, the total amount of the gain (loss) realized on sale of shares and the total change in unrealized appreciation for the period ended September 30, 2021 is included in the Statement of Operations even though the securities were not affiliated companies as of year end.

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2021, the Funds held the following restricted securities:

Wasatch Funds

Notes to Financial Statements (continued)

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent Of Net Assets
Micro Cap Fund
IM Cannabis Corp., expiring, 5/7/2026	Warrants	5/5/2021	$616,971	$225,000	0.01%
Versus Systems, Inc., expiring, 1/15/2026	Warrants	1/15/2021	1,920	359,040	0.03%
Versus Systems, Inc., expiring, 1/15/2022	Warrants	1/15/2021	6,400	0	0.00%

			$625,291	$584,040	0.04%

Micro Cap Value Fund
Regenacy Pharmaceuticals LLC	LLC Membership Interest	12/21/2016	$30,001	$17,685	0.01%
Greenlane Holdings, Inc., expiring, 2/24/2026	Warrants	2/22/2021	396,902	52,116	0.01%
Talon Metals Corp., expiring, 3/18/2022	Warrants	3/16/2021	26,065	3,948	0.00%

			$452,968	$73,749	0.02%

Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/2014	$8,000,002	$12,082,372	0.33%
Nanosys, Inc., Series A-1 Pfd.	Preferred Stock	8/13/2010	184,939	188,638	0.00%
Nanosys, Inc., Series A-2 Pfd.	Preferred Stock	11/8/2005	2,000,000	1,011,839	0.03%
Vintage Wine Estates, Inc., PIPE Shares	PIPE	6/7/2021	55,000,000	52,800,000	1.45%

			$65,184,941	$66,082,849	1.81%

Ultra Growth Fund
Nanosys, Inc., Series A-1 Pfd.	Preferred Stock	8/13/2010	$46,235	$47,160	0.00%
Nanosys, Inc., Series A-2 Pfd.	Preferred Stock	11/8/2005	500,001	252,960	0.01%
Vintage Wine Estates, Inc., PIPE Shares	PIPE	6/7/2021	45,000,000	43,200,000	1.45%

			$45,546,236	$43,500,120	1.46%

10. LINE OF CREDIT

Effective May 14, 2021, the Trust and each Fund renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the overnight federal-funds rate in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

For the year ended September 30, 2021, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 9/30/2021
Core Growth Fund	$964,293	1	$37	1.40%	—
Emerging India Fund	6,035,520	56	12,638	1.35%	—
Emerging Markets Select Fund	318,312	21	256	1.38%	—
Emerging Markets Small Cap Fund	1,808,556	37	2,574	1.38%	—
Frontier Emerging Small Countries Fund	407,253	27	416	1.36%	—
Global Opportunities Fund	494,640	22	420	1.39%	—
Global Select Fund	161,619	8	49	1.36%	—
Greater China Fund	209,299	88	692	1.35%	—
International Growth Fund	3,062,449	20	2,307	1.36%	—
International Select Fund	110,762	10	41	1.35%	—
Micro Cap Fund	3,649,111	30	4,117	1.35%	—
Small Cap Growth Fund	23,225,255	4	3,634	1.41%	—
Small Cap Value Fund	17,407,362	3	1,972	1.36%	—

SEPTEMBER 30, 2021

11. PRINCIPAL RISKS

Market Risk — Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility.

Global Pandemic Risk — The value of a Fund’s investments may be impacted by global health crises or other events. For example, an outbreak of the respiratory disease designated as Covid-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of Covid-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions; significant disruptions to business operations across many industries, supply chains and customer activity; event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in health care service preparation and delivery; and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant market volatility and disruption which may continue over extended periods. The ultimate impact of Covid-19 or other health emergencies on the domestic and global economies is impossible to predict accurately. Less developed countries and their health systems may be more vulnerable to these impacts. The impact of this Covid-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession and may adversely impact the value of an investment in a fund.

Credit Risk — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the other party to a transaction may fail to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default on its obligations. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed-income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging-and frontier-market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

India Region Risk — The securities markets in the India region (India, Bangladesh, Pakistan and Sri Lanka) are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities industries in these countries are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In

Wasatch Funds

Notes to Financial Statements (continued)

some cases, physical delivery of securities in small lots has been required in India and shortages of vault capacity and trained personnel have existed among qualified custodial Indian banks. A Fund may be unable to sell securities when the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the Fund to invest may be impaired and the Fund’s ability to buy or sell Indian securities may be impaired if the Fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. Although the governments of India, Bangladesh, Pakistan and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. The region is an uncertain tax environment and it is difficult to know and predict the potential implications of future tax developments. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and market prices may not represent realizable value. This may be likely when a Fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a Fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Greater China Region Risk. The Greater China Fund invests primarily in the securities of companies tied to economically to the Greater China Region (China, Hong Kong and Taiwan). Each Fund, except the U.S. Treasury Fund, may invest in the securities of companies tied economically to the Greater China Region. In addition to the risks of investing in foreign securities in general, which are described in the Funds’ prospectus and Statement of

Additional Information, investing in the Greater China Region subjects a fund to unique risks that could significantly impact the value of the fund’s investments.

Chinese governmental actions can significantly affect economic conditions in China, Hong Kong and Taiwan, or a particular issuer or industry, which could adversely affect the value and liquidity of investments. The Chinese government exercises significant control over China’s economy through, among other things, its industrial policies, monetary policies, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies may adversely impact industries and companies in China. Although over the years the Chinese government has been reforming economic and market practices, the Chinese government could, at any time, alter or discontinue such economic and market reform programs adversely affecting industries and companies in China.

China’s economy, particularly its export-oriented industries, may be adversely impacted by developments in the economies and by governmental actions of its principal trading partners, including the United States, such as the imposition of trading restrictions, tariffs or other protectionist trade policies. The current political climate has intensified concerns of a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. In addition, on November 12, 2020, President Trump issued Executive Order 13959, which prohibits U.S. persons from transacting in publicly traded securities designated by the U.S. Department of Defense as “Communist Chinese Military Companies” or “CCMCs” or in instruments derived from, or designed to provide investment exposure to, prohibited CCMC securities. The list of CCMCs is subject to change from time to time, which could prevent a fund from acquiring securities previously deemed suitable investments or could result in a forced sale of a security in the portfolio at an inopportune time or price, which may result in losses to the fund. Such government prohibitions may affect the value of the securities held in a fund’s portfolio, directly or indirectly, as well as negatively impact the market for other China-based issuers, resulting in reduced liquidity and price declines. The government prohibition also could lead to the inability to transact in the securities of other companies within the Greater China Region as the result of escalating trade tensions between the U.S. and China. The prohibition took effect on January 11, 2021, but it is unclear whether the Executive Order will continue in effect under the new presidential administration or be amended. Additionally, on December 2, 2020, the U.S. Congress passed the Holding Foreign Companies Accountable Act, which could cause the securities of foreign issuers (including China) to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. To the extent a fund invests in securities of Chinese companies listed in the U.S.,

SEPTEMBER 30, 2021

delisting could impact the fund‘s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, the fund would have to seek other markets in which to transact in such securities, which would also increase the Fund’s costs. It is difficult to predict the consequences of these actions or whether further tariffs will be imposed or actions will be taken.

Further, China’s domestically oriented industries may be particularly sensitive to, and adversely affected by, changes in government policy and investment cycles as China’s consumer class continues to grow. China has historically managed its currency in a tight range relative to the U.S. dollar, but this may be subject to greater uncertainty as Chinese authorities may change the policies that determine the exchange rate mechanism.

In addition, the Chinese government may actively attempt to influence the operation of China’s securities markets through, among other things, currency controls, direct investments, limitations on specific types of transactions (such as short selling), limiting or prohibiting investors (including foreign institutional investors) from selling holdings in Chinese companies, or other similar actions. Certain securities issued by companies located or operating in China, such as China A-shares are subject to trading restrictions, quota limitations, and less market liquidity. Chinese authorities may intervene in China’s securities market and halt or suspend trading of securities for short or even longer periods of time. China’s securities markets have experienced considerable volatility and have been subject to relatively frequent and excessive trading halts and suspensions which, among other things, contributes to uncertainty in the markets, reduces the liquidity of securities subject to trading halts or suspensions and leads to greater market execution and valuation risks. Such actions could adversely impact a fund’s ability to achieve its investment objective(s) and its ability to trade China A-shares during such periods and could result in a fund’s limiting or suspending shareholder redemption privileges as permitted in accordance with applicable law. China’s securities markets generally continue to experience inefficiencies, volatility and pricing anomalies resulting from governmental influence, lack of publicly available information and/or political or social instability.

Additional risks of loss from investing in China include currency fluctuations, interest rate fluctuations, less liquidity, higher rates of inflation, expropriation of property, confiscatory taxation, nationalization, imposition of tariffs, limitations on repatriation of currency, exchange control regulations (including currency blockage), trading halts and differing legal, accounting, auditing, financial and reporting standards. Financial reporting by Chinese companies does not have as much regulatory oversight as in the United States. Frequent intervention by the Chinese government, limits on credible corporate governance standards, limited transparency of market and accounting information, and limited oversight of accounting firms increase the risk of insider dealing, market manipulation, improper accounting, accounting fraud and other types of corporate misconduct. Social unrest within China and between China and Hong Kong, or confrontations with neighboring countries, including military conflicts in response to such events, strained international relations and security concerns, such as terrorism, may also adversely impact China’s economy, disrupting its economic growth and adversely affecting a fund’s investments. Any spread of an infectious illness, public health threats or similar issues could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally also have a significant impact on the economies of the Greater China Region (China, Hong Kong and Taiwan) and other Asian countries, which in turn could adversely affect a fund’s investments. The economies of many Asian countries differ from the economies of more developed countries in many respects such as the rate of growth, inflation, capital investment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies, and their economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty and by the imposition of tariffs and other protectionist trade policies.

The Greater China Region includes China, Hong Kong and Taiwan. With respect to Hong Kong, the Chinese and Hong Kong economies are vulnerable to China’s longstanding disagreement with Hong Kong related to the former British colony’s integration into a special administrative region of China. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, such actions may have a negative impact on investor and business confidence in Hong Kong, its markets and business performance, and in turn on a fund’s investments. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because a fund’s net asset value is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the fund’s net asset value. With respect to Taiwan, China has a complex territorial dispute regarding the sovereignty of Taiwan. Continuing hostility between China and Taiwan and any potential military conflict or future political or economic disturbances may adversely impact investments in such countries or make investments in such countries impracticable or impossible. Any escalation in hostilities may, among other things, distort Taiwan’s capital account, adversely impact other Asian countries and adversely impact a fund’s investments in Asia, including China and Taiwan. Taiwan’s market and economy also

Wasatch Funds

Notes to Financial Statements (continued)

faces increasing competition from other low-cost emerging economies and certain protectionist threats.

In China, direct ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as Wasatch Funds) is prohibited. To facilitate foreign investment in these businesses, many Chinese companies have created “Variable Interest Entities” (VIEs) to facilitate indirect foreign ownership. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange or the Hong Kong Stock Exchange. Foreign investors hold stock in the VIE shell company rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company indirectly through the contractual VIE structure rather than directly through a formal equity ownership structure.

VIEs are a common industry practice and well known to officials and regulators in China. However, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to these structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. If the Chinese government takes action that affects VIEs, the market value of a fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

In addition, Chinese companies, including Chinese companies listed on U.S. exchanges, are not subject to the same regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about Chinese securities and VIEs in which a fund invests may be less reliable or complete. As with other Chinese companies with securities listed on U.S. exchanges, U.S.-listed VIEs and American Depositary Receipts (ADRs) may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of a fund to transact in such securities and may increase the cost of the fund if it must seek other markets in which to transact in such securities. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund is owned by a group of shareholders advised by a common investment advisor. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. In the event of significant redemption activity by these shareholders, these Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase and performance may be materially affected.

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on

SEPTEMBER 30, 2021

models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation (“NASDAQ”) system, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a Fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a Fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Wasatch Funds

Notes to Financial Statements (continued)

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2021
Core Growth Fund
Assets
Common Stocks		$4,005,056,141	$—	$—	$4,005,056,141
Short-Term Investments		—	49,554,905	—	49,554,905

		$4,005,056,141	$49,554,905	$—	$4,054,611,046

Other Financial Instruments*
Liabilities
Unfunded Commitment with a SPAC		$—	$—	$(1,740,000)	$(1,740,000)

Emerging India Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$16,576,854	$—	$16,576,854
	Brewers	—	13,533,769	—	13,533,769
	Commodity Chemicals	—	21,648,337	—	21,648,337
	Consumer Finance	—	79,759,733	—	79,759,733
	Department Stores	—	31,372,043	—	31,372,043
	Diversified Banks	—	56,043,602	—	56,043,602
	Food Retail	—	29,591,093	—	29,591,093
	Health Care Services	—	35,495,672	—	35,495,672
	Industrial Conglomerates	—	8,567,119	—	8,567,119
	Industrial Machinery	—	28,729,672	—	28,729,672
	Interactive Media & Services	—	38,913,592	—	38,913,592
	IT Consulting & Other Services	—	106,377,249	—	106,377,249
	Life Sciences Tools & Services	—	38,073,287	—	38,073,287
	Property & Casualty Insurance	—	24,177,340	—	24,177,340
	Regional Banks	—	24,754,199	—	24,754,199
	Research & Consulting Services	—	42,361,570	—	42,361,570
	Specialty Chemicals	—	16,109,746	—	16,109,746
	Thrifts & Mortgage Finance	—	18,635,659	—	18,635,659
	Other	7,326,792	—	—	7,326,792
Short-Term Investments		—	12,473,809	—	12,473,809

		$7,326,792	$643,194,345	$—	$650,521,137

SEPTEMBER 30, 2021

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/21
Emerging Markets Select Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$4,285,075	$—	$4,285,075
	Consumer Finance	—	18,389,624	—	18,389,624
	Department Stores	—	7,604,506	—	7,604,506
	Diversified Banks	—	24,004,041	—	24,004,041
	Electrical Components & Equipment	5,636,233	12,023,363	—	17,659,596
	Industrial Machinery	—	7,331,533	—	7,331,533
	Internet & Direct Marketing Retail	11,705,418	10,276,733	—	21,982,151
	IT Consulting & Other Services	13,473,306	15,524,107	—	28,997,413
	Life & Health Insurance	—	4,548,506	—	4,548,506
	Life Sciences Tools & Services	—	10,056,579	—	10,056,579
	Personal Products	—	2,249,207	—	2,249,207
	Pharmaceuticals	—	2,114,797	—	2,114,797
	Property & Casualty Insurance	1,999,326	4,147,732	—	6,147,058
	Regional Banks	—	4,127,629	—	4,127,629
	Semiconductor Equipment	—	11,086,922	—	11,086,922
	Semiconductors	—	22,198,373	—	22,198,373
	Specialized Finance	—	9,082,645	—	9,082,645
	Specialty Chemicals	—	4,852,612	—	4,852,612
	Systems Software	—	3,957,925	—	3,957,925
	Other	37,966,752	—	—	37,966,752
Short-Term Investments		—	39,574,734	—	39,574,734

		$70,781,035	$217,436,643	$—	$288,217,678

Emerging Markets Small Cap Fund
Assets
Common Stocks
	Asset Management & Custody Banks	$—	$8,969,305	$—	$8,969,305
	Commodity Chemicals	—	13,017,466	—	13,017,466
	Communications Equipment	—	6,135,387	—	6,135,387
	Consumer Finance	10,020,214	30,827,521	—	40,847,735
	Data Processing & Outsourced Services	—	7,159,613	—	7,159,613
	Department Stores	—	15,834,599	—	15,834,599
	Diversified Banks	—	23,586,717	—	23,586,717
	Electrical Components & Equipment	—	40,238,234	—	40,238,234
	Electronic Equipment & Instruments	—	7,537,789	—	7,537,789
	Health Care Equipment	—	3,740	—	3,740
	Health Care Facilities	—	7,698,733	—	7,698,733
	Health Care Services	—	19,036,748	—	19,036,748
	Health Care Supplies	—	1,189,490	—	1,189,490
	Hotels, Resorts & Cruise Lines	—	6,392,234	—	6,392,234
	Industrial Conglomerates	—	5,361,748	—	5,361,748
	Insurance Brokers	—	11,588,999	—	11,588,999
	Interactive Media & Services	—	14,929,205	—	14,929,205
	Internet & Direct Marketing Retail	—	24,486,607	—	24,486,607
	IT Consulting & Other Services	26,969,092	61,129,360	—	88,098,452
	Life & Health Insurance	—	7,067,939	—	7,067,939
	Property & Casualty Insurance	8,369,126	13,445,877	—	21,815,003
	Regional Banks	7,338,255	17,629,371	—	24,967,626
	Pharmaceuticals	—	—	16,722	16,722
	Research & Consulting Services	—	25,211,467	—	25,211,467
	Semiconductor Equipment	—	12,133,246	—	12,133,246
	Semiconductors	—	111,787,039	—	111,787,039
	Thrifts & Mortgage Finance	—	9,948,109	—	9,948,109
	Other	77,687,527	—	—	77,687,527
Short-Term Investments		—	22,209,190	—	22,209,190

		$130,384,214	$524,555,733	$16,722	$654,956,669

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/21
Frontier Emerging Small Countries Fund
Assets
Common Stocks
	Asset Management & Custody Banks	$—	$6,149,476	$—	$6,149,476
	Computer & Electronics Retail	—	1,105,973	—	1,105,973
	Consumer Finance	1,461,596	6,261,545	—	7,723,141
	Data Processing & Outsourced Services	1,286,743	2,733,255	—	4,019,998
	Diversified Banks	—	7,609,409	—	7,609,409
	Health Care Facilities	—	1,887,149	—	1,887,149
	Home Improvement Retail	—	2,118,444	—	2,118,444
	Insurance Brokers	—	1,414,504	—	1,414,504
	IT Consulting & Other Services	3,444,902	3,614,504	—	7,059,406
	Life & Health Insurance	—	1,707,351	—	1,707,351
	Other	26,315,373	—	—	26,315,373
Short-Term Investments		—	3,362,821	—	3,362,821

		$32,508,614	$37,964,431	$—	$70,473,045

Global Opportunities Fund
Assets
Common Stocks
	Application Software	$13,602,178	$6,366,818	$—	$19,968,996
	Asset Management & Custody Banks	3,806,128	1,985,519	—	5,791,647
	Consumer Finance	—	2,623,765	—	2,623,765
	Data Processing & Outsourced Services	2,368,554	1,363,623	—	3,723,177
	Drug Retail	—	2,325,704	—	2,325,704
	Electrical Components & Equipment	—	6,823,382	—	6,823,382
	Health Care Services	—	2,801,345	—	2,801,345
	Health Care Supplies	933,859	2,538,941	—	3,472,800
	Health Care Technology	—	6,062,899	—	6,062,899
	Human Resource & Employment Services	—	4,302,301	—	4,302,301
	Industrial Machinery	19,676,474	2,527,413	—	22,203,887
	IT Consulting & Other Services	9,223,829	10,630,699	—	19,854,528
	Property & Casualty Insurance	—	2,896,742	—	2,896,742
	Regional Banks	6,192,013	5,704,054	—	11,896,067
	Research & Consulting Services	—	19,669,939	—	19,669,939
	Restaurants	—	2,636,533	—	2,636,533
	Semiconductors	4,901,084	17,056,112	—	21,957,196
	Thrifts & Mortgage Finance	—	4,975,405	—	4,975,405
	Trading Companies & Distributors	—	8,089,189	—	8,089,189
	Other	82,471,838	—	—	82,471,838
Short-Term Investments		—	9,829,328	—	9,829,328

		$143,175,957	$121,209,711	$—	$264,385,668

Global Select Fund
Assets
Common Stocks
	Application Software	$407,769	$923,822	$—	$1,331,591
	Building Products	—	674,114	—	674,114
	Consumer Finance	—	923,400	—	923,400
	Data Processing & Outsourced Services	509,660	712,966	—	1,222,626
	Department Stores	—	424,625	—	424,625
	Diversified Banks	—	466,265	—	466,265
	Drug Retail	461,328	443,959	—	905,287
	Health Care Equipment	—	531,695	—	531,695
	Health Care Supplies	—	453,920	—	453,920
	Health Care Technology	438,018	389,370	—	827,388
	Industrial Machinery	—	642,490	—	642,490
	Research & Consulting Services	—	702,509	—	702,509
	Semiconductors	399,376	494,542	—	893,918
	Other	9,437,446	—	—	9,437,446
Short-Term Investments		—	132,704	—	132,704

		$11,653,597	$7,916,381	$—	$19,569,978

SEPTEMBER 30, 2021

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/21
Global Value Fund
Assets
Common Stocks
	Airlines	$—	$3,618,619	$—	$3,618,619
	Casinos & Gaming	—	2,883,222	—	2,883,222
	Construction Materials	—	2,312,704	—	2,312,704
	Diversified Banks	14,340,485	4,161,868	—	18,502,353
	Diversified Metals & Mining	—	3,154,378	—	3,154,378
	Electronic Manufacturing Services	—	2,799,459	—	2,799,459
	Food Retail	—	6,556,584	—	6,556,584
	Homebuilding	2,204,160	2,602,294	—	4,806,454
	Integrated Oil & Gas	4,188,000	4,779,794	—	8,967,794
	Integrated Telecommunication Services	—	2,549,298	—	2,549,298
	Multi-Line Insurance	—	3,436,442	—	3,436,442
	Pharmaceuticals	8,126,500	2,459,975	—	10,586,475
	Reinsurance	—	4,502,342	—	4,502,342
	Tobacco	—	3,420,673	—	3,420,673
	Other	46,204,025	—	—	46,204,025
Short-Term Investments		—	2,989,597	—	2,989,597

		$75,063,170	$52,227,249	$—	$127,290,419

Greater China Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$231,336	$—	$231,336
	Application Software	—	149,583	—	149,583
	Commodity Chemicals	—	332,168	—	332,168
	Distillers & Vintners	—	225,807	—	225,807
	Diversified Banks	—	366,074	—	366,074
	Drug Retail	—	193,411	—	193,411
	Health Care Equipment	—	726,488	—	726,488
	Health Care Supplies	—	114,677	—	114,677
	Hotels, Resorts & Cruise Lines	—	339,191	—	339,191
	Industrial Machinery	—	701,535	—	701,535
	Interactive Media & Services	—	441,770	—	441,770
	Internet & Direct Marketing Retail	—	914,090	—	914,090
	Life & Health Insurance	—	821,987	—	821,987
	Life Sciences Tools & Services	—	1,327,628	—	1,327,628
	Packaged Foods & Meats	—	550,049	—	550,049
	Personal Products	—	154,086	—	154,086
	Pharmaceuticals	—	336,333	—	336,333
	Semiconductors	—	1,327,491	—	1,327,491
	Specialized Finance	—	885,235	—	885,235
	Specialty Stores	—	140,226	—	140,226
Rights		—	0	—	0

		$—	$10,279,165	$—	$10,279,165

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/21
International Growth Fund
Assets
Common Stocks
	Alternative Carriers	$—	$2,809,768	$—	$2,809,768
	Application Software	44,123,218	59,405,954	—	103,529,172
	Asset Management & Custody Banks	—	23,647,520	—	23,647,520
	Brewers	—	16,139,544	—	16,139,544
	Commodity Chemicals	—	10,481,074	—	10,481,074
	Data Processing & Outsourced Services	—	11,944,332	—	11,944,332
	Department Stores	—	1,086,385	—	1,086,385
	Drug Retail	11,658,876	30,172,018	—	41,830,894
	Electrical Components & Equipment	—	33,446,439	—	33,446,439
	Electronic Equipment & Instruments	—	24,235,504	—	24,235,504
	General Merchandise Stores	—	7,114,317	—	7,114,317
	Health Care Equipment	—	24,229,102	—	24,229,102
	Health Care Services	—	23,599,574	—	23,599,574
	Health Care Supplies	—	20,242,664	—	20,242,664
	Health Care Technology	—	45,066173	—	45,066173
	Household Appliances	—	5,770,309	—	5,770,309
	Human Resource & Employment Services	6,296,615	45,885,743	—	52,182,358
	Industrial Machinery	—	15,599,115	—	15,599,115
	Insurance Brokers	—	12,306,996	—	12,306,996
	Interactive Home Entertainment	—	6,922,881	—	6,922,881
	Interactive Media & Services	—	52,818,099	—	52,818,099
	Internet Services & Infrastructure	—	12,113,883	—	12,113,883
	Investment Banking & Brokerage	11,492,756	5,810,599	—	17,303,355
	IT Consulting & Other Services	54,918,805	66,535,589	—	121,454,394
	Life SciencesTools & Services	—	15,947,184	—	15,947,184
	Movies & Entertainment	—	21,886,455	—	21,886,455
	Other Diversified Financial Services	—	10,648,779	—	10,648,779
	Pharmaceuticals	—	8,733,403	—	8,733,403
	Property & Casualty Insurance	7,748,294	13,689,526	—	21,437,820
	Regional Banks	34,586,159	17,945,334	—	52,531,493
	Research & Consulting Services	—	58,008,768	—	58,008,768
	Restaurants	—	41,940,327	—	41,940,327
	Semiconductors	—	74,327,196	—	74,327,196
	Trading Companies & Distributors	—	100,177,489	—	100,177,489
	Other	176,568,247	—	—	176,568,247
Short-Term Investments		—	12,645,550	—	12,645,550

		$347,392,970	$933,333,593	$—	$1,280,726,563

SEPTEMBER 30, 2021

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/21
International Opportunities Fund
Assets
Common Stocks
	Advertising	$—	$39,576,252	$—	$39,576,252
	Alternative Carriers	—	7,535,610	—	7,535,610
	Application Software	78,603,339	77,242,599	—	155,845,938
	Asset Management & Custody Banks	—	28,031,856	—	28,031,856
	Brewers	—	4,869,733	—	4,869,733
	Commodity Chemicals	—	22,241,044	—	22,241,044
	Consumer Finance	—	11,104,583	—	11,104,583
	Data Processing & Outsourced Services	—	10,574,299	—	10,574,299
	Department Stores	—	6,577,026	—	6,577,026
	Diversified Banks	—	8,143,291	—	8,143,291
	Diversified Support Services	11,822,937	19,110,491	—	30,933,428
	Electrical Components & Equipment	—	40,700,001	—	40,700,001
	Electronic Equipment & Instruments	—	13,565,118	—	13,565,118
	Food Retail	—	9,478,329	—	9,478,329
	Health Care Services	—	33,779,860	—	33,779,860
	Health Care Supplies	—	5,945,648	—	5,945,648
	Health Care Technology	—	40,807,553	—	40,807,553
	Human Resource & Employment Services	16,505,380	7,992,971	—	24,498,351
	Insurance Brokers	—	11,541,173	—	11,541,173
	Interactive Media & Services	—	2,765,021	—	2,765,021
	Internet & Direct Marketing Retail	—	8,902,823	—	8,902,823
	Internet Services & Infrastructure	—	15,279,158	—	15,279,158
	Investment Banking & Brokerage	—	8,610,023	—	8,610,023
	IT Consulting & Other Services	—	28,173,633	—	28,173,633
	Other Diversified Financial Services	—	9,439,193	—	9,439,193
	Research & Consulting Services	5,553,365	49,997,449	—	55,550,814
	Restaurants	—	—	8,489	8,489
	Semiconductors	13,655,322	18,381,714	—	32,037,036
	Specialized Finance	—	5,641,072	—	5,641,072
	Specialty Stores	—	5,728,889	—	5,728,889
	Systems Software	4,260,454	5,543,714	—	9,804,168
	Thrifts & Mortgage Finance	17,197,893	17,370,860	—	34,568,753
	Other	72,034,117	—	—	72,034,117
Short-Term Investments		—	27,070,632	—	27,070,632

		$219,632,807	$601,721,618	$8,489	$821,362,914

International Select Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$284,225	$—	$284,225
	Application Software	—	734,612	—	734,612
	Asset Management & Custody Banks	—	447,903	—	447,903
	Building Products	—	441,916	—	441,916
	Data Processing & Outsourced Services	—	999,694	—	999,694
	Drug Retail	—	441,141	—	441,141
	Electronic Equipment & Instruments	—	374,798	—	374,798
	Health Care Equipment	—	402,279	—	402,279
	Health Care Supplies	—	268,318	—	268,318
	Health Care Technology	—	627,242	—	627,242
	Industrial Machinery	—	879,487	—	879,487
	Interactive Media & Services	—	835,949	—	835,949
	IT Consulting & Other Services	—	285,237	—	285,237
	Life Sciences Tools & Services	425,782	386,693	—	812,475
	Research & Consulting Services	—	823,865	—	823,865
	Other	648,462	—	—	648,462
Short-Term Investments		—	258,377	—	258,377

		$1,074,244	$8,491,736	$—	$9,565,980

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/21
Micro Cap Fund
Assets
Common Stocks		$1,345,488,670	$—	$—	$1,345,488,670
Warrants		891,520	—	584,040	1,475,560
Short-Term Investments		—	4,418,400	—	4,418,400

		$1,346,380,190	$4,418,400	$584,040	$1,351,382,630

Other Financial Instruments*
Liabilities
Unfunded Commitment with a SPAC		$—	$—	$(697,000)	$(697,000)

Micro Cap Value Fund
Assets
Common Stocks
	Advertising	$—	$4,258,492	$—	$4,258,492
	Asset Management & Custody Banks	2,398,216	4,452,708	—	6,850,924
	Health Care Technology	3,575,049	10,154,544	—	13,729,593
	Human Resource & Employment Services	—	5,696,825	—	5,696,825
	Industrial Machinery	14,330,610	5,123,087	—	19,453,697
	IT Consulting & Other Services	7,621,516	3,873,885	—	11,495,401
	Leisure Facilities	—	5,095,197	—	5,095,197
	Technology Hardware, Storage & Peripherals	3,794,700	3,229,699	—	7,024,399
	Other	346,220,923	—	—	346,220,923
Limited Liability Company Membership Interest		—	—	17,685	17,685
Warrants		—	—	56,064	56,064
Short-Term Investments		—	22,209,998	—	22,209,998

		$377,941,014	$64,094,435	$73,749	$442,109,198

Small Cap Growth Fund
Assets
Common Stocks
	Distillers & Vinters	$—	$—	$52,800,000	$52,800,000
	Other	3,494,921,681	—	—	3,494,921,681
Preferred Stocks		—	—	13,282,849	13,282,849
Short-Term Investments		—	90,931,461	—	90,931,461

		$3,494,921,681	$90,931,461	$66,082,849	$3,651,935,991

Small Cap Value Fund
Assets
Common Stocks		$1,664,518,963	$—	$—	$1,664,518,963
Short-Term Investments		—	27,756,331	—	27,756,331

		$1,664,518,963	$27,756,331	$—	$1,692,275,294

Ultra Growth Fund
Assets
Common Stocks
	Application Software	$402,301,503	$19,496,721	$—	$421,798,224
	Distillers & Vinters	—	—	43,200,000	43,200,000
	Other	2,497,827,379	—	—	2,497,827,379
Preferred Stocks		—	—	300,120	300,120
Short-Term Investments		—	27,944,603	—	27,944,603

		$2,900,128,882	$47,441,324	$43,500,120	$2,991,070,326

Other Financial Instruments*
Liabilities
Unfunded Commitment with a SPAC		$—	$—	$(1,450,000)	$(1,450,000)

SEPTEMBER 30, 2021

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/21
U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$460,795,811	$—	$460,795,811
Short-Term Investments		—	1,814,108	—	1,814,108

		$—	$462,609,919	$—	$462,609,919

*

Other financial instruments are unfunded commitments with SPACs, and are not reflected in the Schedule of Investments. An unfunded commitment with a SPAC is recorded at net unrealized appreciation (depreciation).

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the year ended September 30, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

There was a transfer of $1,994,174 in the Micro Cap Value Fund from Level 3 to Level 1 due to the conversion of an unlisted preferred stock to a freely trading common stock. This transfer amount represents the beginning of the period value plus the purchases for the dividends paid in kind over the reporting period for Vertex Energy, Inc., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the year ended September 30, 2021:

Fund	Market Value Beginning Balance 9/30/2020	Purchases At Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers In at Market Value	Transfers Out at Market Value	Market Value Ending Balance 9/30/2021	Net Change in Unrealized Appreciation (Depreciation) On Investments Held at 9/30/2021
Core Growth Fund
Unfunded Commitment with a SPAC	$—	$—	$—	$—	$—	$(1,740,000)	$—	$—	$(1,740,000)	$(1,740,000)

	$—	$—	$—	$—	$—	$(1,740,000)	$—	$—	$(1,740,000)	$(1,740,000)

Emerging Markets Small Cap Fund
Common Stocks	$16,796	$—	$—	$—	$—	$(74)	$—	$—	$16,722	$(74)

	$16,796	$—	$—	$—	$—	$(74)	$—	$—	$16,722	$(74)

International Opportunities Fund
Common Stocks	$8,130	$—	$—	$—	$—	$359	$—	$—	$8,489	$359

	$8,130	$—	$—	$—	$—	$359	$—	$—	$8,489	$359

Micro Cap Fund
Warrants	$—	$625,291	$—	$—	$—	$(41,251)	$—	$—	$584,040	$(41,251)
Unfunded Commitment with a SPAC	—	—	—	—	—	(697,000)	—	—	(697,000)	(697,000)

	$—	$625,291	$—	$—	$—	$(738,251)	$—	$—	$(112,960)	$(738,251)

Micro Cap Value Fund
Common Stocks	$17,685	$—	$—	$—	$—	$—	$—	$—	$17,685	$—
Preferred Stocks	1,888,331	105,843	—	—	—	—	—	(1,994,174)	—	—
Warrants	—	422,967	—	—	(95,000)	(271,903)	—	—	56,064	(366,903)

	$1,906,016	$528,810	$—	$—	$(95,000)	$(271,903)	$—	$(1,994,174)	$73,749	$(366,903)

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Market Value Beginning Balance 9/30/2020	Purchases At Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers In at Market Value	Transfers Out at Market Value	Market Value Ending Balance 9/30/2021	Net Change in Unrealized Appreciation (Depreciation) On Investments Held at 9/30/2021
Small Cap Growth Fund
Common Stocks	$—	$55,000,000	$—	$—	$—	$(2,200,000)	$—	$—	$52,800,000	$(2,200,000)
Limited Partnership Interest	217,878	—	(284,976)	—	(863,407)	930,505	—	—	—	—
Preferred Stocks	10,132,225	—	—	—	—	3,150,624	—	—	13,282,849	3,150,624

	$10,350,103	$55,000,000	$(284,976)	$—	$(863,407)	$1,881,129	$—	$—	$66,082,849	$950,624

Ultra Growth Fund
Common Stocks	$—	$45,000,000	$—	$—	$—	$(1,800,000)	$—	$—	$43,200,000	$(1,800,000)
Limited Partnership Interest	202,952	—	(265,315)	—	(772,056)	834,419	—	—	—	—
Preferred Stocks	228,601	—	—	—	—	71,519	—	—	300,120	71,519
Unfunded Commitment with a SPAC	—	—	—	—	—	(1,450,000)	—	—	(1,450,000)	(1,450,000)

	$431,553	$45,000,000	$(265,315)	$—	$(772,056)	$(2,344,062)	$—	$—	$42,050,120	$(3,178,481)

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value At 9/30/21	Valuation Technique	Unobservable Input	Range (Average)
Core Growth Fund	Unrealized Depreciation on Unfunded Commitment with a SPAC	$(1,740,000)	Transaction indicative of value	Probability Discount for lack of marketability	90% 7%
Micro Cap Fund	Unrealized Depreciation on Unfunded Commitment with a SPAC	$(697,000)	Transaction indicative of value	Probability Discount for lack of marketability	90% 4%
Micro Cap Fund	Warrant: Interactive Home Entertainment	$359,040	Discount for lack of marketability	Discount for lack of marketability	6%
Micro Cap Fund	Warrant: Pharmaceuticals	$225,000	Black Scholes	Black Scholes	100%
Small Cap Growth Fund	Direct Venture Capital Investments: Semiconductor Equipment	$1,200,477	Market comparable companies	EV/R* multiple Discount for lack of marketability	3.0 -15.5 (9.5) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$12,082,372	Market comparable companies	EV/R* multiple Discount for lack of marketability	3.1 - 38.5 (13.1) 20%
Small Cap Growth Fund	PIPE: Distillers & Vintners	$52,800,000	Discount for lack of marketability	Discount for lack of marketability	6%
Ultra Growth Fund	Unrealized Depreciation on Unfunded Commitment with a SPAC	$(1,450,000)	Transaction indicative of value	Probability Discount for lack of marketability	90% 7%
Ultra Growth Fund	Direct Venture Capital Investments: Semiconductor Equipment	$300,120	Market comparable companies	EV/R* multiple Discount for lack of marketability	3.0 - 15.5 (9.5) 20%
Ultra Growth Fund	PIPE: Distillers & Vintners	$43,200,000	Discount for lack of marketability	Discount for lack of marketability	6%

Enterprise-Value-To-Revenue (EV/R) multiple is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

Changes in EV/R multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

SEPTEMBER 30, 2021

Additional information about the Funds’ fair valuation practices is available in the Funds’ most recent Prospectus, Statement of Additional Information (SAI) and Report to Shareholders. This information is available on the Funds’ website at wasatchglobal.com and on the Securities and Exchange Commission’s website at www.sec.gov.

13. OFFSETTING

Each Fund is party to various netting arrangements. The Financial Accounting Standards Board (“FASB”) requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of September 30, 2021:

Repurchase Agreements

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements Of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (Not less Than 0)
Core Growth Fund	Fixed Income Clearing Corp.	$49,554,905	$—	$(49,554,905)	$—
Emerging India Fund	Fixed Income Clearing Corp.	12,473,809	—	(12,473,809)	—
Emerging Markets Select Fund	Fixed Income Clearing Corp.	39,574,734	—	(39,574,734)	—
Emerging Markets Small Cap Fund	Fixed Income Clearing Corp.	22,209,190	—	(22,209,190)	—
Frontier Emerging Small Countries Fund	Fixed Income Clearing Corp.	3,362,821	—	(3,362,821)	—
Global Opportunities Fund	Fixed Income Clearing Corp.	9,829,328	—	(9,829,328)	—
Global Select Fund	Fixed Income Clearing Corp.	132,704	—	(132,704)	—
Global Value Fund	Fixed Income Clearing Corp.	2,989,597	—	(2,989,597)	—
International Growth Fund	Fixed Income Clearing Corp.	12,645,550	—	(12,645,550)	—
International Opportunities Fund	Fixed Income Clearing Corp.	27,070,632	—	(27,070,632)	—
International Select Fund	Fixed Income Clearing Corp.	258,377	—	(258,377)	—
Micro Cap Fund	Fixed Income Clearing Corp.	4,418,400	—	(4,418,400)	—
Micro Cap Value Fund	Fixed Income Clearing Corp.	22,209,998	—	(22,209,998)	—
Small Cap Growth Fund	Fixed Income Clearing Corp.	90,931,461	—	(90,931,461)	—
Small Cap Value Fund	Fixed Income Clearing Corp.	27,756,331	—	(27,756,331)	—
Ultra Growth Fund	Fixed Income Clearing Corp.	27,944,603	—	(27,944,603)	—
U.S. Treasury Fund	Fixed Income Clearing Corp.	1,814,108	—	(1,814,108)	—

[1]

Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table above. For further information, see Note 3-Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

14. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

Wasatch Funds	SEPTEMBER 30, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wasatch Funds Trust and Shareholders of each of the eighteen funds listed in the table below

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting Wasatch Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Wasatch Core Growth Fund®(1)	Wasatch Emerging India Fund®(1)
Wasatch Emerging Markets Select Fund®(1)	Wasatch Emerging Markets Small Cap Fund®(1)
Wasatch Frontier Emerging Small Countries Fund®(1)	Wasatch Global Opportunities Fund®(1)
Wasatch Global Select Fund®(2)	Wasatch Global Value Fund®(1)
Wasatch International Growth Fund®(1)	Wasatch Greater China Fund®(3)
Wasatch International Select Fund®(2)	Wasatch International Opportunities Fund®(1)
Wasatch Micro Cap Value Fund®(2)	Wasatch Micro Cap Fund®(2)
Wasatch Small Cap Value Fund®(1)	Wasatch Small Cap Growth Fund®(1)
Wasatch-Hoisington U.S. Treasury Fund®(1)	Wasatch Ultra Growth Fund®(2)

1.

Statement of operations for the year ended September 30, 2021, statement of changes in net assets for the years ended September 30, 2021 and 2020 and financial highlights for the years ended September 30, 2021, 2020, 2019, 2018 and 2017

2.

Statement of operations for the year ended September 30, 2021, statement of changes in net assets for the years ended September 30, 2021 and 2020 and financial highlights for each of the periods indicated therein

3.	Statement of operations, statement of changes in net assets and financial highlights for the period November 30, 2020 (inception) through September 30, 2021

BASIS FOR OPINIONS

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

November 23, 2021

We have served as the auditor of one or more investment companies in Wasatch Funds Trust since 2002.

Wasatch Funds	SEPTEMBER 30, 2021

Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of four Independent Trustees. Each of the Independent Trustees will serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Ms. Allison, Mr. Rinne and Ms. Fletcher were elected by shareholders.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, online at wasatchglobal.com or upon request by calling Wasatch Funds at 800.551.1700.

Name, Address And Age	Position(s) Held with Wasatch Funds	Term of Office[1] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held by Trustees During Past 5 Years[2]
Independent Trustees

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 74	Trustee and Chair of the Board	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	18	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 69	Trustee and Chair of the Governance and Nominating Committee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016. A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting) from January 2017 to present.	18	Director, Halton Group Ltd. since 2016.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 68	Trustee and Chair of the Audit Committee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	18	Director, Youth Sports Alliance since 2015. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012.
					Director Emeritus, Utah Symphony/Utah Opera since September 2017. and Director, Utah Symphony/Utah Opera from 2005 to September 2017.

Mark Robinson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 62	Trustee	Indefinite Served as Trustee since April 2020	Chief Financial Officer of Truckstop.com LLC from 2016 to 2019. Chief Financial Officer of SABA Software, Inc. from 2013 to 2015.	18	Chairman of Vita Vis Nutrition, Inc. from 2014 to 2016.

1.

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion.

2.

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

Wasatch Funds

Supplemental Information (continued)

Name, Address And Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Eric S. Bergeson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 55	President	Indefinite Served as President since May 2018	President for Wasatch Funds since May 2018. President of the Advisor since January 2017. Vice President of Institutional Sales for the Advisor since June 1998.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 53	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007. Secretary for Wasatch Funds since November 2008. Counsel for the Advisor since October 2006.

Michael K. Yeates 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 39	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for Wasatch Funds since May 2018. Chief Financial Officer of the Advisor since September 2007.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 48	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012. Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 38	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017. Compliance Associate for the Advisor since September 2012.

Kara H. Becker 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 38	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for Wasatch Funds since May 2018. Controller for the Advisor since January 2012.

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here may include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$230,381,353
Emerging Markets Small Cap Fund	30,652,060
Global Opportunities Fund	3,566,379
Global Select Fund	11,998
International Growth Fund	117,458,798
International Opportunities Fund	14,595,011
Micro Cap Fund	63,388,758
Micro Cap Value Fund	36,006,255
Small Cap Growth Fund	183,173,140
Ultra Growth Fund	47,667,167
U.S. Treasury Fund	32,379,945

For the fiscal year ended September 30, 2021, certain dividends paid by each Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2021, complete information will be reported on shareholders’ 2021 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended September 30, 2021 will be at the highest amount permitted by law.

Corporate shareholders should note that for the year ended September 30, 2021, the percentage of the Funds’ investment income (i.e., net investment income plus short term capital gains) that qualified for the corporate dividends received deductions are as follows:

Fund	Percentage
Ultra Growth Fund	11%

SEPTEMBER 30, 2021

The Funds may elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. The foreign taxes paid eligible for pass-through on September 30, 2021 are as follows:

Fund	Amount
Emerging Markets Small Cap Fund	$1,830,017
International Opportunities Fund	792,304

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2021. These shareholders will receive more detailed information along with their 2021 Form 1099-DIV.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures the Advisor uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available without charge, upon request, on the Funds’ website at wasatchglobal.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at wasatchglobal.com and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ended June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-PORT

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at www.sec.gov.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Wasatch Funds have adopted a Liquidity Risk Management Program to govern the approach to managing liquidity risk within the Wasatch Funds (the “Program”). The Board has approved the designation of the Advisor’s Liquidity Risk Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the Liquidity Risk Committee’s assessment of their relative liquidity under current market conditions.

Each of the Wasatch Funds maintains a high level of liquidity and is deemed to be a fund that primarily holds assets that are defined as highly liquid investments. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. A fund that is deemed to primarily hold assets that are Highly Liquid Investments will have at least 55% of its net assets in Highly Liquid Investments. As a result, each Fund has not adopted a Highly Liquid Investment minimum.

There have been no liquidity events that have materially affected the performance of a Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Liquidity Risk Committee has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk since implementation. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Further information on liquidity risks applicable to the Funds can be found within the Prospectus.

Wasatch Funds	SEPTEMBER 30, 2021

Service Providers

Investment Advisor

Wasatch Advisors, Inc. d/b/a Wasatch Global Investors

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

Sub-Advisor for the Wasatch-Hoisington U.S. Treasury Fund

Hoisington Investment Management Co. (HIMCo)

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Trustees

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Contact Wasatch

ONLINE

wasatchglobal.com

or via email

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

MAIL

Regular Mail Delivery

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

Overnight Delivery

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

WASATCHGLOBAL.COM
ACTIVE MANAGEMENT FOR INEFFICIENT MARKETS
SMALL CAP MICRO CAP INTERNATIONAL EMERGING MARKETS FRONTIER MARKETS GLOBAL

(b)	Not applicable.

Item 2.  Code of Ethics.

(a)	Wasatch Funds Trust (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

(1)

The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial experts are Miriam M. Allison and Kristen Fletcher. Each is deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)	Not applicable.

Item 4.  Principal Accountant Fees and Services.

(a)

Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2021 and 2020 were $534,400 and $543,403, respectively.

(b)

Audit Related Fees – During the fiscal years ended September 30, 2021 and 2020, the Registrant was not billed any fees by the independent registered public accounting firm for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2021 and 2020, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser (the “Advisor”) or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(c)

Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2021 and 2020 were $115,980 and $111,625, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns.

During the fiscal years ended September 30, 2021 and 2020, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(d)

All Other Fees – The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4, for the fiscal years ended September 30, 2021 and 2020 were $0 and $0, respectively.

During the fiscal years ended September 30, 2021 and 2020, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(e)	Pre-Approval Policies and Procedures

(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the Advisor, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the Advisor described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	No disclosures are required by this Item 4(f).

(g)

For the fiscal years ended September 30, 2021 and 2020, the aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant and the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provided ongoing services to the Registrant were approximately $0 and $0, respectively.

(h)	No disclosures are required by this Item 4(h).

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.  Exhibits.

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	December 3, 2021

By:	/s/ Michael K. Yeates
Michael K. Yeates
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	December 3, 2021